UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1800

U.S. GLOBAL INVESTORS FUNDS
(Exact name of registrant as specified in charter)

7900 CALLAGHAN ROAD
SAN ANTONIO, TX			78229
(Address of principal executive offices)			(Zip code)

SUSAN B. MCGEE, ESQ.
7900 CALLAGHAN ROAD
SAN ANTONIO, TX 78229
(Name and address of agent for service)

Registrant’s telephone number, including area code:		210-308-1234

Date of fiscal year end:	DECEMBER 31, 2012

Date of reporting period:	DECEMBER 31, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

U.S. Global Investors Funds

Annual Report

December 31, 2012

U.S. Global Investors Funds

Annual Report

December 31, 2012

Table of Contents

Letter to Shareholders	1
Definitions for Management Teams' Perspectives	10
Management Teams' Perspectives	12
Expense Example	63
Portfolios of Investments	66
Notes to Portfolios of Investments	134
Statements of Assets and Liabilities	148
Statements of Operations	154
Statements of Changes in Net Assets	160
Notes to Financial Statements	169
Financial Highlights	187
Additional Information	207

Nasdaq Symbols

U.S. Global Investors Funds

Investor Class

U.S. Treasury Securities Cash Fund	USTXX
U.S. Government Securities Savings Fund	UGSXX
Near-Term Tax Free Fund	NEARX
Tax Free Fund	USUTX
All American Equity Fund	GBTFX
Holmes Growth Fund	ACBGX
MegaTrends Fund	MEGAX
Global Resources Fund	PSPFX
World Precious Minerals Fund	UNWPX
Gold and Precious Metals Fund	USERX
Eastern European Fund	EUROX
Global Emerging Markets Fund	GEMFX
China Region Fund	USCOX

Institutional Class

MegaTrends Fund	MEGIX
Global Resources Fund	PIPFX
World Precious Minerals Fund	UNWIX

P.O. Box 659405

San Antonio, Texas 78265-9604

Tel 1.800.US.FUNDS

Fax 1.210.308.1217

www.usfunds.com

U.S. Global Investors Funds

Dear Fellow Shareholder,

Investor pessimism toward stocks continued during 2012, with uncertainty over many global economic events undermining sentiment. The European crisis was punctuated by footage of unionized government workers organizing anti-austerity riots in the streets of Greece and Spain. Worsening economic data in China led to a rising fear of a hard landing. In the U.S., investors were consumed by the presidential election closely followed by the "fiscal cliff" debate that didn't conclude until New Year's Eve.

In addition to the constant drumbeat of negative news, investors' emotions remained anchored to the distressing experience of 2008, and the selling out of perceived "risky" equity funds to purportedly safe havens in long-term bond funds continued throughout 2012. Data from the Investment Company Institute shows the persistence of this extreme behavior of billions of dollars flowing into bond funds and out of stock funds.

This move has been costing investors, as performance in recent years has been phenomenal for equity and gold bullion investors. Take a look at the following chart, showing the cumulative returns of gold, the S&P 500 Index and the iShares Core Total U.S. Bond ETF from the beginning of 2009 through December 31, 2012. The last four years were better than you may have thought: Gold rose nearly 90 percent and the 500 largest U.S. companies climbed more than 70 percent, while the bond investment increased only 22 percent.

U.S. Global Investors Funds

As Bloomberg recently quantified, "Americans have missed out on almost $200 billion of stock gains as they drained money from the market in the past four years."

I often say it's important to follow government policies, not political parties, because of the dramatic effect that monetary and fiscal policies can have on markets and gold. Thanks to President Barack Obama and Federal Reserve Chairman Ben Bernanke, stocks and bullion have had astounding performance as the Fed has been on a massive bond-buying frenzy during three rounds of quantitative easing (QE). This spree has pushed the central bank's balance sheet to nearly $3 trillion by January. As reported in USA Today, this is "more than three times the size of the Fed's holdings before the financial crisis" in the fall of 2008.

All the excess money in the system, compliments of not only the Fed, but also the European Central Bank (ECB), the Bank of Japan and the Bank of England, should help gold continue its bull run another year. Take a look at the projected rise in the balance sheets as a percent of GDP from the developed countries. The ECB is estimated to have a balance sheet that is nearly 50 percent of its GDP by the end of the year. The Bank of Japan is right behind the ECB, with its balance sheet projected to be nearly 35 percent of GDP.

U.S. Global Investors Funds

With developed governments lacking courage for fiscal discipline, emerging markets have continued purchasing gold as a currency hedge, in an effort to diversify away from their dependence on U.S. dollars and the euro. Countries such as Mexico, the Philippines, Russia, Turkey and Ukraine have added gold over the past year. Net official sector purchases of 425 tons, as of November 2012, are a drastic divergence compared to only a few years ago when central banks were net sellers of the precious metal.

Even though gold purchases in India have been subdued because of duties imposed on gold imports, we see sunshine at the end of the tunnel, not a train's headlight. We believe the country's cultural affinity for the precious metal and rising incomes will continue to drive demand. Also, since China's new leadership was announced through the middle of January, about $40 billion has flowed into emerging markets. This emerging trend appears to be a powerful precursor for a stronger 2013, which we believe will help to reignite the gold buying in China and India.

What's important for gold investors to remember is the volatility of the yellow metal. Take a look at the frequency of 10 percent moves up or down over any 20 trading days. The metal is only slightly more volatile than the S&P 500. Gold companies, crude oil and the MSCI Emerging Markets Index have all experienced more up and down moves than gold.

U.S. Global Investors Funds

Whereas card counting at a blackjack table can get you booted from casinos and barred for life, as an investor, you are allowed to take full advantage of the 10 percent moves. Over 2013, you can count on gold moving in both directions, but as the metal experiences extreme volatility, dips in price can offer potential buying opportunities. Keep in mind though, that it's prudent to invest only 5 to 10 percent of your total portfolio in gold and gold stocks.

Ideas for Investing in Volatile Markets

Consider the famous words once spoken by boxer Mike Tyson: "Everybody has a plan until they get punched in the face." With the incredible results from gold and the stock markets, an investment plan that sold equities and bought bonds typically was dealt a terrible blow. Life is about managing expectations, and in the ring, a champion quickly shifts his strategy or faces a knockout. Here are three investment strategies to get your money to work for you.

1. Choose Active Management When Investing in Commodities

Commodities have wide price fluctuations from year to year due to the many factors affecting supply and demand, such as government policies, union strikes and currency volatility. The price movement has historically been seasonal and cyclical, which is why we believe investors should hold a diversified basket of commodities actively managed by professionals who understand these specialized assets and the global trends affecting them.

You can see the ebb and flow of commodity prices over the past decade on our Periodic Table of Commodity Returns. As an example, gold's 10-year trend shows a unique record no other commodity can claim, with positive results every year. What's fascinating is the three-year rising pattern relative to other commodities. Over the past 10 years, gold has risen in position compared with the others for three years in a row, and then fallen in relative position in the fourth year before repeating the cycle. You can view the relative returns of the other commodities for yourself by going to www.usfunds.com.

U.S. Global Investors Funds

2. Look for Gold Stocks to Rebound

One potential opportunity awaiting investors is the historical trend favoring gold stocks, according to research from the highly respected gold analyst, Barry Cooper from CIBC World Markets. One chart shows the returns of the Philadelphia Stock Exchange Gold and Silver Index during the year of a U.S. presidential election and one illustrates the returns of the index the year after the election.

Regardless of which party is in the White House and which party wants to take it back, going back to 1984, the index of gold and silver stocks has historically performed poorly during the year Americans are headed to the voting polls.

U.S. Global Investors Funds

However, the math suggests gold stocks may stage a significant comeback during 2013. Historically, the index of gold and silver stocks has seen significant gains in the year following a federal election.

U.S. Global Investors Funds

3. Implement a Simple Asset Allocation Approach

Money fund yields have been disappointing investors, and as long as they remain low, are ill-equipped to provide investors with meaningful returns. For those investors willing to take on a little more risk, there may be better-yielding alternatives. For example, take a closer look at U.S. Global Investors' Near-Term Tax Free Fund (NEARX), with an overall Morningstar rating of 4 stars among 135 municipal national short-term funds as of December 31, 2012. NEARX invests in municipal bonds that have an average maturity of about 3 years and, based on a 35 percent tax rate, offers a tax-equivalent yield of 1.49 percent as of the end of 2012.

Rather than take the risk of owning assets that may not provide you with enough appreciation to meet your investment goals, consider a simple asset allocation strategy we call the "couch potato" portfolio. The chart on the next page compares three different hypothetical investments:

•  $10,000 invested in only NEARX

•  $10,000 invested in only the S&P 500 Index of U.S. companies

•  $10,000 invested in only the growth-oriented Global Resources Fund (PSPFX)

•  $10,000 invested in the "couch potato" portfolio: a 50 percent allocation to NEARX and a 50 percent allocation to PSPFX, rebalanced on a semi-annual basis

Over the past 10 years as of December 31, 2012, the S&P 500 increased about 7 percent while the Near-Term Tax Free Fund rose 3 percent. The Global Resources Fund outperformed these stock and bond investments, rising 17.61 percent. However, the Global Resources Fund also experienced the most volatility, as you can see in the hypothetical growth chart below.

In a hypothetical investment of $10,000 with half of the assets in the Near-Term Tax Free Fund and half in the Global Resources Fund, rebalanced semi-annually, most of the outperformance of the Global Resources Fund is captured, only with less risk. Over the past 10 years, this simple "couch potato" portfolio would have grown to more than $34,000, with significantly less volatility. This is substantially more than a 10-year hypothetical investment in the S&P 500, which grew to $19,848.

U.S. Global Investors Funds

With the European crisis appearing in the rear view mirror and global central banks positioning to continue their easing policies, we encourage global investors to resist the negative headlines and make sure to appropriately allocate for long-term growth and income.

Thank you for putting your trust and confidence in U.S. Global Investors. Throughout 2013, we wish you and your family peace and prosperity.

Sincerely,

Frank Holmes
CEO and Chief Investment Officer
U.S. Global Investors, Inc.

Please consider carefully a fund's investment objectives, risks, charges and expenses. For this and other important information, obtain a fund prospectus by visiting www.usfunds.com or by calling 1-800-US-FUNDS (1-800-873-8637). Read it carefully before investing. Distributed by U.S. Global Brokerage, Inc.

Morningstar ratings are based on risk-adjusted return. The overall Morningstar rating for a fund is derived from a weighted average of performance figures associated with its 3-, 5-year and 10-year (if applicable) time periods. Past performance does not guarantee future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's

U.S. Global Investors Funds

monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Though the Near-Term Tax Free Fund seeks minimal fluctuations in share price, it is subject to the risk that a decline in the credit quality of a portfolio holding could cause a fund's share price to decline. Tax-exempt income is federal income tax free. A portion of this income may be subject to state and local income taxes, and if applicable, may subject certain investors to the Alternative Minimum Tax as well. The Near-Term Tax Free Fund may invest up to 20% of its assets in securities that pay taxable interest. Income or fund distributions attributable to capital gains are usually subject to both state and federal income taxes. The Near-Term Tax Free Fund is subject to interest-rate risk; its value declines as interest rates rise. The Near-Term Tax Free Fund may be exposed to risks related to a concentration of investments in a particular state or geographic area. These investments present risks resulting from changes in economic conditions of the region or issuer.

Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. Because the Global Resources Fund concentrates its investments in a specific industry, the fund may be subject to greater risks and fluctuations than a portfolio representing a broader range of industries.

The Philadelphia Stock Exchange Gold and Silver Index (XAU) is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver.

All opinions expressed and data provided are subject to change without notice. Some of these opinions may not be appropriate to every investor.

Definitions for Management Teams' Perspectives

Benchmark Index Definitions

Returns for indices reflect no deduction for fees, expenses or taxes, unless noted.

The Barclays Capital 3-Year Municipal Bond Index is a total return benchmark designed for municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million and have a maturity of two to four years.

The Barclays Capital 10-Year Municipal Bond Index is a total return benchmark designed for long-term municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million and have a maturity of 8 to 12 years.

The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 75% or more of their revenue from mined gold.

The Hang Seng Composite Index is a market-capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the Main Board of the Hong Kong Stock Exchange.

The MSCI Emerging Markets Europe 10/40 Index (Net Total Return) is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging market countries of Europe (Czech Republic, Hungary, Poland, Russia and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The index is periodically rebalanced relative to the constituents' weights in the parent index.

The MSCI Emerging Markets Net Total Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging market countries on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax).

The Morgan Stanley Commodity Related Equity Index (CRX) is an equal-dollar weighted index of 20 stocks involved in commodity-related industries such as energy, non-ferrous metals, agriculture and forest products.

The NYSE Arca Gold Miners Index is a modified market capitalization-weighted index comprised of publicly-traded companies involved primarily in the mining for gold and silver.

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600.

Definitions for Management Teams' Perspectives

Other Index Definitions

The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market.

The China Purchasing Managers' Index, a gauge of nationwide manufacturing activity, is issued by the China Federation of Logistics & Purchasing and co-compiled by the National Bureau of Statistics.

The ISM Manufacturing Composite Index is a diffusion index calculated from five of the eight sub-components of a monthly survey of purchasing managers at roughly 300 manufacturing firms from 21 industries in all 50 states.

The JP Morgan Global Manufacturing PMI Index is an indicator of global economic and business conditions derived monthly from data produced using internationally comparable methodologies covering around 10,000 survey respondents in over twenty countries.

The Macquarie Global Infrastructure Index is designed to reflect the stock performance of companies within the infrastructure industry, principally those engaged in the management, ownership and or operation of infrastructure and utility assets.

The MSCI All Country Far East Free ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. The index consists of the following developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The Philadelphia Stock Exchange Gold and Silver Index (XAU) is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver.

The S&P/TSX Venture Composite Index is a broad market indicator for the Canadian venture capital market. The index is market capitalization weighted and, at its inception, included 531 companies. A quarterly revision process is used to remove companies that comprise less than 0.05% of the weight of the index, and add companies whose weight, when included, will be greater than 0.05% of the index.

The Warsaw Stock Exchange Top 20 Index is a modified capitalization-weighted index of twenty Polish stocks which are listed on the main market.

The U.S. Trade Weighted Dollar Index provides a general indication of the international value of the U.S. dollar.

Money Market Funds

Management Team's Perspective

Introduction

The U.S. Treasury Securities Cash Fund (USTXX) seeks to obtain a high level of current income while maintaining the highest degree of safety of principal and liquidity. The U.S. Government Securities Savings Fund (UGSXX) seeks to achieve a consistently high yield with safety of principal.

Performance

U.S. Treasury Securities Cash Fund	As of December 31, 2012
7-Day Yield	0.01%
7-Day Effective Yield	0.01%
U.S. Government Securities Savings Fund	As of December 31, 2012
7-Day Yield	0.01%
7-Day Effective Yield	0.01%

An investment in either the U.S. Treasury Securities Cash Fund or the U.S. Government Securities Savings Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in these funds.

Pursuant to a voluntary arrangement, U.S. Global Investors, Inc. (Adviser) has agreed to limit total fund operating expenses to not exceed 1.00% for the U.S. Treasury Securities Cash Fund and 0.45% for the U.S. Government Securities Savings Fund on an annualized basis. In addition, the yields reported above include the effects of the Adviser's voluntary waiver of fees and/or reimbursement of expenses to maintain a minimum net yield for the funds. The Adviser can modify or terminate these arrangements at any time.

The Year In Review - Economic And Political Issues That Affected The Funds

At the beginning of 2012, there was positive economic momentum as unemployment was falling, the consumer was spending and manufacturing remained relatively robust. In the first quarter of 2012, the global economy appeared stronger and, as a result, investor sentiment improved.

As the year progressed, the economic slowdown in Europe and China proved too much to bear and negatively affected the U.S. economy. In June, the ISM Manufacturing Composite Index fell to 49.7, the lowest level in three years, indicating a modest contraction in the manufacturing sector. This was a surprising reading and

Money Market Funds

was confirmed by a lower global trend for similar manufacturing readings. Consumer confidence fell, even though gasoline prices had been lower.

After a summer lull, the economy began to pick up again with GDP growing 3.1 percent in the third quarter. In the fourth quarter, the U.S. presidential election and the impending fiscal cliff dominated the news but the economy appeared to be maintaining the momentum that began in the third quarter. Housing remains an area of strength as prices have moved higher, which spurs activity and makes the banks more inclined to lend.

The European financial crisis has largely been diffused over the past six months as European Central Bank (ECB) President Mario Draghi vowed in late July to do "whatever it takes" to save the euro. Essentially, the ECB put its reputation on the line and since then, markets have stabilized.

China was surprisingly weak early in the year as policymakers failed to act decisively, but as the year progressed and a power transition took place, the economy stabilized and policymakers succeeded in an economic "soft landing."

The Federal Reserve maintained its position during the first half of the year of not providing additional stimulus, but began a $40 billion per month open-ended quantitative easing (QE) program in September. In December, the Fed rolled an existing program that was scheduled to end in December into an additional $45 billion per month QE program. In total, the Fed is currently purchasing $85 billion in treasuries and mortgage-backed securities each month in an effort to stimulate the economy.

In addition to the ECB and the U.S., policymakers worldwide are engaged in a synchronized easing cycle.

Inflation in the U.S. decelerated during the first six months of the year and has been oscillating around 2 percent in recent months. The global trend for inflation has also been lower, allowing central bankers to comfortably shift to pro-growth policies.

Fiscal austerity is being implemented across the developed world to address long-term imbalances and is expected to be a drag on growth in the U.S. and Europe for some time. Spending cuts and higher taxes are a headwind to economic growth.

Yields on the three-month Treasury bill rose 3 basis points to 0.04 percent, while yields on the six-month bills rose 5 basis points to 0.11 percent. One-year agency discount note yields fell 2 basis points to 0.12 percent. The market was still influenced by periodic bouts of risk aversion or other disruptions, with investors, at times, seeking to own short-term Treasury securities at almost any cost.

Money Market Funds

Investment Highlights

The U.S. Treasury Securities Cash Fund performed in line with Lipper's Treasury money market funds for the year ending December 31, 2012, returning 0.01 percent, the same as the peer group. The U.S. Government Securities Savings Fund also performed in line with the Lipper government-only money market funds, returning 0.01 percent versus 0.01 percent for the peer group.

The U.S. Treasury Securities Cash Fund had a weighted average maturity of 2 days over the 12-month period, as overnight repurchase agreements were some of the highest yielding options with the least amount of interest rate risk in the Treasury money market universe.

The U.S. Government Securities Savings Fund followed a very short-laddered approach for much of the period and had a weighted average maturity of 14 days over the period. The fund took advantage of higher yields by selectively extending its ladder but also took advantage of relatively higher repo rates. Overall, it remained a very difficult environment for money market fund investors.

Current Outlook

The Fed continues to remain accommodative in an attempt to offset fiscal tightening and spur employment growth. We continue to believe that it is unlikely that the Fed will meaningfully change course during 2013, with monetary policy expected to remain very easy during this time.

Tax Free Funds

Management Team's Perspective

Introduction

The Near-Term Tax Free Fund (NEARX) and the Tax Free Fund (USUTX) seek to provide a high level of current income exempt from federal income taxation and to preserve capital. However, a portion of any distribution may be subject to federal and/or state income taxes. The Near-Term Tax Free Fund will maintain a weighted average maturity of less than five years, while the Tax Free Fund will generally maintain a longer weighted average maturity.

Performance Graphs

Near-Term Tax Free Fund

Average Annual Performance  For the Years Ended
  December 31, 2012

	One Year	Five Year	Ten Year
Near-Term Tax Free Fund	2.67%	3.62%	3.15%
Barclays Capital 3-Year Municipal Bond Index	1.86%	3.66%	3.17%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 0.45%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Tax Free Funds

Tax Free Fund

Average Annual Performance  For the Years Ended
  December 31, 2012

	One Year	Five Year	Ten Year
Tax Free Fund	5.60%	4.97%	4.12%
Barclays Capital 10-Year Municipal Bond Index	5.70%	6.60%	5.45%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 0.70%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Year In Review - Economic And Political Issues That Affected The Funds

The municipal bond market exhibited solid performance over the past year as the Barclays Capital Municipal Bond Index rose 6.78 percent.

Despite more high profile municipal defaults during the first half of the year and increased media scrutiny, municipals have performed very well and overall defaults were not unusually high. Most municipal governments are making the tough but necessary changes to balance their budgets.

Tax Free Funds

Yields steadily declined over the course of the year, with the very long end of the yield curve outperforming, as bonds with maturities of 22 years or more rose by 11.26 percent. Municipal market performance was consistent throughout the yield curve, as returns were relatively tied to maturity.

At the beginning of 2012, there was a growing sense of optimism for the economy but as the months wore on, economic data deteriorated. The ongoing European financial crisis and fears of an economic hard landing in China drove interest rates lower. This reached a tipping point in late July when European Central Bank (ECB) President Mario Draghi stated that the ECB would do "whatever it takes" to save the euro.

Since that time, markets in Europe have stabilized and global policymakers remain supportive of economic growth. The Federal Reserve also helped stabilize the global markets by implementing another round of quantitative easing in September and then adding to the program in December. In total, $85 billion per month is being used to buy Treasuries and mortgage-backed securities to help boost the economy. This will continue until the Fed is satisfied that the economy is on solid footing.

Revenue-backed municipals outperformed general obligation credits by a wide margin, driven by hospital and industrial development issues. Credit factors played a sizable role in performance as low-quality outperformed high-quality bonds. AAA-rated municipals rose by 4.52 percent during the year compared to BBB-rated bonds, which rose 9.80 percent. High-yield, or junk, bonds rose an eye-popping 18.14 percent over the past year.

In specialty state trading, California and Illinois outperformed, while New York and Puerto Rico underperformed.

Investment Highlights

For the year ended December 31, 2012, the Near-Term Tax Free Fund returned 2.67 percent, outperforming its benchmark, the Barclays Capital 3-Year Municipal Bond Index, which returned 1.86 percent. The Tax Free Fund returned 5.60 percent, slightly underperforming its benchmark, the Barclays Capital 10-Year Municipal Bond Index, which returned 5.70 percent.

The Near-Term Tax Free Fund modestly underperformed the Short-Intermediate Lipper peer group for the past year. The Tax Free Fund also trailed its respective Lipper peer group. The underperformance of the Tax Free Fund compared to its peers was primarily driven by fund credit and maturity preferences relative to the Lipper peer group. As discussed above, the long end of the yield curve experienced significant outperformance and low quality and junk bonds significantly outperformed; the fund was positioned more conservatively. The Near-Term Tax Free Fund outperformed more than half of the funds in the Lipper peer group but, due to very strong

Tax Free Funds

outlier performance by a handful of funds, the overall peer group average was skewed higher.

Strengths

•  The Tax Free Fund maintained significant exposure to hospital-backed municipals, which outperformed.

•  The Tax Free Fund benefited from significant exposure to California, Illinois and Texas, which all outperformed.

•  The Near-Term Tax Free Fund benefited from significant exposure to Illinois, Texas and Florida, which all outperformed.

•  From a maturity perspective, the Near-Term Tax Free Fund benefited from a longer maturity profile than its benchmark.

Weaknesses

•  Historically, the conservative credit profile of both funds proved to be an asset during volatile periods, but negatively affected performance this year when low quality credits significantly outperformed.

•  The Tax Free Fund maintained a relatively short maturity/duration profile. This negatively affected performance in relation to its benchmark and peer group, as longer maturities outperformed.

•  Bond structure also played a role in performance as the Tax Free Fund had little exposure to long maturities with discount coupon structures, which significantly outperformed.

Current Outlook

Opportunities

•  The long-intermediate portion of the yield curve appears to offer the best opportunity in the current market, as the Fed remains accommodative and, globally, other central banks are following a similar path.

Threats

•  Continued outperformance of low-quality bonds is the most significant threat on a relative basis.

•  When the Fed reverses its monetary policy stance and begins to raise interest rates, the macro environment could become more difficult.

Tax Free Funds

Near-Term Tax Free Fund

Municipal Bond Ratings  December 31, 2012

(Based on Total Municipal Bonds)

Tax Free Fund

Municipal Bond Ratings  December 31, 2012

(Based on Total Municipal Bonds)

All American Equity Fund

Management Team's Perspective

Introduction

The principal objective of the All American Equity Fund (GBTFX) is to seek capital appreciation by investing primarily in a broadly diversified portfolio of domestic common stocks. The fund invests in large-capitalization stocks, while retaining the flexibility to seek out promising individual stock opportunities, including stocks with meaningful dividend yields.

Performance Graph

All American Equity Fund

Average Annual Performance  For the Years Ended
  December 31, 2012

	One Year	Five Year	Ten Year
All American Equity Fund	11.80%	(2.30)%	6.82%
S&P 500 Index	16.00%	1.66%	7.09%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted.The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

All American Equity Fund

The Year In Review - Economic And Political Issues That Affected The Fund

U.S. real GDP grew at an annualized rate of 2.0 percent in the first quarter and 1.3 percent in the second quarter. This weak growth has been driven largely by a rapidly slowing European economy and also a larger-than-expected slowdown in China. Manufacturing indicators in the U.S. had held up well and were a source of strength until mid-year when the ISM Manufacturing Composite Index fell into contraction territory for the first time in three years. The economy bottomed during the summer and third quarter GDP was surprisingly strong at 3.1 percent. In the fourth quarter, the U.S. presidential election and the impending "fiscal cliff" dominated the news, but the real economy powered ahead. As the year ended, housing remained an area of strength as prices moved higher, spurring activity across many sectors of the economy.

The European financial crisis was a significant source of volatility and uncertainty during the first half of the year but has largely been diffused over the past six months. The European Central Bank President Mario Draghi vowed in late July to do "whatever it takes" to save the euro and preserve the eurozone from collapse, and since that time, markets have stabilized, allowing policymakers to focus on the real economic issues. China was weak early in the year as the government failed to act decisively. However, after the power transition took place, the economy stabilized.

The Federal Reserve maintained its policy during the first half of the year but began a $40 billion per month open-ended quantitative easing (QE) program in September. In December, the Fed rolled an existing program scheduled to end in December into an additional $45 billion per month QE program. In total, the Fed is currently purchasing $85 billion in treasuries and mortgage backed securities per month in an effort to stimulate the economy.

In addition to the ECB and the Fed, central banks around the world have continued a massive easing cycle.

Inflation in the U.S. decelerated during the first six months of the year and has been oscillating around 2 percent in recent months. The global trend for inflation has also been lower, allowing central bankers to comfortably shift to pro-growth policies.

In many developed countries, fiscal austerity is being implemented to address long-term imbalances. We believe this will be a drag on growth in the U.S. and Europe for some time, as spending cuts and higher taxes tend to be a headwind to economic growth.

The political environment in the U.S. remained one of strongly divided partisan debates, with the Democrats controlling the Presidency and the Senate, while the

All American Equity Fund

Republicans controlled the House of Representatives. The debt ceiling debate will take center stage early in the new year.

The markets in 2012 could be described as "better than it felt." The S&P 500 Index rose 16.00 percent for the year along with most equity markets around the world. Even though the first half of the year was volatile and the partisan political process in the second half of the year was difficult and often left investors with negative connotations, the market produced solid returns, climbing the proverbial "wall of worry."

Investment Highlights

Overview

The All American Equity Fund returned 11.80 percent for the year ended December 31, 2012, underperforming the 16.00 percent return for the benchmark S&P 500 Index.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund's annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

•  The fund's allocations to materials, consumer staples and energy sectors positively contributed to relative performance. The fund's stock selection in these three sectors was particularly strong.

•  Industry groups that were standout performers for the fund included metals and mining, beverages and chemicals.

•  The fund's exposure to dividend-paying stocks over the past year performed in-line with the other portfolio components.

•  MasterCard, Inc.,(1) Monster Beverage Corp.(2) and The Gap, Inc.(2) were among the best positive contributors to performance.

Weaknesses

•  The fund's allocations to the financials and consumer discretion sectors were negative contributors to relative performance. While financials was the best performing sector in the S&P 500 in 2012, the fund was underweight, and stock selection within the sector was subpar.

•  Cash and defensive option strategies did not aid fund performance over the past year as the market rallied strongly.

All American Equity Fund

•  Tangoe, Inc.,(2) F5 Networks, Inc.(2) and Best Buy Co., Inc.,(3) were among the worst individual contributors to performance.

Current Outlook

Opportunities

•  The U.S. economy has been surprisingly resilient during the past six months and may prove to be a positive surprise for equities in 2013.

•  Corporate cash levels continue to remain high, providing corporations the ability to pursue mergers and acquisitions (M&A). An increase in M&A activity holds promise for both portfolio gains and an increase in overall market valuations.

•  Low interest rates, if continued throughout 2013, should provide a favorable backdrop for the economy and stock prices.

•  Dividend-paying stocks remain attractive. As of December 31, 2012, the S&P 500 Index dividend yield was 2.24 percent, which is greater than the 1.76 percent yield on the 10-year Treasury. The fund maintains an emphasis on dividend-paying stocks.

Threats

•  We believe Europe remains the largest wildcard. If the continent is in recession and employs much-needed fiscal austerity, these actions will severely crimp growth.

•  China's economy appears to have turned a corner, but with new leadership in place, it may increase the risk of a policy misstep.

•  Global government policy delays or outright missteps are a threat to global equity markets.

(1)This security comprised 4.37% of the fund's total net assets as of 12/31/12.

(2)The fund did not hold this security as of 12/31/12.

(3)This security comprised 0.50% of the fund's total net assets as of 12/31/12.

All American Equity Fund

Top 10 Holdings Based on Net Assets

(excluding repurchase agreement)  December 31, 2012

Apple, Inc. Computers	5.70%
MasterCard, Inc. Commercial Services - Financial	4.37%
Wabtec Corp. Machinery - General Industrial	2.60%
Celgene Corp. Medical - Biomedical/Gene	2.34%
Union Pacific Corp. Transportation - Rail	2.24%
Watson Pharmaceuticals, Inc. Medical - Generic Drugs	2.04%
Gartner, Inc. Consulting Services	1.91%
D.R. Horton, Inc. Building - Residential/Commercial	1.88%
eBay, Inc. E-Commerce/Products	1.82%
Google, Inc. Web Portals/Internet Service Providers	1.68%
Total Top 10 Holdings	26.58%

Portfolio Allocation by Industry Sector*

Based on Total Investments  December 31, 2012

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Holmes Growth Fund

Management Team's Perspective

Introduction

The Holmes Growth Fund (ACBGX) invests in companies with good growth prospects and strong positive earnings momentum. The fund's primary objective is to seek long-term capital appreciation.

Performance Graph

Holmes Growth Fund

Average Annual Performance  For the Years Ended
  December 31, 2012

	One Year	Five Year	Ten Year
Holmes Growth Fund	6.77%	(4.63)%	5.45%
S&P Composite 1500 Index	16.30%	2.11%	7.54%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Holmes Growth Fund

The Year In Review - Economic And Political Issues That Affected The Fund

The U.S. economy grew at a sluggish pace in the first half of the year with real GDP growing at an annualized rate of 2.0 percent in the first quarter and 1.3 percent in the second quarter. One of the drivers of slow growth was continued uncertainty in Europe. In late December 2011, the European Central Bank (ECB) implemented the long-term refinancing operation (LTRO) program in which banks could borrow funds for three years. This was a key step in dealing with the crisis and the market rallied sharply early in the year, but it did not last.

Manufacturing indicators in the U.S. held up well and were a source of strength until mid-year when the ISM Manufacturing Composite Index fell into contraction territory for the first time in three years.

In Europe, a mini-crisis seemed to erupt every couple of months until ECB President Mario Draghi pledged in late July to do "whatever it takes" to save the euro. The U.S. economy bottomed during the summer and third quarter GDP was surprisingly strong at 3.1 percent. In the fourth quarter, the U.S. presidential election and the impending fiscal cliff dominated the news, but the economy powered ahead. Housing remains an area of strength as prices have moved higher, which spurs activity across many sectors of the economy. While inflation in the U.S. decelerated during the first six months of the year, it has been oscillating around 2 percent in recent months.

The European slowdown impacted China more than many had expected. However, as the year progressed and a power transition took place, its economy stabilized and policymakers succeeded in an economic "soft landing" in 2012, which was a very positive development from a global growth perspective.

The Federal Reserve maintained its policy during the first half of the year but began a $40 billion per month open-ended quantitative easing (QE) program in September. In December, the Fed rolled an existing program that was scheduled to end in December into an additional $45 billion per month QE program. In total, the Fed is currently purchasing $85 billion in treasuries and mortgage backed securities per month in an effort to stimulate the economy. Since global inflation has slowed, policy makers throughout the world are engaged in a synchronized global easing cycle.

The global trend for inflation has also been lower, allowing central bankers to comfortably shift to pro-growth policies.

Fiscal austerity is being implemented across the developed world to address long-term fiscal imbalances and will be a drag on growth in the U.S. and Europe for some time. Spending cuts and higher taxes are a headwind to economic growth.

Holmes Growth Fund

The political environment in the U.S. remained one of strongly divided partisan debates, with the Democrats controlling the Presidency and the Senate, while the Republicans controlled the House of Representatives. The debt ceiling debate will take center stage early in the year.

The markets in 2012 could be described as "better than it felt." The S&P 500 Index gained 16.00 percent along with most equity markets around the world. Even though the first half of the year was volatile and the partisan political process in the second half of the year was difficult and often left investors with negative connotations, the market continued to produce solid results.

Investment Highlights

Overview

The Holmes Growth Fund rose 6.77 percent over the past year, underperforming the benchmark, the S&P Composite 1500 Index, which returned 16.30 percent. The fund performed well early in the year, but growth-oriented stocks underperformed overall. The fund emphasizes sustainable growth and relative strength. Stocks geared to classic value factors such as deep value and price reversals outperformed.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund's annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

•  The fund benefited from its exposure to energy, materials and staples.

•  Industry groups that were standout performers for the fund included oil and gas producers, aerospace & defense and precious metals miners.

•  Gulfport Energy Corp.,(1) Ulta Salon Cosmetics & Fragrance, Inc.(2) and MasterCard, Inc.(3) were among the best positive contributors to performance.

Weaknesses

•  The fund's exposure to consumer discretion, financials and health care were relative drags on the portfolio.

•  Cash and defensive option positions were a drag on performance as the market rallied strongly for the year.

•  Investments in Body Central Corp.,(4) Tangoe, Inc.(4) and F5 Networks, Inc.(4) failed to live up to expectations and were among the worst contributors to the fund's performance.

Holmes Growth Fund

Current Outlook

Opportunities

•  The U.S. economy has been resilient and the economy appears to have picked up momentum in the second half of the year. The Fed remains extremely accommodative and is likely to maintain this stance for much of 2013.

•  Corporate cash levels are high, providing corporations the ability to pursue mergers and acquisitions (M&A). An increase in M&A activity holds promise for both portfolio gains and an increase in overall market valuations.

•  At the end of the period, the fund maintained a higher than normal level of cash, which the fund can opportunistically deploy.

Threats

•  Fiscal austerity in the U.S. and abroad will continue to create economic headwinds.

•  While Europe and China appear to be on improving trends, policy missteps cannot be ruled out.

•  Deep value and price reversals have led the market. If this trend persists, it is a threat to relative performance.

(1)This security comprised 2.65% of the fund's total net assets as of 12/31/12.

(2)This security comprised 1.99% of the fund's total net assets as of 12/31/12.

(3)This security comprised 3.83% of the fund's total net assets as of 12/31/12.

(4)The fund did not hold this security as of 12/31/12.

Holmes Growth Fund

Top 10 Holdings Based on Net Assets

(excluding repurchase agreement)  December 31, 2012

Apple, Inc. Computers	6.77%
MasterCard, Inc. Commercial Services - Financial	3.83%
Wabtec Corp. Machinery - General Industrial	3.03%
United Rentals, Inc. Rental Auto/Equipment	2.89%
CommVault Systems, Inc. Data Processing/Management	2.82%
Watson Pharmaceuticals, Inc. Medical - Generic Drugs	2.73%
Gulfport Energy Corp. Oil Companies - Exploration & Production	2.65%
eBay, Inc. E-Commerce/Products	2.50%
Celgene Corp. Medical - Biomedical/Gene	2.50%
Polaris Industries, Inc. Recreational Vehicles	2.43%
Total Top 10 Holdings	32.15%

Portfolio Allocation by Industry Sector*

Based on Total Investments  December 31, 2012

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

MegaTrends Fund

Management Team's Perspective

Introduction

The MegaTrends Fund (MEGAX and MEGIX) focuses on companies that are well positioned to benefit from substantial and sustainable growth that may occur over a multi-year time frame. The fund considers a broad range of investable opportunities, many of which are created by government policies, technological innovations and/or changes in market fundamentals for a product, service or commodity. The fund has the flexibility to invest globally and within any sector of the economy.

Performance Graph

MegaTrends Fund

Average Annual Performance  For the Periods Ended December 31, 2012

	One Year	Five Year	Ten Year	Since Inception (Institutional Class)
MegaTrends Fund - Investor Class	5.67%	(7.44)%	4.47%	n/a
MegaTrends Fund - Institutional Class (Inception 3/1/10)	5.95%	n/a	n/a	1.59%
S&P 500 Index	16.00%	1.66%	7.09%	11.36%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.35% for the Investor Class. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

MegaTrends Fund

The Year In Review - Economic And Political Issues That Affected The Fund

Political and economic considerations are very influential on the investment climate in which the MegaTrends Fund operates.

In the first half of the year, inaction by European policymakers raised fears that the global economy was headed toward a severe recession, and weighed heavily on equity markets during the summer months. After European Central Bank (ECB) President Mario Draghi publicly made the statement that the ECB would do "whatever it takes" to protect the eurozone from collapsing, officials were able to stabilize the global credit markets via political measures and a series of financial support programs. The ECB lowered interest rates to aid the economy, and provided inexpensive loans to maintain money flows in the European banks.

In the fall, the U.S. presidential election consumed the financial headlines. However, immediately following the election, it did not take long for investors' fears over the U.S. "fiscal cliff" to arise. There was a lack of clarity surrounding the repeal of $600 billion worth of tax and fiscal spending initiatives, which slowed market gains as 2012 ended.

Conversely, China gained economic momentum in the fourth quarter, as prior pro-growth policy changes spurred the economy and ignited demand for commodities and basic materials.

Investment Highlights

Overview

For the year ended December 31, 2012, the Investor Class of the fund returned 5.67 percent and the Institutional Class returned 5.95 percent. The benchmark S&P 500 Index returned 16.00 percent during the year.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund's annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

In mid-2012, the fund expanded on its previous emphasis of the global infrastructure theme to align the holdings toward broader top-down investment themes. The fund seeks to deploy capital into the most robust areas of the economy by ranking sector performance on a relative strength basis. The fund dynamically identifies themes and adapts to market trends that appear to be emerging.

MegaTrends Fund

Strengths

•  Management's de-emphasis of the global infrastructure theme in the second half of the year proved successful, as the fund outperformed the Macquarie Global Infrastructure Index by 142 basis points. The index holds companies located around the world that are within the infrastructure industry.

•  Top contributors to fund performance for 2012 included Sprint Nextel Corp.,(1) PulteGroup, Inc.(2) Lennar Corp.,(3) Atlas Energy L.P.(1) and Life Healthcare Group Holdings Ltd.(1)

•  The fund benefited from owning certain securities in the telecommunications and financial sectors, with outperformance from Crown Castle International Corp.,(1) Verizon Communications, Inc.,(1) Bank of America Corp.(4) and the Royal Bank of Scotland Group plc.(5)

•  Select international equities also contributed meaningfully to performance such as Suez Environment SA,(1) CCR S.A.(1) and PetroMagdalena Energy Corp.(1)

Weaknesses

•  The fund's underperformance compared to the benchmark S&P 500 was mainly a result of sector allocation and stock selection in both domestic and international areas.

•  The fund's emphasis on the infrastructure theme in the first six months of the year was a detriment to performance. The technology, telecommunication and financial sectors all outperformed the benchmark S&P 500 by an average of 682 basis points. The Macquarie Global Infrastructure Index underperformed the S&P 500 Index by 693 basis points during this period.

•  Primary negative contributors to fund performance in 2012 included Dalian Port (PDA) Co., Ltd.,(1) Cementos Pacasmayo S.A.A.,(1) Golar LNG Ltd.(1) and Spirit Airlines, Inc.(1)

•  From a sector standpoint, exposure to the U.S. utilities sector proved to be an opportunity cost, as this sector underperformed the S&P 500 Index by 1,472 basis points.

Current Outlook

Opportunities

Our investment process has identified the following investable trends that could prove to be multi-year megatrends:

•  The basic materials and industrial sectors appear to be on the mend, and may be within the early stages of an uptrend given the economic rebound in China and the pro-growth synchronized monetary easing cycle taking place around the globe.

MegaTrends Fund

•  The financial sector is steadily recovering from the 2008 financial crisis and is beginning to see signs of incremental credit demand, partially in response to an improving labor and housing market.

•  The discretionary sector appears to have captured two trends involving the nascent recovery in the U.S. housing sector and the growing market share of discount retailing.

Threats

•  While policymakers in Europe have made strides to stabilize the current debt crisis, many contagion risks remain, which could lead to a liquidity shock similar to 2008.

•  If China's recovery proves to be fleeting, recent strength in cyclical sectors of the economy could be at risk of a reversal.

(1)The fund did not hold this security as of 12/31/12.

(2)This security comprised 2.43% of the fund's total net assets as of 12/31/12.

(3)This security comprised 2.22% of the fund's total net assets as of 12/31/12.

(4)This security comprised 2.55% of the fund's total net assets as of 12/31/12.

(5)This security comprised 2.48% of the fund's total net assets as of 12/31/12.

MegaTrends Fund

Top 10 Holdings Based on Net Assets

(excluding repurchase agreement)  December 31, 2012

Pacific Stone Tech, Inc. Quarrying	4.97%
Pacific Infrastructure, Inc. Real Estate Operating/Development	3.12%
Toyota Motor Corp. Automotive - Cars & Light Trucks	2.68%
McKesson Corp. Medical - Wholesale Drug Distribution	2.60%
VF Corp. Apparel Manufacturers	2.56%
Bank of America Corp. Diversified Banking Institutions	2.55%
Royal Bank of Scotland Group plc Diversified Banking Institutions	2.48%
InterContinental Hotels Group plc Hotels & Motels	2.45%
News Corp. Multimedia	2.44%
PulteGroup, Inc. Building - Residential/Commercial	2.43%
Total Top 10 Holdings	28.28%

Portfolio Allocation by Industry Sector*

Based on Total Investments  December 31, 2012

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Global Resources Fund

Management Team's Perspective

Introduction

The Global Resources Fund (PSPFX and PIPFX) is a non-diversified natural resources fund with the principal objective of achieving long-term growth of capital while providing protection against inflation and monetary instability. The fund invests globally in companies involved in the exploration, production, transportation and processing of petroleum, natural gas, coal, alternative energies, chemicals, mining, iron and steel, and paper and forest products.

Performance Graph

Global Resources Fund

Average Annual Performance  For the Periods Ended December 31, 2012

	One Year	Five Year	Ten Year	Since Inception (Institutional Class)
Global Resources Fund - Investor Class	6.93%	(5.22)%	17.61%	n/a
Global Resources Fund - Institutional Class (Inception 3/1/10)	7.44%	n/a	n/a	7.17%
S&P 500 Index	16.00%	1.66%	7.09%	11.36%
Morgan Stanley Commodity Related Equity Index	1.36%	0.75%	15.38%	4.27%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90% for the Investor Class. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Global Resources Fund

The Year In Review - Economic And Political Issues That Affected The Fund

In 2012, market sentiment was dominated by fear-inducing economic headlines related to the ongoing European sovereign debt crisis, the U.S. presidential election and the U.S. "fiscal cliff." However, despite generally negative news flow, the S&P 500 Index climbed a "wall of worry" and posted a positive double-digit return for the year.

In the first half of the year, gridlock among European policymakers raised fears that the global economy was heading toward a severe recession. This weighed heavily on equity markets during the summer months. Fortunately, officials were able to stabilize the European bond market via political measures and a series of financial support programs. The European Central Bank (ECB) lowered interest rates to aid the economy, and provided loans to maintain money flows among European banks. In the fall of 2012, the market's attention focused on the U.S. presidential election and Barack Obama's victory over Mitt Romney. However, after the election, investors' fears over the U.S. "fiscal cliff" weighed on sentiment as the year ended.

This environment of "risk on/risk off" drove volatility in commodities, with prices falling as much as 10 percent into mid-year before rallying in the third quarter and then declining in the fourth quarter. This volatility created a headwind for the commodity-related stocks in general.

Also, as a significant consumer of commodities, China faced a weakening trend in its economy in the first three quarters of 2012 as GDP growth decelerated and inventories of goods were destocked. This weighed on commodity prices. Sentiment began to turn as the Chinese government proactively cut its bank reserve requirements in the fourth quarter, which may have signaled to the market a more pro-growth policy change. In fact, the China Purchasing Managers' Index expanded in December after a brief decline below the key level of 50. Moreover, the JP Morgan Global Manufacturing PMI Index also improved by the end of the year following three consecutive months of contraction.

Investment Highlights

Overview

For the year ended December 31, 2012, the Investor Class of the Global Resources Fund returned 6.93 percent and the Institutional Class gained 7.44 percent. These results were well ahead of the fund's benchmark, the Morgan Stanley Commodity Related Equity Index (CRX), which returned 1.36 percent.

Global Resources Fund

Because the fund is actively managed and a holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund's annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

•  Lumber prices surged to a six-year high by the end of the year as a recovery in the U.S. housing sector continued to unfold. Several stocks in the forest and paper industry contributed to fund performance, including West Fraser Timber Co., Ltd.,(1) Weyerhaeuser Co.(2) and International Paper Co.(3)

•  The U.S. oil refining industry benefited from rising export opportunities of refined product and wide basin discounts of crude oil relative to international benchmarks, which provided significantly elevated profits for the industry. The fund held several stocks in this sector, such as HollyFrontier Corp.,(4) Valero Energy Corp.(5) and Marathon Petroleum Corp.,(6) which were top performers for the fund in 2012.

•  Record drought conditions in the U.S. this past summer boosted corn and soybean prices to record levels and drove agricultural-related shares higher. The fund benefited from positions in Viterra, Inc.,(7) CF Industries Holdings, Inc.,(8) Monsanto Co.(9) and Bunge Ltd.(10)

Weaknesses

•  Gold stocks performed poorly in 2012 as they fell in absolute terms and underperformed relative to gold bullion, which posted its twelfth consecutive year of positive returns. Several gold and silver mining stocks contributed negatively to performance, including Coeur d'Alene Mines Corp.,(7) Randgold Resources Ltd.(11) and Gran Colombia Gold Corp.(12)

•  Junior exploration stocks were also a headwind for performance as the S&P/TSX Venture Composite Index fell 15.53 percent during 2012. The fund was negatively affected by holdings in several junior exploration companies, including Pacific Coal Resources Ltd.,(13) Horn Petroleum Corp.(14) and African Potash Ltd.(15)

•  U.S. natural gas prices fell to multi-year lows in mid-2012, negatively impacting shares of companies that produce natural gas, including SM Energy Co.(7) and Newfield Exploration Corp.(16)

Current Outlook

Opportunities

•  With the U.S. Federal Reserve continuing its policy of an open-ended quantitative easing program, the portfolio managers remain constructive on the likelihood that rising commodities prices resulting from global central bank easing will be a

Global Resources Fund

catalyst for relative performance of commodity-related stocks. Under this scenario, gold and precious metals stocks continue to look attractive.

•  The U.S. housing recovery remains a catalyst for the timber and forest sector, as the construction industry slowly recovers.

•  Record high prices for agricultural commodities provide a incentive for fertilizer companies, seed companies and agricultural processors.

•  Additionally, recent data show an uptick in growth prospects for the Chinese economy, which is bullish for natural resources.

Threats

•  Further deterioration of the European debt crisis could result in a significant decline in global economic activity.

(1) This security comprised 1.92% of the total net assets of the fund as of 12/31/12.

(2) This security comprised 1.93% of the total net assets of the fund as of 12/31/12.

(3) This security comprised 2.02% of the total net assets of the fund as of 12/31/12.

(4) This security comprised 1.53% of the total net assets of the fund as of 12/31/12.

(5) This security comprised 1.28% of the total net assets of the fund as of 12/31/12.

(6) This security comprised 1.48% of the total net assets of the fund as of 12/31/12.

(7) The fund did not hold this security at 12/31/12.

(8) This security comprised 1.16% of the total net assets of the fund as of 12/31/12.

(9) This security comprised 1.96% of the total net assets of the fund as of 12/31/12.

(10)This security comprised 1.84% of the total net assets of the fund as of 12/31/12.

(11)This security comprised 1.86% of the total net assets of the fund as of 12/31/12.

(12)This security comprised 3.99% of the total net assets of the fund as of 12/31/12.

(13)This security comprised 0.78% of the total net assets of the fund as of 12/31/12.

(14)This security comprised 0.14% of the total net assets of the fund as of 12/31/12.

(15)This security comprised 0.14% of the total net assets of the fund as of 12/31/12.

(16)This security comprised 0.73% of the total net assets of the fund as of 12/31/12.

Global Resources Fund

Top 10 Holdings Based on Net Assets

(excluding repurchase agreement)  December 31, 2012

Gran Colombia Gold Corp. Gold Mining	3.99%
Sociedad Quimica y Minera de Chile S.A. Chemicals - Diversified	2.76%
Kinder Morgan, Inc. Pipelines	2.18%
Martin Marietta Materials, Inc. Building Products - Cement/Aggregates	2.16%
Consol Energy, Inc. Coal	2.14%
Pioneer Natural Resources Co. Oil Companies - Exploration & Production	2.13%
Oil States International, Inc. Oil - Field Services	2.08%
National-Oilwell Varco, Inc. Oil Field Machinery & Equipment	2.05%
Plum Creek Timber Co., Inc. Real Estate Investment Trusts	2.04%
BHP Billiton Ltd. Diversified Minerals	2.03%
Total Top 10 Holdings	23.56%

Global Resources Fund

Portfolio Allocation by Industry Sector*

Based on Total Investments  December 31, 2012

Energy:
Oil & Gas Exploration & Production	9.7%
Pipelines	8.3%
Oil & Gas Equipment & Services	7.7%
Oil & Gas - Integrated (includes Refining and Marketing)	6.0%
Other Energy	1.7%
Total Energy		33.4%
Basic Materials:
Precious Metals (includes Gold/Silver Mining and Platinum)	14.7%
General Basic Materials	26.6%
Metals & Mining (includes Copper and Coal)	15.9%
Total Basic Materials		57.2%
Other Sectors		7.2%
Repurchase Agreement		2.2%
		100.0%

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Precious Metals and Minerals Funds

Management Team's Perspective

Introduction

The World Precious Minerals Fund (UNWPX and UNWIX) and the Gold and Precious Metals Fund (USERX) pursue an objective of long-term capital growth through investments in gold, precious metals and mining companies. The Gold and Precious Metals Fund focuses on the equity securities of established gold and precious metals companies and pursues current income as a secondary objective. The World Precious Minerals Fund focuses on equity securities of companies principally engaged in the exploration, mining and processing of precious minerals such as gold, silver, platinum and diamonds. Although this fund has the latitude to invest in a broad range of precious minerals, it currently remains focused on the gold sector.

Performance Graphs

World Precious Minerals Fund

Average Annual Performance  For the Periods Ended December 31, 2012

	One Year	Five Year	Ten Year	Since Inception (Institutional Class)
World Precious Minerals Fund - Investor Class	(11.23)%	(4.95)%	13.97%	n/a
World Precious Minerals Fund - Institutional Class (Inception 3/1/10)	(10.76)%	n/a	n/a	(4.15)%
S&P 500 Index	16.00%	1.66%	7.09%	11.36%
NYSE Arca Gold Miners Index*	(9.85)%	0.34%	9.53%	1.56%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90% for the Investor Class. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Precious Metals and Minerals Funds

Gold and Precious Metals Fund

Average Annual Performance  For the Years Ended
  December 31, 2012

	One Year	Five Year	Ten Year
Gold and Precious Metals Fund	(6.44)%	0.33%	13.98%
S&P 500 Index	16.00%	1.66%	7.09%
FTSE Gold Mines Index*	(15.43)%	(0.95)%	8.23%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Year In Review - Economic And Political Issues That Affected The Funds

The price of gold completed its twelfth consecutive annual gain, although it was a turbulent year. Gold markets started the year very strong: through February, gold bullion gained 14.1 percent and the NYSE Arca Gold Miners Index climbed 11.4 percent.

However, after Federal Reserve Chairman Ben Bernanke hinted that the economy appeared to be improving and there would not be a new round of quantitative easing

Precious Metals and Minerals Funds

(QE), gold plummeted nearly 5 percent in one day. With Bernanke stalling on any new stimulus measures, gold became the fast money's favorite short with each ensuing Fed meeting.

Gold's decline early in the year was further exacerbated by India's nationwide jewelers' strike in March to protest a tax on non-branded ornaments. The country was the world's second-largest bullion consumer in the fourth quarter of 2011. Gold imports into India tumbled more than 55 percent in March. The combined jewelers' strike in India plus the comments from the Federal Reserve sent many gold stocks to 52-week lows by May.

By early fall, an improvement in the U.S. economy proved to be ephemeral and the Fed introduced a new, open-ended QE program with the intention of keeping interest rates very low. Even if the economy appears to be turning around, the Fed has suggested that stimulus will not be withdrawn prematurely.

Central banks around the world continued to be active buyers in the gold market with a number of nations reporting new gold purchases over the year to diversify their reserve base. David Rosenberg of Gluskin Sheff astutely observed that the central banks know that the need to inflate massively in coming years is going to make the yellow metal an increasingly desirable asset.

However, since QE3 was confirmed on September 13, the Fed's balance sheet is actually down compared to levels at the beginning of the year and generally flat versus levels for most of 2012. With no growth in the balance sheet, gold prices languished.

Analysts' outlook for precious metals remains bullish. Francisco Blanch, head of commodities research for Bank of America Merrill Lynch, forecasts that the gold price will rise to $2,000 an ounce by the end of 2013. According to GFMS, silver prices may rise as much as 38 percent in 2013 from current levels. Platinum and palladium will return to the biggest shortages in at least a decade this year as strikes and safety stoppages in South Africa and falling sales from Russia cut supplies. According to UBS, platinum and palladium supply will decline ten percent, which should keep prices elevated.

Investment Highlights

For the year ended December 31, 2012, the World Precious Minerals Fund Investor Class declined 11.23 percent and the Institutional Class lost 10.76 percent. The fund's benchmark, the NYSE Arca Gold Miners Index, decreased 8.46 percent on a total return basis. The Gold and Precious Metals Fund fell 6.44 percent for the year ended December 31, 2012, outperforming its benchmark, the FTSE Gold Mines Index, which decreased 13.94 percent on a total return basis.

Spot gold finished the period at $1,675.35 per ounce, up $111.65, or 7.14 percent for the year. The S&P 500 Index posted a positive return of 16.00 percent, the U.S. Trade

Precious Metals and Minerals Funds

Weighted Dollar Index lost 0.51 percent and the yield on a 90-day Treasury bill finished the period at 0.04 percent.

The strategy of the World Precious Minerals Fund favors junior (exploration and development) stocks and mid-tiered producing stocks. These lower-capitalization stocks have historically outperformed senior gold mining companies over longer time periods as senior gold miners have typically acquired proven assets of junior gold companies rather than explored for new mining projects with capital-constrained budgets. However, the World Precious Mineral Fund's junior stock holdings negatively affected the fund's performance relative to its benchmark of North American senior gold stocks during the period due to small capitalization stocks having less access to capital in turbulent markets when investor confidence is lower.

While focusing on established, producing gold companies, the Gold and Precious Metals Fund holds a higher weighting of mid-tier stocks compared to its benchmark. Toward year-end, we saw a rotation in the relative performance of senior versus mid-tier gold stocks, and the fund significantly outperformed its benchmark.

Both funds may hold elevated levels of cash when market volatility increases to maintain a higher level of liquidity in the fund. In conjunction with this strategy, the funds may use options or warrants to maintain market exposure to gold equities.

Strengths

•  Agnico-Eagle Mines Ltd.(1) yielded the largest contribution for both funds in 2012. After several operational difficulties in the prior year, Agnico-Eagle offered very good value to investors and handily beat earnings and production guidance throughout 2012.

•  The second-best contributor to performance for both funds was Franco-Nevada Corp.,(2) a mining royalty company. Franco-Nevada had raised money in November of 2011 and was in the enviable position in 2012 to make strategic investments to acquire additional royalty interests.

•  The third-best performing stock for both funds was Dundee Precious Metals, Inc.(3) Dundee is an asset-rich company with a management team that understands capital markets. We were early into the stock before some of the larger brokerage firms picked up on the investment potential, and we believe there is still a very strong value proposition to be realized in the coming year.

Weaknesses

•  The worst performer for the World Precious Minerals Fund and the second-worst for the Gold and Precious Metals Funds was Richmont Mines, Inc.(4) After delivering a 111 percent return in the prior year, some unexpected management and board changes at Richmont knocked the stock down abruptly. Richmont's president and CEO Martin Rivard announced his resignation in February in what appeared to be

Precious Metals and Minerals Funds

a disagreement on the strategic direction of the company with its board members. Mr. Rivard was believed to have been critical to the success of the company.

•  Of three major North American gold miners, Barrick Gold Corp.,(5) Goldcorp Inc.(6) and Newmont Mining Corp.,(7) Goldcorp declined the least but still was the worst performer for the Gold and Precious Metals Fund due to its position size in the fund. Goldcorp also had a negative effect for the World Precious Minerals Fund.

•  Other holdings that had a detrimental effect on performance for both funds included Gran Colombia Gold Corp.(8) and Harmony Gold Mining Co., Ltd.(9) Equity markets were not kind to junior mining companies in 2012. To fund the modernization of its milling facilities, Gran Colombia eventually raised money in the debt market. This will allow the company to double its gold production over the coming year, creating the largest gold producer in Colombia. Harmony's share price was impacted by negative labor actions within the mining industry in South Africa, although Harmony faired pretty well from an operational viewpoint with only one of its mines being impacted by work stoppages. We view Harmony as a long-term value investment. Klondex Mines Ltd.(10) and Entree Gold, Inc.(11) were also negative performers for the World Precious Minerals Fund in 2012.

Current Outlook

Opportunities

•  Gold miners are beginning to change the way they report cash costs, as research indicates that an all-in cost measure is much more indicative of the true cost of mining, as it takes into consideration operating costs, sustaining capital, construction capital, discovery costs and overhead tax along with acceptable profit. When factoring in all these costs, CIBC calculated that a sustainable number for mining an ounce of gold would be $1,700. By the end of 2012, Freeport McMoRan Copper & Gold, Inc.,(12) Goldcorp, Newmont Mining and Yamana Gold, Inc.(13) announced plans to adopt versions of an all-in sustaining cash cost measure, which the companies believe reflect the full cost of gold production. We expect additional gold miners to make a similar change in 2013.

•  As miners continue to seek ways to attract investors, we believe more companies will continue or increase their dividends.

•  The historical trend of gold stock performance suggests that 2013 will be positive for precious metals miners. Barry Cooper from CIBC World Markets found that, historically, gold miners tend to perform poorly in the year of a U.S. presidential election. Regardless of which party is in the White House and which party wants to take it back, going back to 1984, the Philadelphia Stock Exchange Gold and Silver Index (XAU) has declined an average of 18.4 percent in the year Americans are busy thinking about voting for a leader. However, the year after a U.S. presidential election, going back to 1985, the XAU historically has increased substantially in post-election federal years, rising 23.4 percent on average.

Precious Metals and Minerals Funds

Threats

•  Miners' outdated use of a cash costs measure has caused governments in many countries to believe miners have seen a windfall profit from the rising price of gold. Throughout 2013, the gold mining industry faces the continued possibility of increased taxes.

•  In recent years, gold mining companies have been facing the dilemma of trying to grow their production profile while also depleting their current resource base. No mining company wants to show investors that its production profile is in decline, and, as a result, there has been a huge push to grow gold production. This growth for growth's sake has resulted in a congested intersection of projects in the pipeline and a critical shortage of technically skilled engineers and geologists, driving up the costs of projects and resources. According to George Topping from Stifel Nicolaus, mines that cost $2 billion a few years ago now cost $5 billion.

•  Money flows into exchange-traded funds (ETFs) appear to be changing the formation of capital in the gold mining industry. Investors who want an instant exposure to gold stocks as well as the ability to change their investment allocation on an intraday basis are unintentionally directing capital to companies that may not have viable projects. For example, the Market Vectors Junior Gold Miners ETF (GDXJ)(14) holds a basket of gold stocks based primarily on the liquidity of the underlying companies while the merits of the projects could be a secondary consideration. In the last three years, the GDXJ has grown to $3 billion, leaving a plethora of junior mining companies that are not in the index starved for capital.

(1) This security comprised 6.17% of the total net assets of the World Precious Minerals Fund and 5.01% of the Gold and Precious Metals Fund as of 12/31/12.

(2) This security comprised 1.32% of the total net assets of the World Precious Minerals Fund and 3.49% of the Gold and Precious Metals Fund as of 12/31/12.

(3) This security comprised 4.55% of the total net assets of the World Precious Minerals Fund and 6.87% of the Gold and Precious Metals Fund as of 12/31/12.

(4) This security comprised 0.20% of the total net assets of the World Precious Minerals Fund and 0.09% of the Gold and Precious Metals Fund as of 12/31/12.

(5) This security comprised 0.56% of the total net assets of the World Precious Minerals Fund and 2.34% of the Gold and Precious Metals Fund as of 12/31/12.

(6) This security comprised 0.03% of the total net assets of the World Precious Minerals Fund and 0.22% of the Gold and Precious Metals Fund as of 12/31/12.

(7) This security comprised 0.02% of the total net assets of the World Precious Minerals Fund and 1.47% of the Gold and Precious Metals Fund as of 12/31/12.

(8) This security comprised 7.10% of the total net assets of the World Precious Minerals Fund and 6.31% of the Gold and Precious Metals Fund as of 12/31/12.

(9) This security comprised 1.74% of the total net assets of the World Precious Minerals Fund and 2.51% of the Gold and Precious Metals Fund as of 12/31/12.

(10)This security comprised 1.77% of the total net assets of the World Precious Minerals Fund and 0.00% of the Gold and Precious Metals Fund as of 12/31/12.

(11)This security comprised 0.21% of the total net assets of the World Precious Minerals Fund and 0.00% of the Gold and Precious Metals Fund as of 12/31/12.

(12)Neither fund held this security as of 12/31/12.

(13)This security comprised 1.89% of the total net assets of the World Precious Minerals Fund and 3.62% of the Gold and Precious Metals Fund as of 12/31/12.

(14)This security comprised 0.02% of the total net assets of the World Precious Minerals Fund and 0.03% of the Gold and Precious Metals Fund as of 12/31/12.

Precious Metals and Minerals Funds

World Precious Minerals Fund

Top 10 Holdings Based on Net Assets

(excluding repurchase agreement)  December 31, 2012

Gran Colombia Gold Corp. Gold Mining	7.10%
Agnico-Eagle Mines Ltd. Gold Mining	6.17%
Dundee Precious Metals, Inc. Gold Mining	4.55%
Silver Wheaton Corp. Silver Mining	3.12%
NGEx Resources, Inc. Gold Mining	2.64%
Virginia Mines, Inc. Gold Mining	2.63%
Alamos Gold, Inc. Gold Mining	2.47%
MAG Silver Corp. Silver Mining	2.43%
Coeur d'Alene Mines Corp. Precious Metals	1.90%
Yamana Gold, Inc. Gold Mining	1.89%
Total Top 10 Holdings	34.90%

Portfolio Allocation by Industry*

Based on Total Investments  December 31, 2012

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Precious Metals and Minerals Funds

Gold and Precious Metals Fund

Top 10 Holdings Based on Net Assets

(excluding repurchase agreement)  December 31, 2012

Dundee Precious Metals, Inc. Gold Mining	6.87%
Gran Colombia Gold Corp. Gold Mining	6.31%
Agnico-Eagle Mines Ltd. Gold Mining	5.01%
Silver Wheaton Corp. Silver Mining	4.35%
Yamana Gold, Inc. Gold Mining	3.62%
Franco-Nevada Corp. Gold/Mineral Royalty Companies	3.49%
Sandstorm Gold Ltd. Gold Mining	2.90%
Pan American Silver Corp. Silver Mining	2.82%
Alamos Gold, Inc. Gold Mining	2.74%
SPDR Gold Trust Exchange-Traded Funds	2.68%
Total Top 10 Holdings	40.79%

Portfolio Allocation by Industry*

Based on Total Investments  December 31, 2012

*  Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Eastern European Fund

Management Team's Perspective

Introduction

The investment objective of the Eastern European Fund (EUROX) is to achieve long-term capital growth by investing in a non-diversified portfolio of equity securities of companies located in the emerging markets of Eastern Europe.(1)

Performance Graph

Eastern European Fund

Average Annual Performance  For the Years Ended
  December 31, 2012

	One Year	Five Year	Ten Year
Eastern European Fund	19.27%	(10.97)%	13.05%
S&P 500 Index	16.00%	1.66%	7.09%
MSCI Emerging Markets Europe 10/40 Index (Net Total Return)	27.41%	(6.46)%	16.74%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.85%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Eastern European Fund

The Year In Review - Economic And Political Issues That Affected The Fund

Geopolitical events caused the price of oil to rise sharply at the beginning of 2012. As an energy exporter of crude oil and natural gas, Russia is one of the few large economies in the world that directly benefits from higher energy prices. The political and investment climate took a turn for the worse after Russia's election in March produced a pre-determined swap of Dmitry Medvedev with Vladimir Putin back into the presidential seat amid serious concerns and public protest about political legitimacy. While the protests were largely peaceful, there were signs of authorities cracking down against public dissent. Russia's commitment to democratic and economic reform remains an open question.

Meanwhile, Turkey managed a soft landing after a breakneck pace of growth in 2012 following a tightening by the central bank and macroprudential measures. Its current account deficit is on the decline, as is inflation. Quality of financing has improved through foreign direct investment, as well as lengthening maturity of external debt. The country continues on a path of attaining an investment grade rating, which should further lower the cost of financing.

Central European countries' fortunes are tied to economic activity in Germany, which is showing signs of weakening. Still, Polish GDP expanded 3.5 percent in the first quarter, boosted by the Euro 2012 Soccer Cup. Before the quarterfinals were over, however, one of the major construction firms filed for bankruptcy, creating a ripple effect throughout the industry and negatively affecting banks. Historically high valuation multiples applied to Polish banks (relative to other banks in the region) underwent significant contraction as loan growth became sluggish.

Investment Highlights

Overview

The fund's return for the year ended December 31, 2012, was 19.27 percent, compared to a 27.41 percent gain for the benchmark MSCI Emerging Markets Europe 10/40 Index (Net Total Return).

Turkey and Poland were the best-performing countries in 2012 in the benchmark index by a wide margin, while Russia, Hungary and Czech Republic underperformed. On a sector basis, industrials, consumer discretionary and staples, financials and materials were the best-performing sectors in the index, while telecommunications, information technology, health care, energy and utilities underperformed.

Eastern European Fund

Strengths

•  The fund benefited from an underweight position in the underperforming utilities sector. In Russia, utilities produced double-digit negative returns after the government increased tariffs. Utilities also underperformed in Poland and Czech Republic amid falling energy demand.

•  The fund benefited from an underweight position in telecommunications. Stock selection was also successful; the weighted-average return of the fund telecom holdings was more than 48 percent for the year.

•  The fund uses covered call options as a defensive strategy against market volatility; in 2012, this strategy contributed positively to the fund's performance.

•  Austrian financials Erste Group Bank AG(2) and Vienna Insurance Group AG Wiener Versicherung Gruppe,(3) with business operations in Czech Republic, Slovakia, Romania and Hungary, outperformed their Eastern European peers and contributed to fund performance.

Weaknesses

•  The fund had an underweight position in the underperforming energy sector, but still underperformed the benchmark because of stock selection. Almost half of the underperformance was due to a single holding, TNK-BP Holding.(4) While Rosneft Oil Co. OJSC(5) offered joint shareholders BP plc(5) and the AAR (Alfa Group, Access Industries and Renova Group) consortium(5) a 30 percent premium for their ownership in TNK-BP's assets, minority shareholders were not included in the tender offer. As a result, TNK-BP Holding shares fell more than 20 percent on the day of the deal, hurting fund performance in the fourth quarter. Also in the fourth quarter, Polish refiners staged a strong performance, but the fund had no exposure to these equities. Hungarian refiner MOL Hungarian Oil & Gas Nyrt.,(6) which is held in the fund, underperformed.

•  The fund's weighting in the outperforming financial sector was half of the index weighting, costing the fund performance on a relative basis.

•  The fund's holdings in Canadian-listed securities (with operations in the Eastern Europe region) underperformed the benchmark index.

•  The fund's overweight position in materials, which outperformed, did not produce a positive outcome because of underperformance in stock selection. The fund had a heavy exposure to gold in a year when base metals outperformed.

Current Outlook

Opportunities

•  With the eurozone crisis dissipating, the convergence story is coming back to the fore. Latvia will make a formal eurozone entry application in February, for entry

Eastern European Fund

in 2014, and Poland's Prime Minister Donald Tusk recently raised the prospect of relaunching his country's bid to join the eurozone soon.

•  Turkey's economy is clearly accelerating: the latest manufacturing purchasing managers' index (PMI) reading of 53 was in expansionary territory, industrial production in December was strong at 11.3 percent year-over-year, and annualized credit growth is around 20 percent.

•  Microstructure changes in the Russian domestic equity market, such as ruble settlement, may close the discount gap at which local shares trade relative to the GDR market in London.

Threats

•  A significant re-rating has already taken place in Poland, with the market up 28 percent in zloty terms and earnings down 15 percent during the year. The Warsaw Stock Exchange Top 20 Index ended 2012 at a price-to-earnings ratio of 9 times. Forward 2013 multiples based on consensus earnings estimates stands at 12 times.

•  Russian GDP has been decelerating since the second quarter of 2012. The December data will likely present a picture similar to the previous month. The fund has significant exposure in Russia.

•  Industrial production in Poland dropped 12.2 percent in December, another signal of the need to ease monetary policy. As in the UK, most loans in Poland are not fixed rate but floating, which means banks will be hurt and not helped by lower interest rates.

(1)The following countries are considered to be in the Eastern European region: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, FYR Macedonia, Georgia, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine.

(2)This security comprised 2.57% of the fund's total net assets as of 12/31/12.

(3)This security comprised 0.55% of the fund's total net assets as of 12/31/12.

(4)This security comprised 4.38% of the fund's total net assets as of 12/31/12.

(5)The fund did not hold this security at 12/31/12.

(6)This security comprised 2.86% of the fund's total net assets as of 12/31/12.

Eastern European Fund

Top 10 Holdings Based on Net Assets

(excluding repurchase agreement)  December 31, 2012

Sberbank of Russia Commercial Banks - Non US	5.81%
Lukoil OAO Oil Companies - Integrated	5.55%
Gazprom OAO Oil Companies - Exploration & Production	5.29%
KGHM Polska Miedz S.A. Metal - Diversified	4.75%
TNK-BP Holding Oil Companies - Integrated	4.38%
Tofas Turk Otomobil Fabrikasi A.S. Automotive - Cars & Light Trucks	3.37%
Koza Altin Isletmeleri A.S. Gold Mining	3.26%
Kernel Holding S.A. Agricultural Operations	3.12%
Eurocash S.A. Food - Wholesale/Distribution	3.00%
Uralkali OJSC Agricultural Chemicals	2.93%
Total Top 10 Holdings	41.46%

Country Distribution*

Based on Total Investments  December 31, 2012
(excluding repurchase agreement)

*  Country distribution shown is based on domicile. The locale of company operations may be different.

Global Emerging Markets Fund

Management Team's Perspective

Introduction

The investment objective of the Global Emerging Markets Fund (GEMFX) is to achieve long-term capital growth by investing in a non-diversified portfolio of the equity securities of companies located in or with a significant business presence in emerging market countries.(1)

Performance Graph

Global Emerging Markets Fund

Average Annual Performance  For the Periods Ended
  December 31, 2012

	One Year	Five Year	Inception
Global Emerging Markets Fund (Inception 2/24/05)	7.33%	(15.03)%	0.07%
S&P 500 Index	16.00%	1.66%	4.62%
MSCI Emerging Markets Net Total Return Index	18.22%	(0.91)%	10.59%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 3.15%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Global Emerging Markets Fund

The Year In Review - Economic And Political Issues That Affected The Fund

Out of the four BRIC countries (Brazil, Russia, India and China), only India outperformed the MSCI Emerging Markets Index in 2012. The slowdown in China had economic implications beyond its own borders, negatively affecting commodity export-dependent countries such as Brazil, South Africa and Russia. However, weaker commodity prices opened a window of opportunity for the emerging economies dependent on energy imports to rein in inflationary pressures. The fund's country positioning reflected such outlook, with underweight positions in Brazil, China, South Africa, and Russia, and significantly overweight positions in India and Turkey.

Quantitative easing from the United States and Europe, and wealth repatriation from countries such as China and Russia drove real estate prices higher in traditional safe havens, as well as in many Southeast Asian countries. Stocks listed on the Hang Seng exchange in Hong Kong outperformed their peers in mainland China.

Investment Highlights

Overview

The fund gained 7.33 percent for the year ended December 31, 2012, compared to 18.22 percent for the MSCI Emerging Markets Net Total Return Index, the fund's benchmark.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund's annual portfolio turnover was more than 100 percent.

While the fund management team considers companies of all sizes, during the first quarter of 2012, the fund's portfolio composition was changed to emphasize emerging markets small-cap companies, focusing on $200 million to $2 billion U.S. dollar market capitalization, that exhibit traditional value metrics and pay dividends.

Strengths

•  Having minimal exposure to Brazilian equities, which have a large weighting in the benchmark, while simultaneously overweighting equities in India, Thailand, Turkey and the Philippines, made a positive contribution to the performance of the fund. Brazil's Bovespa stock exchange declined 2 percent in U.S. dollar terms, while India, Thailand, Turkey, and the Philippines all outperformed the index.

Global Emerging Markets Fund

•  Overweighting financials and underweighting energy and utilities had a positive effect on the fund's performance relative to the benchmark.

•  The fund's equity investments in Brazil, India, Mexico, the Philippines, Russia and Thailand performed better than the respective index constituents. Out of the top five contributors, three were in India: Yes Bank Ltd.,(2) Gitanjali Gems Ltd.(3) and Karnataka Bank Ltd.(2) The other two were TNK-BP Holding(2) in Russia and IGB Real Estate Investment Trust(2) in Malaysia.

Weaknesses

•  Underweight positions in Hong Kong and South Korea had a negative effect on the performance of the fund, as equities in those two countries outperformed the index.

•  On a sector basis, the fund was underweight in information technology and overweight in materials, which detracted from performance.

•  The worst performers in the fund were Opto Circuits India Ltd.,(4) Asia Entertainment & Resources Ltd.(2) and the Colombian oil exploration and production company Petrominerales Ltd.(5)

Current Outlook

Opportunities

•  A significant portion of global equity returns comes from the local market currencies effect. From that perspective, China, Taiwan and emerging Europe look undervalued, while Indonesia, South Korea and Latin America look overvalued.

•  Historically, emerging markets' dividend yields have been in line with the developed world, but cumulative dividend growth has been stronger in emerging markets. This is a differentiating factor in today's investment environment when yield is scarce.

•  Turkey ramped up capital spending in general and investment in machinery and equipment in particular in recent years unlike other countries such as Brazil, Mexico, Russia and South Africa that have failed to achieve higher investment ratios. Hence, the outlook for productivity gains in Turkey is superior to many other developing nations.

Threats

•  The outlook for investments in Brazil remains challenged by a high level of bureaucracy, as well as government involvement in what it considers nationally important energy and resource enterprises. The same can be said about Russia, where an anti-corruption campaign pledge by the government has yet to bear any fruit.

Global Emerging Markets Fund

•  A change in policy by the U.S. Federal Reserve to begin winding down its quantitative easing program may signal an end to the emerging markets rally.

•  Continued tensions in the Middle East and Northern Africa make the region inherently unstable, posing a risk of supply disruptions.

(1)Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index.

(2)The fund did not hold this security as of 12/31/12.

(3)This security comprised 1.34% of the fund's total net assets as of 12/31/12.

(4)This security comprised 0.83% of the fund's total net assets as of 12/31/12.

(5)This security comprised 0.95% of the fund's total net assets as of 12/31/12.

Global Emerging Markets Fund

Top 10 Holdings Based on Net Assets

(excluding repurchase agreement)  December 31, 2012

Jiangsu Future Land Co., Ltd. Real Estate Operating/Development	1.42%
Yazicilar Holding A.S. Diversified Operations	1.35%
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Steel - Producers	1.35%
Oriental Bank of Commerce Commercial Banks - Non US	1.34%
Gitanjali Gems Ltd. Retail - Jewelry	1.34%
Albaraka Turk Katilim Bankasi A.S. Commercial Banks - Non US	1.32%
Woori Financial Co., Ltd. Finance - Leasing Company	1.30%
Andean Pacific Iron Corp. Metal - Iron	1.30%
United Bank of India Commercial Banks - Non US	1.29%
Indiabulls Financial Services Ltd. Diversified Financial Services	1.28%
Total Top 10 Holdings	13.29%

Country Distribution*

Based on Total Investments  December 31, 2012
(excluding repurchase agreement)

*  Country distribution shown is based on domicile. The locale of company operations may be different.

China Region Fund

Management Team's Perspective

Introduction

The China Region Fund (USCOX) seeks long-term growth of capital. The fund invests in both established and emerging companies registered and operating in the China region.(1)

Performance Graph

China Region Fund

Average Annual Performance  For the Years Ended
  December 31, 2012

	One Year	Five Year	Ten Year
China Region Fund	12.00%	(9.74)%	10.97%
Hang Seng Composite Index	26.64%	(1.41)%	14.39%
MSCI All Country Far East Free ex Japan Index*	19.00%	(1.74)%	11.51%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.55%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams' Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

China Region Fund

The Year In Review - Economic And Political Issues That Affected The Fund

China's economic activities slowed in the first half of the year, but recovered in the second half due to the government's stimulus plans that were first implemented in May 2012.

In the first half of 2012, China continued fine-tuning its economic policy, which was essentially a tightening monetary policy. After a dismal economic performance in the first quarter, the government changed its tone from tightening to stabilizing growth in the month of May. The People's Bank of China, the central bank, also cut the required reserve ratio to 20 percent from 21 percent and cut interest rates twice to lower the benchmark one-year lending rate to 6 percent and one-year deposit rate to 3 percent. In spite of the slightly loosening policy, the demand for loans was still weak, and business activities continued to contract.

During the second half of the year, the economy began to recover after the government started its fiscal stimulus plan by resuming railway and urban infrastructure construction projects. The recovery momentum continued to the end of the year after the new Chinese leadership made urbanization and reforms the policy priorities to maintain stable growth for the next decade while upgrading the quality of growth at the same time.

Investment Highlights

Overview

For the year ended December 31, 2012, the fund returned 12.00 percent, underperforming the benchmark Hang Seng Composite Index (HSCI), which returned 26.64 percent.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund's annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

•  Country allocations to China, Thailand, the Philippines and Malaysia provided positive contributions to the fund's relative performance against the benchmark index. On a company-specific level, Sunac China Holdings Ltd.,(2) a high-end property developer in developed regions of China, and Shin Corp. PCL,(3) a telecommunication holding company in Thailand, provided returns of over 90 and 60 percent, respectively, to the fund.

China Region Fund

•  The fund's overweighting in telecommunication and utilities and underweighting in energy proved to be beneficial to the fund's relative performance.

Weaknesses

•  The fund's allocations to Hong Kong, Indonesia, South Korea, Taiwan and Singapore underperformed the benchmark HSCI.

•  Sector allocations to financials, consumer goods, materials, industrial goods and conglomerates were detrimental to the fund's relative performance against the benchmark index.

•  Cash was also a drag on the fund's relative performance compared to the HSCI.

Current Outlook

Opportunities

•  China's manufacturing data was up for December, which confirmed China is firmly in a growth recovery after construction projects resumed in the third quarter. Since November, industrial profits also started recovering. As China continues its pro-growth urbanization policies and reforms under its new leadership, economic growth is expected to continue in 2013. Management believes there are plenty of upside opportunities in financials and cyclical stocks driven by earning and price momentum in the first half of 2013.

•  New urbanization and reforms under the new leadership in China will likely provide long-term growth opportunities for businesses in construction engineering and materials and consumption.

Threats

•  The growth of the Chinese economy relies heavily on fixed asset investments, and the rate of return on those investments is decreasing as more capacity is built. That might result in more local government indebtedness with proportionally fewer resources to pay the debts.

(1)The China region is defined as any country that either shares a border with China or is located in the South China Sea or the East China Sea and includes: the People's Republic of China (PRC or China), Bangladesh, Hong Kong, India, Indonesia, Kazakhstan, Korea, Kyrgyzstan, Laos, Malaysia, Mongolia, Nepal, Pakistan, Philippines, Singapore, Taiwan, Tajikistan, Thailand and Vietnam.

(2)This security comprised 5.36% of the fund's total net assets as of 12/31/12.

(3)The fund did not hold this security at 12/31/12.

China Region Fund

Top 10 Holdings Based on Net Assets

(excluding repurchase agreement)  December 31, 2012

Sunac China Holdings Ltd. Real Estate Operating/Development	5.36%
HSBC Holdings plc Diversified Banking Institutions	4.78%
Industrial and Commercial Bank of China Ltd. Commercial Banks - Non US	4.11%
Bank of China Ltd. Commercial Banks - Non US	3.37%
China Minsheng Banking Corp., Ltd. Commercial Banks - Non US	3.26%
Hutchison Whampoa Ltd. Diversified Operations	3.04%
China Railway Construction Corp., Ltd. Building - Heavy Construction	2.69%
Tencent Holdings Ltd. Internet Application Software	2.56%
Hopewell Holdings Ltd. Real Estate Operating/Development	2.49%
NagaCorp Ltd. Casino Hotels	2.43%
Total Top 10 Holdings	34.09%

Country Distribution*

Based on Total Investments  December 31, 2012
(excluding repurchase agreement)

*  Country distribution shown is based on domicile and not intended to conform to the China region definition in the prospectus. The locale of company operations may be different.

Expense Example (unaudited)  December 31, 2012

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including short-term trading fees and exchange fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

•  Actual Expenses. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

•  Hypothetical Example for Comparison Purposes. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small account, exchange or short-term trading fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

Expense Example (unaudited)  December 31, 2012

Six Months Ended December 31, 2012	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*
U.S. Treasury Securities Cash Fund
Based on Actual Fund Return	$1,000.00	$1,000.10	$0.75
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,024.38	$0.76
U.S. Government Securities Savings Fund
Based on Actual Fund Return	$1,000.00	$1,000.10	$0.70
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,024.43	$0.71
Near-Term Tax Free Fund
Based on Actual Fund Return	$1,000.00	$1,011.00	$2.27
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,022.87	$2.29
Tax Free Fund
Based on Actual Fund Return	$1,000.00	$1,027.10	$3.57
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,021.62	$3.56
All American Equity Fund
Based on Actual Fund Return	$1,000.00	$1,043.10	$11.30
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,014.08	$11.14
Holmes Growth Fund
Based on Actual Fund Return	$1,000.00	$1,006.60	$9.68
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,015.48	$9.73
MegaTrends Fund Investor Class
Based on Actual Fund Return	$1,000.00	$1,048.50	$10.71
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,014.68	$10.53
MegaTrends Fund Institutional Class
Based on Actual Fund Return	$1,000.00	$1,051.30	$10.52
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,014.88	$10.33
Global Resources Fund Investor Class
Based on Actual Fund Return	$1,000.00	$1,095.00	$8.79
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,016.74	$8.47
Global Resources Fund Institutional Class
Based on Actual Fund Return	$1,000.00	$1,097.80	$5.91
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,019.51	$5.69
World Precious Minerals Fund Investor Class
Based on Actual Fund Return	$1,000.00	$1,086.40	$8.02
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,017.44	$7.76
World Precious Minerals Fund Institutional Class
Based on Actual Fund Return	$1,000.00	$1,088.50	$5.04
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,020.31	$4.88
Gold and Precious Metals Fund
Based on Actual Fund Return	$1,000.00	$1,091.40	$9.41
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,016.14	$9.07
Eastern European Fund
Based on Actual Fund Return	$1,000.00	$1,135.90	$11.38
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,014.48	$10.74

Expense Example (unaudited)  December 31, 2012

Six Months Ended December 31, 2012	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*
Global Emerging Markets Fund
Based on Actual Fund Return	$1,000.00	$1,067.10	$14.91
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,010.71	$14.51
China Region Fund
Based on Actual Fund Return	$1,000.00	$1,116.80	$12.03
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,013.77	$11.44

*  These calculations are based on expenses incurred in the most recent fiscal half-year. The funds' Investor Class' annualized expense ratios (after reimbursements and offsets) for the six-month period ended December 31, 2012, were 0.15%, 0.14%, 0.45%, 0.70%, 2.20%, 1.92%, 2.08%, 1.67%, 1.53%, 1.79%, 2.12%, 2.87% and 2.26%, respectively, for the U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, Holmes Growth, MegaTrends, Global Resources, World Precious Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region Funds. The funds' Institutional Class' annualized expense ratios (after reimbursements and offsets) for the six-month period ended December 31, 2012, were 2.04%, 1.12% and 0.96%, respectively, for the MegaTrends, Global Resources and World Precious Minerals Funds. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184, the number of days in the period, then divided by 366 days in the current fiscal year.

Portfolio of Investments   December 31, 2012

U.S. Treasury Securities Cash Fund

United States Government Obligations 12.47%	Coupon Rate	Maturity Date	Principal Amount	Value
United States Treasury Bill 12.47%
Yield	0.10%	01/03/13	$10,000,000	$9,999,948
Total United States Government Obligations				9,999,948
(cost $9,999,948)
Repurchase Agreements 88.86%
Joint Tri-Party Repurchase Agreements, 12/31/12, collateralized by U.S. Treasury securities held in joint tri-party repurchase accounts:
Banc of America Securities LLC Merrill Lynch, repurchase price $31,255,348	0.12%	01/02/13	31,255,139	31,255,139
Barclays Capital, Inc., repurchase price $20,000,189	0.17%	01/02/13	20,000,000	20,000,000
Morgan Stanley, repurchase price $20,000,156	0.14%	01/02/13	20,000,000	20,000,000
Total Repurchase Agreements				71,255,139
(cost $71,255,139)
Total Investments 101.33%				81,255,087
(cost $81,255,087)
Other assets and liabilities, net (1.33)%				(1,063,237)
Net Assets 100%				$80,191,850

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

U.S. Government Securities Savings Fund

United States Government and Agency Obligations 54.73%	Coupon Rate	Maturity Date	Principal Amount	Value
Federal Farm Credit Bank 17.80%
Discount Note:
Yield	0.01%	01/02/13	$20,000,000	$19,999,994
Variable Rate:
	0.20%	02/21/13	5,000,000	5,000,000
				24,999,994
Federal Home Loan Bank 29.81%
Discount Notes:
Yield	0.12%	01/02/13	10,000,000	9,999,968
Yield	0.10%	01/04/13	10,000,000	9,999,917
Fixed Rate:
	0.18%	02/15/13	2,000,000	1,999,914
Variable Rates:
	0.28%	05/17/13	5,000,000	5,002,625
	0.20%	07/12/13	5,000,000	4,999,996
	0.25%	07/22/13	4,850,000	4,851,076
	0.19%	07/25/13	5,000,000	4,999,146
				41,852,642
United States Treasury Bill 7.12%
Yield	0.10%	01/03/13	10,000,000	9,999,947
Total Securities				76,852,583
(cost $76,852,583)
Repurchase Agreements 45.34%
Joint Tri-Party Repurchase Agreements, 12/31/12, collateralized by U.S. Treasury securities held in joint tri-party repurchase accounts:
Banc of America Securities LLC Merrill Lynch, repurchase price $53,675,859	0.12%	01/02/13	53,675,502	53,675,502
Credit Suisse Securities USA LLC, repurchase price $10,000,106	0.19%	01/02/13	10,000,000	10,000,000
Total Repurchase Agreements				63,675,502
(cost $63,675,502)
Total Investments 100.07%				140,528,085
(cost $140,528,085)
Other assets and liabilities, net (0.07)%				(103,004)
Net Assets 100%				$140,425,081

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

Near-Term Tax Free Fund

Municipal Bonds 89.22%	Coupon Rate		Maturity Date	Principal Amount	Value
Alabama 3.32%
Alabama State Public School & College Authority	5.00%		12/01/16	$290,000	$335,437
Bessemer, Alabama Electric Revenue, Refunding	3.10%		12/01/21	100,000	104,426
Bessemer, Alabama Water Revenue	4.00%		01/01/16	300,000	309,912
Jasper Alabama Water Works & Sewer Board, Inc., Utilities Revenue, Series A	3.00%		06/01/15	90,000	93,419
Jasper Alabama Water Works & Sewer Board, Inc., Utilities Revenue, Series A	3.00%		06/01/16	90,000	94,163
Mountain Brook City Board of Education Capital Outlay	4.00%		02/15/15	200,000	213,648
University of Alabama at Birmingham, Hospital Revenue, Series A	5.00%		09/01/15	300,000	328,494
					1,479,499
Alaska 0.74%
Alaska Municipal Bond Bank Authority, Prerefunded, Series A	4.00%		02/01/16	105,000	115,725
Alaska Municipal Bond Bank Authority, Unrefunded, Series A	4.00%		02/01/16	195,000	214,229
					329,954
Arizona 3.17%
Arizona Board of Regents Certificates of Participation, Series B	4.50%		06/01/16	200,000	221,832
Arizona Health Facilities Authority Revenue, Series D	5.00%		01/01/14	250,000	261,345
Arizona State School Facilities Board Certificates of Participation, Series A-1	5.00%		09/01/17	325,000	356,583
Arizona State Transportation Board Excise Tax Revenue	5.00%		07/01/17	175,000	205,503
Page, Arizona, Pledged Revenue, Refunding	3.00%		07/01/16	350,000	366,212
					1,411,475
California 3.30%
California State, Refunding, Recreational Facility, GO Unlimited	5.00%		12/01/19	250,000	264,310
Delano, California Union High School District, GO Unlimited, Refunding, Series A	4.75%		02/01/17	200,000	218,102
San Diego, California Community College District, Capital Appreciation, Election 2002, GO Unlimited (ZCB)	4.34	%(1)	05/01/15	300,000	292,986
Santa Clara County, California Financing Authority Revenue, Obstetrics and Gynecology, El Camino Hospital	5.00%		02/01/18	350,000	392,588

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

Near-Term Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
California (cont'd)
Vernon, California Electric Systems Revenue, Series A	3.75%	08/01/13	$300,000	$302,931
				1,470,917
Colorado 0.68%
Denver, Colorado, Health & Hospital Authority, Healthcare Revenue, Series A	5.00%	12/01/16	265,000	301,265
Connecticut 1.04%
Connecticut State Health & Educational Facility Authority Revenue, Bridgeport, Hospital Series D	5.00%	07/01/19	395,000	460,787
District of Columbia 1.47%
District of Columbia Certifications of Participation	4.00%	01/01/14	250,000	258,467
Washington D.C. Convention Center Authority Dedicated Tax Revenue, Refunding, Series A	5.00%	10/01/13	110,000	112,760
Washington D.C. Convention Center Authority Dedicated Tax Revenue, Refunding, Series A	5.00%	10/01/16	250,000	282,790
				654,017
Florida 13.21%
Broward County, Florida School Board Certificates of Participation, Series A	5.00%	07/01/15	325,000	355,394
Cape Coral, Florida Gas Tax Revenue, Series A	4.00%	10/01/16	255,000	268,854
Escambia County, Florida, Health Facilities Authority Revenue, Baptist Hospital, Inc. Project, Series A	5.00%	08/15/19	290,000	334,126
Florida, Citizens Property Insurance Corp., Senior Secured, Coastal Account, Revenue, Series A-1	4.00%	06/01/18	100,000	110,635
Florida Gulf Coast University Financing Corp., Florida Capital Improvement Revenue, Series B	3.00%	02/01/16	365,000	379,042
Florida State Board of Education Lottery Revenue, Series A	4.00%	07/01/14	300,000	315,954
Florida State Board of Governors Parking Facilities Revenue, Series A	3.00%	07/01/17	300,000	326,703
Florida State Municipal Power Agency, Stanton Project Revenue, Refunding	5.13%	10/01/17	300,000	346,611
Fort Pierce, Florida Stormwater Utilities Revenue	4.50%	10/01/17	255,000	267,801
Hillsborough County, Florida Community Investment Tax Revenue	4.00%	05/01/16	300,000	312,285

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

Near-Term Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Florida (cont'd)
Hillsborough County, Florida School Board, Refunding, Certificates of Participation	4.00%	07/01/19	$100,000	$111,975
Lake County, Florida School Board Certificates of Participation, Series A	3.70%	06/01/15	400,000	422,392
Margate, Florida Water & Sewer Revenue, Refunding	4.00%	10/01/19	250,000	277,382
Miami - Dade County, Florida Water & Sewer Revenue System, Series A	4.00%	10/01/16	235,000	262,570
Orange County, Florida Tourist Development Tax Revenue, Refunding	5.00%	10/01/14	260,000	279,412
Orlando, Florida Community Redevelopment Agency Tax Increment Revenue, Downtown District, Series A	4.00%	09/01/17	325,000	358,644
Polk County, Florida School District Revenue	5.00%	10/01/17	215,000	245,603
Reedy Creek, Florida Improvement District Utilities Revenue, Refunding, Series 2	5.00%	10/01/16	300,000	333,318
Saint Johns County, Florida Transportation Revenue, Refunding	5.00%	10/01/20	310,000	367,586
Volusia County, Florida School Board Sales Tax Revenue	4.20%	10/01/16	200,000	201,644
				5,877,931
Georgia 3.74%
Atlanta Downtown Development Authority	4.25%	12/01/16	250,000	271,975
Atlanta, Georgia Water & Wastewater Revenue, Series B	3.50%	11/01/13	400,000	410,708
Emanuel County Georgia Hospital Authority Revenue Anticipation Certificates	4.30%	07/01/17	250,000	259,977
Georgia State Municipal Electric Authority Revenue, Unrefunded	5.50%	01/01/20	250,000	272,083
Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System and Affiliates Revenue, Anticipation Certificates	4.50%	08/01/17	150,000	166,107
Gwinnett County, Georgia, Hospital Authority, Gwinnett Hospital Systems Revenue, Series B	5.00%	07/01/18	250,000	285,885
				1,666,735
Illinois 12.05%
Aurora, Illinois, Series B, GO Unlimited	3.00%	12/30/15	200,000	213,336
Chicago Board of Education, Dedicated Revenues, Series F, GO Unlimited	5.00%	12/01/16	300,000	340,566
Chicago Board of Education, Series A	5.25%	12/01/13	250,000	255,107
Chicago, Illinois Sales Tax Revenue	5.50%	01/01/15	350,000	381,126

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

Near-Term Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Illinois (cont'd)
Chicago, Illinois, Direct Access Bond, Series E-1 B, GO Unlimited	4.00%	01/01/19	$200,000	$212,842
Chicago, Illinois, O'Hare International Airport Revenue, Gen - Third Lien, Series C	5.25%	01/01/23	250,000	295,962
Chicago, Illinois, Prerefunded Balance, Series B, GO Unlimited	5.13%	01/01/15	85,000	89,023
Chicago, Illinois, Unrefunded Balance, Series B, GO Unlimited	5.13%	01/01/15	240,000	257,498
Dundee Township, GO Unlimited	5.00%	12/01/13	240,000	248,124
Illinois Finance Authority Revenue, Refunding	5.00%	07/01/16	390,000	416,337
Illinois State Sales Tax Revenue	5.00%	06/15/14	200,000	212,690
Illinois State Toll Highway Authority, Toll Highway Revenue, Series A	5.00%	01/01/16	200,000	221,310
Illinois State, Refunding, GO Unlimited	5.00%	01/01/16	300,000	331,815
Kaskaskia Community College District No. 501, GO Unlimited	5.75%	12/01/19	500,000	608,520
Metropolitan Pier & Exposition Authority	5.38%	06/01/15	280,000	285,922
Springfield, Illinois Metropolitan Sanitation District, Sewer Revenue, Senior Lien, Series A	4.00%	01/01/17	570,000	607,204
Winnebago County Public Safety Sales Tax, Series A, GO Unlimited	5.00%	12/30/16	350,000	387,069
				5,364,451
Indiana 0.71%
Tippecanoe County, Indiana School Improvements	4.00%	01/15/15	300,000	316,737
Iowa 2.14%
Ames, Iowa Hospital Revenue, Refunding	5.00%	06/15/15	300,000	306,309
Johnston Community School District, GO Unlimited	4.00%	06/01/16	200,000	215,684
University of Iowa Hospitals and Clinics, Iowa State Board of Regents, Hospital Revenue, Refunding, Series A	3.00%	09/01/19	400,000	428,948
				950,941
Kansas 0.49%
Kansas State Development Finance Authority Revenue	4.00%	10/01/15	200,000	218,176
Kentucky 0.61%
Kentucky Municipal Power Agency, Power System Revenue, Prairie State Project, Series A	5.25%	09/01/22	240,000	272,122

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

Near-Term Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Massachusetts 1.36%
New Bedford, Massachusetts, State Qualified Municipal Loan, GO Limited	3.00%	03/01/15	$345,000	$360,221
Stoughton, Massachusetts Public Improvement, GO Limited	4.00%	05/01/17	225,000	245,781
				606,002
Michigan 4.60%
Detroit, Michigan Sewer Disposal Revenue, Refunding, Series C-1	5.25%	07/01/15	400,000	431,952
Michigan House of Representatives Facilities, Obligations Revenue, Series A	5.00%	10/15/17	200,000	226,146
Michigan Public Power Agency AFEC Project Revenue, Series 2012-A	4.50%	01/01/19	280,000	313,130
Michigan State Building Authority Revenue, Refunding, Series I	5.25%	10/15/14	300,000	310,821
Michigan State Grant Anticipation Bonds	5.00%	09/15/16	200,000	226,082
Michigan State Hospital Finance Authority Revenue, Trinity Health, Series A	6.00%	12/01/18	200,000	250,574
Wayne County, Michigan Airport Authority Revenue, Detroit Metropolitan Airport, Refunding, Series C	4.00%	12/01/19	255,000	289,866
				2,048,571
Minnesota 1.27%
Minneapolis & St Paul, Minnesota Housing & Redevelopment Authority Health Care Systems, Children's Health Care, Series B	4.00%	08/15/16	250,000	271,535
Minneapolis & St Paul, Minnesota Metropolitan Airports Commission, Airport Revenue, Refunding, Series B	5.00%	01/01/19	255,000	293,194
				564,729
Missouri 0.46%
Missouri State Health & Educational Facilities Authority Revenue, Series A	6.75%	05/15/13	200,000	204,718
Nevada 0.55%
Nye County School District, GO Limited	4.00%	05/01/15	230,000	246,367
New Hampshire 1.17%
New Hampshire Health & Education Facilities Authority Revenue	5.00%	07/01/14	65,000	65,668
New Hampshire Health & Education Facilities Authority Revenue	5.00%	01/01/18	400,000	456,328
				521,996

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

Near-Term Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
New Jersey 5.25%
Atlantic City, New Jersey Municipal Utilities Authority Revenue, Refunding	5.00%	06/01/17	$150,000	$170,730
Atlantic City, New Jersey Refunding Tax Appeal, GO Unlimited	4.00%	11/01/18	500,000	538,720
Elizabeth, New Jersey Parking Authority Project Revenue, Elizabethtown Plaza Redevelopment, Series B	4.00%	11/01/17	255,000	280,067
Hudson County, New Jersey Improvement Authority Lease Revenue, North Hudson Regional Fire, Refunding, Series A	5.63%	09/01/18	400,000	471,568
New Jersey Health Care Facilities Financing Authority Revenue, Holy Name Medical Center, Refunding	5.00%	07/01/19	215,000	244,676
New Jersey State Transportation Trust Fund Authority, Series D	4.00%	06/15/14	250,000	263,422
Passaic Valley, New Jersey, Sewage Commissioners Revenue, Series G	5.75%	12/01/21	300,000	366,954
				2,336,137
New Mexico 0.56%
Clayton, New Mexico, Jail Project Revenue	4.00%	11/01/17	235,000	248,127
New York 2.33%
Long Island Power Authority, New York Electric Systems, Revenue, Series E	5.00%	12/01/17	330,000	378,144
New York State Dormitory Authority Revenues, Nonconstruction Supported Debt, Municipal Facilities Health Lease, Series 1	5.00%	01/15/17	300,000	337,533
New York, New York, Subseries L-1, GO Unlimited	4.00%	04/01/15	300,000	322,467
				1,038,144
Ohio 2.01%
Canton, Ohio, City School District, Refunding, GO Unlimited	5.00%	12/01/18	325,000	353,418
Lorain County, Ohio, Community College District, Revenue	3.25%	12/01/17	350,000	379,740
Marion County, Ohio, Variable Refunding, GO Limited	4.00%	12/01/20	150,000	162,753
				895,911
Pennsylvania 1.80%
Delaware Valley, Pennsylvania, Regional Financial Authority Revenue, Permanently Fixed Business Development Services	5.50%	08/01/18	295,000	340,285

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

Near-Term Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate		Maturity Date	Principal Amount	Value
Pennsylvania (cont'd)
Reading, Pennsylvania School District, GO Unlimited, Series A	5.00%		04/01/20	$400,000	$460,416
					800,701
Puerto Rico 2.16%
Commonwealth of Puerto Rico, GO Unlimited	6.00%		07/01/13	250,000	254,162
Commonwealth of Puerto Rico, Series A, GO Unlimited	5.00%		07/01/15	225,000	233,186
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue, Refunding, Series C	5.50%		07/01/17	445,000	471,820
					959,168
Rhode Island 0.63%
Rhode Island State Economic Development Corporation Revenue, Series A	5.00%		06/15/17	250,000	281,713
South Carolina 2.73%
Jasper County School District, GO Unlimited	4.00%		03/01/15	195,000	209,415
Piedmont Municipal Power Agency	5.00%		01/01/16	150,000	166,467
South Carolina Transportation Infrastructure Bank Revenue, Series A	5.25%		10/01/17	125,000	135,671
Spartanburg County, South Carolina Regional Health Services District, Hospital Revenue, Refunding, Series A	5.00%		04/15/19	600,000	701,478
					1,213,031
Tennessee 0.63%
Metropolitan Government of Nashville & Davidson County, Water & Sewer Revenue	6.50%		12/01/14	250,000	279,165
Texas 11.55%
Addison, Texas Certificates of Obligation, GO Unlimited	4.00%		02/15/20	250,000	282,100
Annetta, Texas Certificates of Obligation, GO Limited	4.00%		08/01/16	200,000	209,496
Laredo, Texas, Waterworks Sewer System Revenue	4.25%		03/01/18	100,000	110,703
Corpus Christi, Texas Business & Job Development Corporation, Seawall Project, Sales Tax Revenue, Refunding	5.00%		03/01/20	350,000	414,316
Frisco, Texas Independent School District, School Building, GO Unlimited, Series A	4.50%		08/15/25	180,000	202,954
Grand Prairie Independent School District, Refunding, GO Unlimited (ZCB)	3.92	%(1)	08/15/16	400,000	370,516

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

Near-Term Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate		Maturity Date	Principal Amount	Value
Texas (cont'd)
Houston, Texas, Hotel Occupancy Tax & Special Revenue, Refunding, Series B	5.00%		09/01/19	$295,000	$333,303
Houston, Texas, Public Improvement, Refunding, GO Limited, Series A	5.38%		03/01/16	180,000	190,577
Katy, Texas Independent School District, School Building, Series D, GO Unlimited	4.50%		02/15/19	325,000	360,633
Lewisville, Texas Independent School District, GO Unlimited, Refunding (ZCB)	4.04	%(1)	08/15/15	400,000	393,476
Lower Colorado River Authority Texas, Refunding	5.25%		05/15/19	240,000	244,397
San Antonio, Texas Municipal Drain Utilities Systems Revenue	4.00%		02/01/16	300,000	300,771
San Antonio, Texas, Water Revenue, Refunding	4.50%		05/15/21	400,000	484,196
San Patricio, Texas Municipal Water District, Refunding	4.00%		07/10/18	200,000	212,764
Texas Municipal Power Agency Revenue, Refunding	5.00%		09/01/17	250,000	289,832
Texas State Public Finance Authority Revenue	5.00%		10/15/21	300,000	303,186
University of Texas Revenue Financing System, Refunding, Series A	3.00%		08/15/23	400,000	439,280
					5,142,500
Utah 0.67%
Tooele City, Utah Municipal Building Authority Lease Revenue, Refunding	3.75%		12/01/17	285,000	299,267
Virginia 1.57%
Spotsylvania County, Virginia Economic Development Authority Revenue, Refunding	5.00%		06/01/23	300,000	362,364
Virginia College Building Authority Educational Facilities Revenue, Prerefunded, Series A	5.00%		09/01/15	10,000	11,198
Virginia College Building Authority Educational Facilities Revenue, Unrefunded, Series A	5.00%		09/01/15	290,000	323,109
					696,671
Washington 0.60%
Energy Northwest, Washington Electric Revenue	5.00%		07/01/14	250,000	267,475
Wisconsin 0.65%
Chippewa Valley, Wisconsin, Technical College District Promissory Notes, Series A, GO Unlimited	4.00%		04/01/14	250,000	261,295

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

Near-Term Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Wisconsin (cont'd)
Wisconsin State, Refunding, Series 2, GO Unlimited	4.13%	11/01/16	$25,000	$26,211
				287,506
Total Municipal Bonds				39,712,906
(cost $38,412,294)
Repurchase Agreement 10.22%
Joint Tri-Party Repurchase Agreement, Credit Suisse Securities USA LLC, 12/31/2012, repurchase price $4,547,078, collateralized by U.S. Treasury securities held in a joint tri-party account (cost $4,547,030)	0.19%	01/02/13	4,547,030	4,547,030
Total Investments 99.44%				44,259,936
(cost $42,959,324)
Other assets and liabilities, net 0.56%				249,374
Net Assets 100%				$44,509,310

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

Tax Free Fund

Municipal Bonds 94.59%	Coupon Rate		Maturity Date	Principal Amount	Value
Alabama 5.98%
Alabama State Board of Education Revenue, Refunding	4.00%		07/01/29	$250,000	$257,573
Alabama State, GO Unlimited, Series A	4.63%		09/01/22	375,000	383,276
Bessemer, Alabama Water Revenue	4.00%		01/01/16	200,000	206,608
Mountain Brook City Board of Education Capital Outlay	4.00%		02/15/15	195,000	208,307
University of Alabama at Birmingham, Hospital Revenue, Series A	5.00%		09/01/15	300,000	328,494
					1,384,258
Arizona 2.22%
Scottsdale Arizona Municipal Property Corp., Excise Tax Revenue, Refunding	5.00%		07/01/26	180,000	231,982
University of Arizona Certificates of Participation, Series C	5.00%		06/01/22	260,000	281,892
					513,874
California 11.38%
Anaheim, California City School District, Capital Appreciation, Election 2002, GO Unlimited (ZCB)	4.60	%(1)	08/01/28	580,000	279,183
California State, GO Unlimited	5.00%		03/01/32	300,000	325,869
California State, GO Unlimited	4.75%		03/01/34	205,000	218,659
Chaffey Community College District, Series C, GO Unlimited	5.00%		06/01/32	300,000	342,558
Imperial Community College District, GO Unlimited	5.00%		08/01/29	500,000	536,650
Lindsay Unified School District, Election 2002, Series C, GO Unlimited (ZCB)	5.25	%(1)	08/01/35	420,000	139,268
Los Angeles Unified School District, Election 2004, Series H, GO Unlimited	5.00%		07/01/32	200,000	223,826
Santee School District, Series D, GO Unlimited (ZCB)	5.47	%(1)	08/01/43	745,000	144,359
Santa Clara Valley Transportation Authority, Refunding, Series A	5.00%		04/01/27	370,000	423,672
					2,634,044
Colorado 3.22%
Colorado Health Facilities Authority Revenue	5.00%		09/01/16	150,000	154,167
Platte River, Colorado, Power Authority Power Revenue, Series II	5.00%		06/01/30	495,000	590,837
					745,004

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Connecticut 2.45%
Connecticut State, Health & Educational Facility Authority, Sacred Heart University Revenue, Refunding, Series H	5.00%	07/01/27	$500,000	$567,475
Delaware 2.05%
Delaware State Health Facilities Authority, Bayhealth Medical Center Projects, Revenue, Series A	5.00%	07/01/39	445,000	473,622
District of Columbia 2.70%
District of Columbia Income Tax Revenue, Series A	5.25%	12/01/27	300,000	365,205
District of Columbia Water & Sewer Authority Public Utility Revenue, Subordinate Lien	5.00%	10/01/28	250,000	258,812
				624,017
Florida 3.21%
Florida Board of Education, GO Unlimited, Refunding, Series C	4.50%	06/01/28	300,000	322,614
Florida State Board of Education Lottery Revenue, Series B	5.00%	07/01/26	100,000	114,484
Seven Oaks, Florida, Community Development District, Special Assessment Revenue, Refunding, Series A1	5.50%	05/01/33	285,000	304,922
				742,020
Georgia 3.56%
Atlanta & Fulton County, Georgia Recreation Authority, Park Implementation Revenue, Series A	4.75%	12/01/35	300,000	322,575
Atlanta Development Authority Revenue	5.25%	07/01/22	500,000	501,690
				824,265
Guam 1.09%
Guam Education Financing Foundation Certificate of Participation, Series A	4.25%	10/01/18	250,000	252,745
Illinois 9.10%
Chicago Board of Education, GO Unlimited	5.25%	12/01/19	300,000	360,255
Chicago, Illinois Water Revenue, Refunding	5.75%	11/01/30	225,000	294,892
City Colleges of Chicago, GO Unlimited	5.00%	01/01/17	115,000	130,347
Du Page County, Refunding, GO Unlimited	5.60%	01/01/21	490,000	575,284
Illinois Finance Authority, Refunding, Series A	5.00%	10/01/14	150,000	161,035
See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate	Maturity Date	Principal Amount	Value
Illinois (cont'd)
Illinois Regional Transportation Authority Revenue	6.50%	07/01/26	$250,000	$343,805
Illinois Regional Transportation Authority Revenue, Series A	7.20%	11/01/20	205,000	239,553
				2,105,171
Indiana 1.46%
Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series 2007 L	5.25%	01/01/33	305,000	337,190
Kansas 1.18%
Kansas State Development Finance Authority Revenue	4.00%	10/01/15	250,000	272,720
Kentucky 2.01%
Bowling Green, Kentucky, GO Unlimited, Series B	4.00%	09/01/16	215,000	239,095
Kentucky Municipal Power Agency, Power System Revenue, Prairie State Project, Series A	5.25%	09/01/22	200,000	226,768
				465,863
Massachusetts 3.84%
Massachusetts Bay Transportation Authority, Massachusetts Sales Tax Revenue, Refunding, Series A-1	5.25%	07/01/30	285,000	372,692
Massachusetts Bay Transportation Authority, Massachusetts Sales Tax Revenue, Series A	5.00%	07/01/31	405,000	515,326
				888,018
Michigan 3.47%
Detroit, Michigan Local Development Financing Authority, Refunding, Series A	5.38%	05/01/18	215,000	213,658
Detroit, Michigan Water Supply System Revenue, Series B	5.00%	07/01/16	430,000	470,859
State of Michigan, Trunk Line Revenue, Refunding	4.50%	11/01/26	105,000	118,379
				802,896
Missouri 1.29%
Kansas City Water Revenue	4.00%	12/01/22	250,000	299,455
Nevada 1.09%
Nye County School District, GO Limited	4.00%	05/01/15	235,000	251,723

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate		Maturity Date	Principal Amount	Value
New Hampshire 2.03%
Manchester, New Hampshire School Facilities Revenue, Refunding	5.50%		06/01/26	$300,000	$403,209
New Hampshire Health & Education Facilities Authority Revenue	5.00%		07/01/14	65,000	65,668
					468,877
New Jersey 1.06%
Passaic Valley, New Jersey, Sewage Commissioners Revenue, Series G	5.75%		12/01/21	200,000	244,636
New York 1.93%
Metropolitan Transportation Authority, New York, Revenue, Series A	5.00%		11/15/41	400,000	446,016
North Carolina 1.30%
North Carolina State Medical Care Commission, Health Care Facilities Revenue, Refunding, Series A	4.00%		10/01/34	300,000	302,178
Ohio 4.29%
Cleveland, Ohio, Parking Facility Revenue, Prerefunding, Refunding	5.25%		09/15/22	130,000	170,280
Lorain County, Ohio, Community College District, Revenue	3.25%		12/01/17	300,000	325,491
South Euclid Special Assessment, GO Limited Tax	6.70%		12/01/14	50,000	52,446
Summit County, Ohio, Port Authority Revenue Development, Bioinnovation Institution	5.38%		12/01/30	390,000	444,167
					992,384
Puerto Rico 1.10%
Commonwealth of Puerto Rico, GO Unlimited	6.00%		07/01/13	250,000	254,163
Tennessee 1.07%
Memphis, Tennessee Sanitary Sewage System Revenue, Refunding	5.00%		05/01/20	200,000	248,696
Texas 15.65%
Addison, Texas, Certificates of Obligation, GO Unlimited	4.50%		02/15/28	140,000	156,498
Center, Texas, GO Limited (ZCB)	3.10	%(1)	02/15/20	150,000	129,649
Dallas, Texas Waterworks & Sewer Systems Revenue, Refunding	4.50%		10/01/19	225,000	260,586
Forney, Texas, GO Limited	5.00%		02/15/27	500,000	545,905

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

Tax Free Fund

Municipal Bonds (cont'd)	Coupon Rate		Maturity Date	Principal Amount	Value
Texas (cont'd)
Goose Creek, Texas Independent School District Schoolhouse, Series A	5.25%		02/15/18	$370,000	$435,512
Greenville, Texas Independent School District, GO Unlimited, Refunding	4.00%		08/15/17	120,000	132,745
Laredo Independent School District Public Facility Corp., Lease Revenue, Series F	5.50%		08/01/24	100,000	100,142
North Texas Tollway Authority Revenue, Series F	5.75%		01/01/38	250,000	276,885
Prosper, Texas Independent School District, Capital Appreciation, School Building, GO Unlimited (ZCB)	6.00	%(1)	08/15/33	1,000,000	365,110
San Marcos, Texas Tax & Toll Revenue, GO Limited	5.10%		08/15/27	400,000	462,792
Tarrant County, Texas Cultural Education Facilities Finance Corp., Health Resources Revenue, Refunding, Series A	5.00%		02/15/36	400,000	427,532
White Settlement, Texas Independent School District, GO Unlimited	4.13%		08/15/15	300,000	327,630
					3,620,986
Utah 3.64%
Utah State Building Ownership Authority, Lease Revenue, Refunding, Series C	5.50%		05/15/19	500,000	588,145
Utah Transit Authority, Sales Tax Revenue, Refunding, Series A	5.00%		06/15/35	200,000	253,806
					841,951
Washington 1.22%
Spokane County, Washington School District, No. 81, GO Unlimited	5.05%		06/01/22	255,000	282,999
Total Investments 94.59%					21,887,246
(cost $20,272,578)
Other assets and liabilities, net 5.41%					1,250,792
Net Assets 100%					$23,138,038

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

All American Equity Fund

Common Stocks 89.61%	Shares	Value
Aerospace/Defense 1.20%
Northrop Grumman Corp.	3,000	$202,740
Agricultural Chemicals 1.08%
Mosaic Co.	3,200	181,216
Beverages - Non-alcoholic 1.13%
Coca-Cola Enterprises, Inc.	6,000	190,380
Beverages - Wine/Spirits 1.20%
Constellation Brands, Inc., Class A	5,700	201,723	*
Building - Residential/Commercial 1.88%
D.R. Horton, Inc.	16,000	316,480
Cable/Satellite TV 1.01%
DIRECTV	3,400	170,544	*
Casino Hotels 2.57%
Las Vegas Sands Corp.	5,000	230,800
Wynn Resorts Ltd.	1,800	202,482
		433,282
Chemicals - Diversified 1.08%
LyondellBasell Industries N.V., Class A	3,200	182,688
Commercial Services 1.20%
Iron Mountain, Inc.	6,532	202,819
Commercial Services - Financial 4.37%
MasterCard, Inc., Class A	1,500	736,920
Computer Services 1.02%
International Business Machines Corp. (IBM)	900	172,395
Computers 6.80%
Apple, Inc.	1,800	959,454
Hewlett-Packard Co.	13,000	185,250
		1,144,704
Computers - Memory Devices 1.19%
Seagate Technology plc	6,600	201,168

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

All American Equity Fund

Common Stocks (cont'd)	Shares	Value
Consulting Services 1.91%
Gartner, Inc.	7,000	$322,140	*
Containers - Metal/Glass 1.09%
Ball Corp.	4,100	183,475
Dental Supplies & Equipment 1.02%
Patterson Companies, Inc.	5,000	171,150
Dialysis Centers 1.31%
DaVita Healthcare Partners, Inc.	2,000	221,060	*
E-Commerce/Products 1.82%
eBay, Inc.	6,000	306,120	*
Electric - Integrated 4.00%
Ameren Corp.	5,600	172,032
FirstEnergy Corp.	4,000	167,040
Integrys Energy Group, Inc.	3,100	161,882	*
Pepco Holdings, Inc.	8,800	172,568
		673,522
Electric Products - Miscellaneous 1.10%
Emerson Electric Co.	3,500	185,360
Finance - Consumer Loans 1.12%
SLM Corp.	11,000	188,430
Food - Retail 2.29%
Kroger Co.	6,500	169,130
Safeway, Inc.	12,000	217,080
		386,210
Gold Mining 1.18%
Randgold Resources Ltd., Sponsored ADR	2,000	198,500
Independent Power Producer 1.11%
NRG Energy, Inc.	8,100	186,219
Investment Management/Advisory Services 1.26%
Ameriprise Financial, Inc.	3,400	212,942
Machinery - General Industrial 2.60%
Wabtec Corp.	5,000	437,700

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

All American Equity Fund

Common Stocks (cont'd)	Shares	Value
Medical - Biomedical/Gene 4.73%
Alexion Pharmaceuticals, Inc.	2,000	$187,620	*
Amgen, Inc.	2,500	215,800
Celgene Corp.	5,000	393,600	*
		797,020
Medical - Generic Drugs 2.04%
Watson Pharmaceuticals, Inc.	4,000	344,000	*
Medical - HMO 2.98%
Aetna, Inc.	4,000	185,200
Coventry Health Care, Inc.	3,800	170,354
WellPoint, Inc.	2,400	146,208
		501,762
Medical Labs & Testing Services 1.04%
Quest Diagnostics, Inc.	3,000	174,810
Metal - Iron 1.37%
Cliffs Natural Resources, Inc.	6,000	231,360
Multi-line Insurance 2.08%
American International Group, Inc.	5,000	176,500	*
Assurant, Inc.	5,000	173,500
		350,000
Office Automation & Equipment 0.97%
Xerox Corp.	24,000	163,680
Oil - Field Services 1.02%
Hornbeck Offshore Services, Inc.	5,000	171,700	*
Oil & Gas Drilling 1.01%
Diamond Offshore Drilling, Inc.	2,500	169,900
Oil Companies - Integrated 2.92%
Chevron Corp.	1,600	173,024
ConocoPhillips	2,500	144,975
Exxon Mobil Corp.	2,000	173,100
		491,099
Oil Refining & Marketing 2.28%
Valero Energy Corp.	5,000	170,600
Marathon Petroleum Corp.	3,400	214,200
		384,800

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

All American Equity Fund

Common Stocks (cont'd)	Shares	Value
Pharmacy Services 0.96%
Express Scripts Holding Co.	3,000	$162,000	*
Printing - Commercial 0.91%
RR Donnelley & Sons Co.	17,000	153,000
Rental Auto/Equipment 1.35%
United Rentals, Inc.	5,000	227,600	*
Retail - Automobile 1.06%
AutoNation, Inc.	4,500	178,650	*
Retail - Consumer Electronics 0.50%
Best Buy Co., Inc.	7,100	84,135
Retail - Discount 1.01%
Big Lots, Inc.	6,000	170,760	*
Retail - Perfume & Cosmetics 1.17%
Ulta Salon Cosmetics & Fragrance, Inc.	2,000	196,520
Saving & Loan/Thrifts - Eastern US 0.98%
People's United Financial, Inc.	13,700	165,633
Semiconductor Components - Integrated Circuits 1.55%
Analog Devices, Inc.	2,000	84,120
Maxim Integrated Products, Inc.	6,000	176,400
		260,520
Telephone - Integrated 2.85%
CenturyLink, Inc.	4,000	156,480
Frontier Communications Corp.	30,000	128,400
Verizon Communications, Inc.	4,500	194,715
		479,595
Tobacco 1.18%
Lorillard, Inc.	1,700	198,339
Transportation - Rail 3.27%
Norfolk Southern Corp.	2,800	173,152
Union Pacific Corp.	3,000	377,160
		550,312

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

All American Equity Fund

Common Stocks (cont'd)	Shares	Value
Web Portals/Internet Service Providers 1.68%
Google, Inc., Class A	400	$283,748	*
Wireless Equipment 1.16%
Motorola Solutions, Inc.	3,500	194,880
Total Common Stocks		15,095,710
(cost $14,361,612)
Real Estate Investment Trust (REIT) 1.38%
American Tower Corp., Class A	3,000	231,810
(cost $159,047)
Exchange-Traded Funds (ETF) 2.79%
SPDR S&P Bank ETF	8,000	190,640
SPDR S&P Regional Banking ETF	10,000	279,700
Total Exchange-Traded Funds		470,340
(cost $456,117)
Total Securities		15,797,860
(cost $14,976,776)
Repurchase Agreement 5.70%	Principal Amount
Joint Tri-Party Repurchase Agreement, Credit Suisse Securities USA LLC, 12/31/2012, 0.19%, due 01/02/2013 repurchase price $960,307, collateralized by U.S. Treasury securities held in a joint tri-party account (cost $960,296)	$960,296	960,296
Total Investments 99.48%		16,758,156
(cost $15,937,072)
Other assets and liabilities, net 0.52%		87,912
Net Assets 100%		$16,846,068

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

Holmes Growth Fund

Common Stocks 84.91%	Shares	Value
Agricultural Chemicals 1.76%
CF Industries Holdings, Inc.	3,000	$609,480
Agricultural Operations 0.11%
Agriterra Ltd.	647,600	36,831	*
Apparel Manufacturers 1.77%
Michael Kors Holdings Ltd.	12,000	612,360	*
Building - Residential/Commercial 2.76%
D.R. Horton, Inc.	35,000	692,300
M/I Homes, Inc.	10,000	265,000	*
		957,300
Casino Hotels 1.46%
Las Vegas Sands Corp.	11,000	507,760
Commercial Services - Financial 4.86%
Cardtronics, Inc.	15,000	356,100	*
MasterCard, Inc., Class A	2,700	1,326,456
		1,682,556
Computer Data Security 0.91%
Fortinet, Inc.	15,000	316,050	*
Computers 6.77%
Apple, Inc.	4,400	2,345,332
Consulting Services 1.86%
Gartner, Inc.	14,000	644,280	*
Data Processing/Management 2.82%
CommVault Systems, Inc.	14,000	975,940	*
Dialysis Centers 2.23%
DaVita Healthcare Partners, Inc.	7,000	773,710	*
E-Commerce/Products 2.50%
eBay, Inc.	17,000	867,340	*
Electronic Components - Semiconductors 1.55%
Peregrine Semiconductor Corp.	35,000	535,850	*

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

Holmes Growth Fund

Common Stocks (cont'd)	Shares	Value
Finance - Commercial 1.53%
IOU Financial, Inc.	38,000	$13,111	*+
IOU Financial, Inc., 144A	1,500,000	517,554	*+
		530,665
Food - Flour & Grain 0.80%
Amira Nature Foods Ltd.	35,000	278,250	*
Gold Mining 0.72%
Randgold Resources Ltd., Sponsored ADR	2,500	248,125
Internet Content - Information/Network 2.32%
LinkedIn Corp., Class A	7,000	803,740	*
Internet Financial Services 0.00%
Direct Markets Holdings Corp.	10,000	70	*
Internet Security 0.60%
Qihoo 360 Technology Co., Ltd., Sponsored ADR	7,000	207,830	*
Investment Management/Advisory Services 1.89%
Altisource Asset Management Corp.	350	28,700	*
Altisource Portfolio Solutions S.A.	7,000	606,585	*
Altisource Residential Corp., Class B	1,166	18,470	*
		653,755
Machinery - General Industrial 6.31%
Chart Industries, Inc.	6,000	400,020	*
DXP Enterprises, Inc.	15,000	736,050	*
Wabtec Corp.	12,000	1,050,480
		2,186,550
Medical - Biomedical/Gene 4.67%
Alexion Pharmaceuticals, Inc.	8,000	750,480	*
Celgene Corp.	11,000	865,920	*
		1,616,400
Medical - Generic Drugs 4.88%
Mylan, Inc.	12,000	329,760	*
Perrigo Co.	4,000	416,120
Watson Pharmaceuticals, Inc.	11,000	946,000	*
		1,691,880

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

Holmes Growth Fund

Common Stocks (cont'd)	Shares	Value
Medical - Hospitals 1.75%
African Medical Investments plc	1,000,000	$4,063	*
HCA Holdings, Inc.	20,000	603,400	*
		607,463
Medical Products 1.52%
Cyberonics, Inc.	10,000	525,300	*
Metal - Iron 0.29%
Andean Pacific Iron Corp., 144A (RS)	100,000	100,000	*@
Oil - Field Services 2.77%
Core Laboratories N.V.	5,000	546,550
Hornbeck Offshore Services, Inc.	12,000	412,080	*
		958,630
Oil Companies - Exploration & Production 2.65%
Gulfport Energy Corp.	24,000	917,280	*
Oil Refining & Marketing 0.98%
Valero Energy Corp.	10,000	341,200
Pharmacy Services 1.25%
Express Scripts Holding Co.	8,000	432,000	*
Quarrying 1.10%
Pacific Stone Tech, Inc. (RS)	1,757	379,951	*@
Real Estate Operating/Development 0.29%
Pacific Infrastructure, Inc. (RS)	100,000	100,000	*@
Recreational Vehicles 2.43%
Polaris Industries, Inc.	10,000	841,500
Rental Auto/Equipment 4.32%
Avis Budget Group, Inc.	25,000	495,500	*
United Rentals, Inc.	22,000	1,001,440	*
		1,496,940
Retail - Perfume & Cosmetics 1.98%
Ulta Salon Cosmetics & Fragrance, Inc.	7,000	687,820
Retail - Restaurants 1.29%
Chuy's Holdings, Inc.	20,000	446,800	*

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

Holmes Growth Fund

Common Stocks (cont'd)	Shares	Value
Semiconductor Components - Integrated Circuits 3.05%
Analog Devices, Inc.	5,000	$210,300
Cirrus Logic, Inc.	15,000	434,550	*
Maxim Integrated Products, Inc.	14,000	411,600
		1,056,450
Transportation - Rail 2.18%
Union Pacific Corp.	6,000	754,320
Transportation - Truck 1.98%
Old Dominion Freight Line, Inc.	20,000	685,600	*
Total Common Stocks		29,413,308
(cost $27,488,316)
Exchange-Traded Funds (ETF) 2.65%
SPDR S&P Bank ETF	15,000	357,450
SPDR S&P Regional Banking ETF	20,000	559,400
Total Exchange-Traded Funds		916,850
(cost $891,764)
Warrants 0.00%
Gold Mining 0.00%
Gran Colombia Gold Corp., 144A, Warrants (October 2017) (RS)	92,500	0	*@
Medical - Hospitals 0.00%
African Medical Investments plc, Warrants (June 2014)	500,000	0	*@
Total Warrants		0
(cost $0)
Convertible Debenture 0.29%	Principal Amount
Metal - Iron 0.29%
Andean Pacific Iron Corp., 1.00%, maturity 06/07/13 (RS)	$100,000	100,000	@
(cost $100,000)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

Holmes Growth Fund

Gold-Linked Note 1.07%	Principal Amount	Value
Gold Mining 1.07%
Gran Colombia Gold Corp., 144A, 10.00%, maturity 10/31/17 (RS)	$370,000	$370,000	@
(cost $370,000)
Silver-Linked Note 0.82%
Gold Mining 0.82%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18	316,000	282,820
(cost $253,275)
Corporate Notes 1.15%
Electric - Generation 0.43%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	150,000	150,000	@
Transportation - Air Freight 0.72%
Aeroservicios Especializados, S.A. de C.V., 22.00%, maturity 02/28/13 (RS)	250,000	250,000	@
Total Corporate Notes		400,000
(cost $400,000)
Total Securities		31,482,978
(cost $29,503,355)
Repurchase Agreement 9.50%
Joint Tri-Party Repurchase Agreement, Credit Suisse Securities USA LLC, 12/31/2012, 0.19%, due 01/02/2013, repurchase price $3,289,293, collateralized by U.S. Treasury Securities held in a joint tri-party account (cost $3,289,258)	3,289,258	3,289,258
Total Investments 100.39%		34,772,236
(cost $32,792,613)
Other assets and liabilities, net (0.39)%		(132,858)
Net Assets 100%		$34,639,378

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

MegaTrends Fund

Common Stocks 99.50%	Shares	Value
Agricultural Chemicals 1.99%
Monsanto Co.	2,200	$208,230
Agricultural Operations 0.34%
Agriterra Ltd.	627,600	35,694	*
Apparel Manufacturers 2.56%
VF Corp.	1,775	267,972
Automotive - Cars & Light Trucks 2.68%
Toyota Motor Corp., Sponsored ADR	3,000	279,750
Broadcast Service/Program 2.43%
Discovery Communications, Inc., Class A	4,000	253,920	*
Building - Residential/Commercial 7.07%
D.R. Horton, Inc.	12,800	253,184
Lennar Corp., Class A	6,000	232,020
PulteGroup, Inc.	14,000	254,240	*
		739,444
Chemicals - Diversified 3.43%
FMC Corp.	3,500	204,820
LyondellBasell Industries N.V., Class A	2,700	154,143
		358,963
Chemicals - Specialty 3.97%
Ecolab, Inc.	2,900	208,510
International Flavors & Fragrances, Inc.	3,100	206,274
		414,784
Coal 0.48%
Pacific Coal Resources Ltd.	278,811	50,557	*
Commercial Banks - Non US 2.29%
ICICI Bank Ltd., Sponsored ADR	5,500	239,855
Commercial Banks - Southern US 2.20%
Synovus Financial Corp.	94,000	230,300
Containers - Metal/Glass 1.97%
Ball Corp.	4,600	205,850

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

MegaTrends Fund

Common Stocks (cont'd)	Shares	Value
Diversified Banking Institutions 5.03%
Bank of America Corp.	23,000	$266,800
Royal Bank of Scotland Group plc, Sponsored ADR	24,000	258,960	*
		525,760
Diversified Minerals 2.03%
BHP Billiton Ltd., Sponsored ADR	2,700	211,788
Electric - Generation 1.00%
Pacific Power Generation Corp. (RS)	349,057	104,717	*@
Energy - Alternate Sources 0.96%
Pacific Green Energy Corp. (RS)	100,000	100,000	*@
Finance - Credit Card 2.03%
Discover Financial Services	5,500	212,025
Gold Mining 0.25%
Gran Colombia Gold Corp.	71,200	25,822	*
Hotels & Motels 4.84%
InterContinental Hotels Group plc, Sponsored ADR	9,200	255,944
Wyndham Worldwide Corp.	4,700	250,087
		506,031
Industrial Gases 2.01%
Airgas, Inc.	2,300	209,967
Insurance Brokers 2.13%
Aon plc	4,000	222,400
Life/Health Insurance 2.13%
Prudential plc, Sponsored ADR	7,820	223,261
Medical - Drugs 2.39%
Merck & Co., Inc.	6,100	249,734
Medical - Wholesale Drug Distribution 2.60%
McKesson Corp.	2,800	271,488
Metal - Diversified 2.00%
Rio Tinto plc, Sponsored ADR	3,600	209,124

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

MegaTrends Fund

Common Stocks (cont'd)	Shares	Value
Metal - Iron 0.96%
Andean Pacific Iron Corp., 144A (RS)	100,000	$100,000	*@
Multi-line Insurance 4.33%
ACE Ltd.	2,850	227,430
The Allstate Corp.	5,600	224,952
		452,382
Multimedia 2.44%
News Corp., Class A	10,000	255,400
Oil Companies - Integrated 1.27%
Phillips 66	2,500	132,750
Oil Refining & Marketing 1.26%
Tesoro Corp.	3,000	132,150
Paper & Related Products 3.96%
International Paper Co.	5,200	207,168
MeadWestvaco Corp.	6,500	207,155
		414,323
Quarrying 4.97%
Pacific Stone Tech, Inc. (RS)	2,405	520,081	*@
Real Estate Operating/Development 3.12%
Pacific Infrastructure, Inc. (RS)	326,533	326,533	*@
Rental Auto/Equipment 1.30%
United Rentals, Inc.	3,000	136,560	*
Retail - Major Department Store 2.23%
TJX Companies, Inc.	5,500	233,475
Retail - Restaurants 1.07%
Chuy's Holdings, Inc.	5,000	111,700	*
Savings & Loan/Thrifts - Eastern US 2.19%
Hudson City Bancorp, Inc.	28,200	229,266
Semiconductor Components - Integrated Circuits 1.12%
Maxim Integrated Products, Inc.	4,000	117,600

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments   December 31, 2012

MegaTrends Fund

Common Stocks (cont'd)	Shares	Value
Steel - Producers 3.97%
Nucor Corp.	4,800	$207,264
United States Steel Corp.	8,700	207,669
		414,933
Super-Regional Banks - US 4.50%
Capital One Financial Corp.	4,000	231,720
Wells Fargo & Co.	7,000	239,260
		470,980
Total Common Stocks		10,405,569
(cost $10,221,659)
Convertible Debenture 0.96%	Principal Amount
Metal - Iron 0.96%
Andean Pacific Iron Corp., 1.00%, maturity 06/07/13 (RS)	$100,000	100,000	@
(cost $100,000)
Silver-Linked Note 0.93%
Gold Mining 0.93%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18	109,000	97,555
(cost $87,884)
Corporate Note 0.96%
Electric - Generation 0.96%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	100,000	100,000	@
(cost $100,000)
Total Investments 102.35%		10,703,124
(cost $10,509,543)
Other assets and liabilities, net (2.35)%		(246,197)
Net Assets 100%		$10,456,927

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Global Resources Fund

Common Stocks 81.33%	Shares	Value
Agricultural Chemicals 4.87%
CF Industries Holdings, Inc.	30,500	$6,196,380
Monsanto Co.	110,500	10,458,825
Potash Corporation of Saskatchewan, Inc.	226,100	9,200,009
Spur Ventures, Inc.	274,867	99,685	*
		25,954,899
Agricultural Operations 2.57%
Agriterra Ltd.	67,888,600	3,861,045	*+
Bunge Ltd.	135,000	9,813,150
		13,674,195
Building Products - Cement/Aggregates 2.16%
Martin Marietta Materials, Inc.	121,900	11,492,732
Chemicals - Diversified 4.88%
LyondellBasell Industries N.V., Class A	100,000	5,709,000
Sociedad Quimica y Minera de Chile S.A., Sponsored ADR	255,000	14,698,200
Westlake Chemical Corp.	70,000	5,551,000
		25,958,200
Coal 3.77%
Consol Energy, Inc.	355,000	11,395,500
Pacific Coal Resources Ltd.	23,039,115	4,177,747	*+
Sable Mining Africa Ltd.	31,789,371	4,326,202	*
Walter Energy, Inc., 144A	4,293	153,746	*
		20,053,195
Diamonds/Precious Stones 0.02%
Diamond Fields International Ltd.	1,800,000	81,600	*
Rockwell Diamonds, Inc., 144A	63,333	12,122	*
		93,722
Diversified Minerals 4.05%
African Potash Ltd.	15,825,000	771,445	*+
BHP Billiton Ltd., Sponsored ADR	138,000	10,824,720
Calibre Mining Corp.	600,000	108,800	*
Canada Zinc Metals Corp.	1,000,000	339,999	*
Lithium Americas Corp.	476,667	422,573	*
Lundin Mining Corp.	1,025,000	5,286,858	*
Sirocco Mining, Inc.	1,035,000	761,144	*
Woulfe Mining Corp.	10,015,100	3,026,777	*
		21,542,316

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Global Resources Fund

Common Stocks (cont'd)	Shares	Value
Electric - Generation 0.27%
Pacific Power Generation Corp. (RS)	4,868,396	$1,460,519	*+@
Energy - Alternate Sources 0.45%
Pacific Green Energy Corp. (RS)	2,400,000	2,400,000	*+@
Finance - Investment Banker/Broker 0.08%
Aberdeen International, Inc.	1,274,750	417,361	*
Food - Flour & Grain 0.68%
Amira Nature Foods Ltd.	455,000	3,617,250	*
Food - Meat Products 5.32%
BRF-Brasil Foods S.A., Sponsored ADR	330,000	6,966,300
Smithfield Foods, Inc.	500,000	10,785,000	*
Tyson Foods, Inc., Class A	546,000	10,592,400
		28,343,700
Forestry 1.94%
Prima Colombia Hardwood, Inc.	15,265,832	76,894	*
West Fraser Timber Co., Ltd.	145,000	10,232,459
		10,309,353
Gold Mining 7.28%
Besra Gold, Inc.	295,000	62,409	*
Centerra Gold, Inc.	675,000	6,330,781
Chesapeake Gold Corp.	100,875	909,516	*
Chesapeake Gold Corp., 144A	52,400	472,453	*
Continental Gold Ltd.	164,200	1,463,930	*
Corona Minerals Ltd.	50,000	1,300	*@
Gran Colombia Gold Corp.	18,214,353	6,605,719	*
Kinross Gold Corp., 144A	1	10
NGEx Resources, Inc.	1,175,900	4,027,663	*
Planet Mining Exploration, Inc.	84,800	8,970	*
Randgold Resources Ltd., Sponsored ADR	100,000	9,925,000
Rusoro Mining Ltd.	3,119,433	141,414	*
Sunridge Gold Corp.	5,000,000	1,082,960	*
Yamana Gold, Inc.	450,000	7,744,500
		38,776,625
Medical - Hospitals 0.00%
African Medical Investments plc	2,507,500	10,186	*

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Global Resources Fund

Common Stocks (cont'd)	Shares	Value
Metal - Copper 4.75%
Catalyst Copper Corp.	1,800,000	$99,733	*
Catalyst Copper Corp., 144A	5,000,000	277,036	*
First Quantum Minerals Ltd.	455,000	10,042,865
Inmet Mining Corp.	55,000	4,100,690	*
Los Andes Copper Ltd.	754,000	151,917	*
Southern Copper Corp.	280,000	10,600,800
Verona Development Corp.	708,800	0	*@
		25,273,041
Metal - Diversified 0.31%
Bell Copper Corp.	2,500,000	12,592	*
Concordia Resource Corp.	1,000,000	241,777	*
GoviEx Uranium, Inc. (RS)	750,000	1,374,150	*@
Orsu Metals Corp., 144A	147,605	14,870	*
		1,643,389
Metal - Iron 0.51%
Andean Pacific Iron Corp., 144A (RS)	2,600,000	2,600,000	*@
West African Iron Ore Corp., 144A	2,925,000	132,600	*
		2,732,600
Mining Services 0.32%
Bounty Mining Ltd.	22,000,000	285,890	*@
Natasa Mining Ltd.	1,036,350	1,422,994	*
		1,708,884
Natural Resource Technology 0.01%
I-Pulse, Inc. (RS)	15,971	50,947	*@
Non - Ferrous Metals 0.28%
Anfield Nickel Corp., 144A	390,000	1,453,685	*
Sterling Group Ventures, Inc., 144A	500,000	26,250	*
		1,479,935
Oil - Field Services 6.64%
Hornbeck Offshore Services, Inc.	240,000	8,241,600	*
Oil States International, Inc.	155,000	11,088,700	*
Pioneer Energy Services Corp.	900,000	6,534,000	*
Weatherford International Ltd.	850,000	9,511,500	*
		35,375,800

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Global Resources Fund

Common Stocks (cont'd)	Shares	Value
Oil Companies - Exploration & Production 9.36%
Africa Oil Corp.	401,000	$2,823,744	*
BNK Petroleum, Inc.	931,300	469,098	*
Concho Resources, Inc.	100,000	8,056,000	*
Gran Tierra Energy, Inc.	1,245,000	6,859,950	*
Horn Petroleum Corp., 144A	2,110,889	616,690	*
Ivanhoe Energy, Inc.	414,100	296,188	*
Newfield Exploration Co.	145,000	3,883,100	*
Pacific Rubiales Energy Corp.	9,288	216,235
Petroamerica Oil Corp.	7,081,000	2,496,701	*
Petromanas Energy, Inc.	5,544,000	977,384	*
Petrominerales Ltd.	100,000	866,368	*
Pioneer Natural Resources Co.	106,600	11,362,494
Range Energy Resources, Inc.	100,000	1,763	*+
Range Energy Resources, Inc., 144A	15,000,000	264,444	*+
Royalite Petroleum Co., Inc.	2,266,333	906	*
ShaMaran Petroleum Corp.	6,100,000	2,396,615	*
Southwestern Energy Co.	210,000	7,016,100	*
U.S. Oil Sands, Inc., 144A	7,777,777	1,214,482	*
		49,818,262
Oil Companies - Integrated 1.49%
Phillips 66	150,000	7,965,000
Oil Field Machinery & Equipment 2.05%
National-Oilwell Varco, Inc.	160,000	10,936,000
Oil Refining & Marketing 4.37%
HollyFrontier Corp.	175,000	8,146,250
Marathon Petroleum Corp.	125,000	7,875,000
Valero Energy Corp.	200,000	6,824,000
Value Creation, Inc. (RS)	336,880	426,390	*@
		23,271,640
Paper & Related Products 2.02%
International Paper Co.	270,000	10,756,800
Pipelines 4.06%
Kinder Morgan, Inc.	328,600	11,609,438
The Williams Companies, Inc.	306,000	10,018,440
		21,627,878
Platinum 0.00%
Osmium Holdings S.A. (RS)	104	0	*@

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Global Resources Fund

Common Stocks (cont'd)	Shares	Value
Precious Metals 1.17%
Fortress Minerals Corp.	170,200	$728,706	*
Tahoe Resources, Inc.	300,000	5,496,000	*
		6,224,706
Quarrying 1.62%
Compass Minerals International, Inc.	50,000	3,735,500
Pacific Stone Tech, Inc. (RS)	22,659	4,900,009	*+@
		8,635,509
Real Estate Operating/Development 1.61%
Mongolia Growth Group Ltd.	285,000	1,105,375	*
Pacific Infrastructure, Inc. (RS)	7,443,544	7,443,544	*@
		8,548,919
Silver Mining 0.93%
First Majestic Silver Corp.	245,000	4,946,550	*
Steel - Producers 1.49%
Reliance Steel & Aluminum Co.	128,000	7,948,800
Total Common Stocks		433,048,913
(cost $466,627,398)
Real Estate Investment Trusts (REIT) 3.97%
Plum Creek Timber Co., Inc.	245,000	10,870,650
Weyerhaeuser Co.	370,000	10,293,400
Total Real Estate Investment Trusts		21,164,050
(cost $15,484,327)
Exchange-Traded Fund (ETF) 0.94%
Sprott Physical Platinum & Palladium Trust	500,000	4,995,000	*
(cost $5,000,000)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Global Resources Fund

Warrants 1.30%	Shares	Value
Diversified Minerals 0.01%
Melior Resources, Inc., Warrants (June 2013)	3,803,000	$19,156	*
Niocan, Inc., 144A, Warrants (August 2014)	260,000	0	*@
		19,156
Gold Mining 1.09%
Dundee Precious Metals, Inc., Warrants (November 2015)	589,325	3,443,394	*
Gran Colombia Gold Corp., 144A, Warrants (October 2017) (RS)	2,153,750	0	*@
New Gold, Inc., 144A, Warrants (June 2017)	822,570	2,378,256	*
		5,821,650
Gold/Mineral Royalty Companies 0.09%
Franco-Nevada Corp., Warrants (June 2017)	50,380	449,164	*
Medical - Hospitals 0.00%
African Medical Investments plc, Warrants (June 2014)	1,162,500	0	*@
Metal - Copper 0.00%
Catalyst Copper Corp., 144A, Warrants (February 2017)	2,500,000	0	*@
Metal - Iron 0.01%
West African Iron Ore Corp., 144A, Warrants (March 2016)	2,925,000	58,933	*
Oil Companies - Exploration & Production 0.10%
Horn Petroleum Corp., 144A, Warrants (September 2013)	2,110,889	106,326	*
Petroamerica Oil Corp., 144A, Warrants (October 2014)	8,000,000	443,258	*
U.S. Oil Sands, Inc., 144A, Warrants (May 2014)	7,777,777	0	*@
		549,584
Total Warrants		6,898,487
(cost $1,347,757)
Master Limited Partnerships 3.98%	Units
Pipelines 3.98%
Enterprise Products Partners, L.P.	215,000	10,767,200
Western Gas Partners L.P.	219,000	10,430,970
Total Master Limited Partnerships		21,198,170
(cost $19,798,240)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Global Resources Fund

Convertible Debentures 0.17%	Principal Amount		Value
Diversified Minerals 0.03%
Niocan, Inc., 144A, 12.00%, maturity 02/28/13	CAD	500,000	$147,635	@
Mining Services 0.14%
Great Western Minerals Group Ltd., 8.00%, maturity 04/06/17		$1,000,000	742,000
Total Convertible Debentures			889,635
(cost $1,510,621)
Gold-Linked Note 1.62%
Gold Mining 1.62%
Gran Colombia Gold Corp., 144A, 10.00%, maturity 10/31/17 (RS)		8,615,000	8,615,000	@
(cost $8,615,000)
Silver-Linked Note 1.13%
Gold Mining 1.13%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18		6,711,000	6,006,345
(cost $5,791,599)
Corporate Notes 0.65%
Electric - Generation 0.56%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)		3,000,000	3,000,000	@
Transportation - Air Freight 0.09%
Aeroservicios Especializados, S.A. de C.V., 22.00%, maturity 02/28/13 (RS)		500,000	500,000	@
Total Corporate Notes			3,500,000
(cost $3,500,000)
Total Securities			506,315,600
(cost $527,674,942)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Global Resources Fund

Repurchase Agreement 2.14%	Principal Amount	Value
Joint Tri-Party Repurchase Agreement, Credit Suisse Securities USA LLC, 12/31/2012, 0.19%, due 01/02/2013, repurchase price $11,390,774, collateralized by U.S. Treasury securities held in a joint tri-party account (cost $11,390,654)	$11,390,654	$11,390,654
Total Investments 97.23%		517,706,254
(cost $539,065,596)
Other assets and liabilities, net 2.77%		14,741,168
Net Assets 100%		$532,447,422

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

World Precious Minerals Fund

Common Stocks 81.74%	Shares	Value
Agricultural Operations 0.68%
Agriterra Ltd.	38,476,200	$2,188,267	*
Coal 1.03%
Pacific Coal Resources Ltd.	4,544,822	824,125	*
Sable Mining Africa Ltd.	18,251,500	2,483,839	*
		3,307,964
Diamonds/Precious Stones 0.83%
Diamonds North Resources Ltd., 144A	1,046,800	15,818	*
Gold Standard Ventures Corp.	880,000	1,161,600	*
Lucara Diamond Corp.	1,275,000	847,731	*
Northern Superior Resources, Inc., Class A	1,510,900	152,209	*
Olivut Resources Ltd.	645,000	448,345	*
Rockwell Diamonds, Inc., 144A	171,667	32,858	*
		2,658,561
Diversified Minerals 2.62%
African Potash Ltd.	3,000,000	146,246	*
Aldridge Minerals, Inc.	2,034,500	1,250,234	*
Amarc Resources Ltd.	695,545	98,097	*
Calibre Mining Corp.	3,600,000	652,798	*
Elissa Resources Ltd., 144A	36,250	1,461	*
Global Minerals Ltd.	450,000	181,333	*
Golden Alliance Resources Corp.	235,000	5,919	*
Indochine Mining Ltd.	7,785,500	971,257	*
Moss Lake Gold Mines Ltd.	3,345,000	438,070	*+
North American Tungsten Corp.	950,000	143,555	*
Rochester Resources Ltd.	7,000,000	317,332	*+
Rubicon Minerals Corp.	750,000	1,926,661	*
Sirocco Mining, Inc.	2,750,000	2,022,364	*
Wallbridge Mining Co., Ltd.	1,541,000	217,337	*
		8,372,664
Finance - Investment Banker/Broker 0.25%
Aberdeen International, Inc.	2,396,000	784,466	*
Gold Mining 55.34%
Agnico-Eagle Mines Ltd.	350,000	18,361,000
Alamos Gold, Inc.	450,000	7,910,643
Almaden Minerals Ltd.	580,000	1,858,057	*
Atna Resources Ltd.	3,345,500	3,673,596	*
B2Gold Corp.	600,000	2,151,816	*
Barrick Gold Corp.	50,000	1,750,500
Belo Sun Mining Corp.	1,000,000	1,631,995	*

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

World Precious Minerals Fund

Common Stocks (cont'd)	Shares	Value
Gold Mining (cont'd)
Besra Gold, Inc.	605,390	$128,073	*
Brazilian Gold Corp.	500,000	100,740	*
Canyon Resources Ltd.	826,316	158,922	*
Caza Gold Corp.	1,200,000	96,711	*
CB Gold, Inc.	1,115,000	954,767	*
Centerra Gold, Inc.	390,000	3,657,785
Chalice Gold Mines Ltd.	3,900,000	770,343	*
Chesapeake Gold Corp.	405,000	3,651,589	*
Chesapeake Gold Corp., 144A	192,199	1,732,918	*
Choice Gold Corp.	975,000	12,278	*
Choice Gold Corp., 144A	870,000	10,955	*
Claude Resources, Inc.	810,500	449,076	*
Colossus Minerals, Inc.	525,000	2,438,170	*
Comstock Mining, Inc.	1,025,000	2,337,000	*
Continental Gold Ltd.	640,000	5,705,939	*
Corona Minerals Ltd.	812,500	21,117	*@
Coventry Resources Ltd.	7,000,000	800,492	*
Doray Minerals Ltd.	1,200,000	954,353	*
Dundee Precious Metals, Inc.	873,000	7,449,061	*
Eastmain Resources, Inc.	839,000	633,909	*
Eldorado Gold Corp.	330,000	4,250,400
Entree Gold, Inc.	1,500,000	679,998	*
Golden Arrow Resources Corp.	2,155,000	607,868	*+
Golden Predator Corp.	2,985,700	1,037,693	*
Golden Star Resources Ltd.	550,000	1,012,000	*
Gran Colombia Gold Corp.	25,385,838	9,206,570	*+
Guyana Goldfields, Inc.	300,000	945,953	*
Harmony Gold Mining Co., Ltd., Sponsored ADR	600,000	5,376,000
Kilo Goldmines Ltd.	2,510,000	303,430	*
Kimber Resources, Inc.	1,500,000	570,000	*
Kinross Gold Corp.	115,000	1,117,800
Klondex Mines Ltd.	4,488,200	5,651,791	*+
Lexam VG Gold, Inc.	2,370,000	429,759	*
Lexam VG Gold, Inc., 144A	2,406,501	436,378	*
Malbex Resources, Inc.	450,000	45,333	*
Malbex Resources, Inc., 144A	1,333,333	134,321	*
Mammoth Resources Corp.	702,700	67,251	*
Midway Gold Corp.	571,863	794,890	*
Mirasol Resources Ltd.	2,210,000	5,454,591	*+
NGEx Resources, Inc.	2,468,900	8,456,415	*
OceanaGold Corp.	600,000	1,722,662	*
Pacific Rim Mining Corp., 144A	133,500	10,759	*
Papillon Resources Ltd.	2,000,000	3,586,619	*
Petaquilla Minerals Ltd., 144A	2,660,000	1,232,660	*
Pilot Gold, Inc.	1,513,800	3,248,269	*
Planet Mining Exploration, Inc.	1,016,200	107,491	*

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

World Precious Minerals Fund

Common Stocks (cont'd)	Shares	Value
Gold Mining (cont'd)
PMI Gold Corp.	5,000,000	$4,029,618	*
Polyus Gold International Ltd.	373,500	1,242,666	*
Premier Gold Mines Ltd.	700,000	2,961,769	*
Pretium Resources, Inc.	225,000	2,971,591	*
Radius Gold, Inc.	2,040,000	441,848	*
Radius Gold, Inc., 144A	125,000	27,074	*
Redstar Gold Corp.	1,500,000	241,777	*
Renaissance Gold, Inc.	550,000	310,281	*
Reunion Gold Corp.	1,760,500	603,002	*
Revolution Resources Corp., 144A	570,000	60,293	*
Richmont Mines, Inc.	210,000	632,100	*
Rio Alto Mining Ltd.	751,000	3,850,894	*
Riverstone Resources, Inc.	1,200,000	737,420	*
Romarco Minerals, Inc.	1,000,000	775,701	*
Rusoro Mining Ltd.	6,325,900	286,773	*
Rye Patch Gold Corp.	4,045,000	1,609,606	*
Rye Patch Gold Corp., 144A	1,800,000	716,264	*
Seafield Resources Ltd., 144A	1,300,000	170,251	*
SEMAFO, Inc.	150,000	516,798	*
Silver Lake Resources Ltd.	500,000	1,725,736	*
Solvista Gold Corp., 144A	2,620,000	1,636,428	*
St Barbara Ltd.	1,500,000	2,253,332	*
Sunridge Gold Corp.	3,300,227	714,803	*
Taurus Gold Ltd., 144A (RS)	2,367,876	1,775,907	*@
Timmins Gold Corp.	515,000	1,551,252	*
Tolima Gold, Inc.	60,000	9,369	*
Tolima Gold, Inc., 144A	4,100,000	640,205	*
Torex Gold Resources, Inc.	1,250,000	2,770,362	*
TriStar Gold, Inc.	1,392,000	532,877	*
Veris Gold Corp.	300,000	528,887	*
Virginia Mines, Inc.	828,400	8,412,101	*
West Kirkland Mining, Inc.	1,500,000	332,443	*
Yamana Gold, Inc.	350,000	6,023,500
		176,981,634
Gold/Mineral Royalty Companies 0.95%
Franco-Nevada Corp.	53,300	3,047,161
Investment Companies 0.00%
Invictus Financial, Inc.	49,800	5,017	*
Medical - Hospitals 0.01%
African Medical Investments plc	4,637,500	18,839	*

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

World Precious Minerals Fund

Common Stocks (cont'd)	Shares	Value
Metal - Copper 0.37%
Catalyst Copper Corp.	1,564,000	$86,657	*
Catalyst Copper Corp., 144A	2,000,000	110,814	*
Lumina Copper Corp.	30,000	284,995	*
Revett Minerals, Inc.	250,000	702,665	*
Verona Development Corp.	48,500	0	*@
		1,185,131
Metal - Diversified 5.53%
Balmoral Resources Ltd.	1,150,000	1,251,196	*
Bell Copper Corp.	2,000,000	10,074	*
Cerro Resources NL	16,658,000	2,255,170	*
Cerro Resources NL, 144A	2,600,000	366,695	*
Dalradian Resources, Inc.	1,690,000	2,604,846	*
First Point Minerals Corp.	2,400,000	1,402,307	*
Imperial Metals Corp.	255,000	3,108,346	*
Ivanplats Ltd., Class A	100,000	503,702	*
Mandalay Resources Corp.	2,500,000	2,896,288
Mariana Resources Ltd.	4,235,000	301,073	*
Novo Resources Corp.	1,080,000	815,998	*
Orsu Metals Corp.	289,800	29,194	*
Orsu Metals Corp., 144A	1,800,000	181,333	*
Ridge Resources Ltd.	1,866,308	388,043	*@
Robust Resources Ltd.	600,000	218,316	*
Silver Bull Resources, Inc.	1,054,400	453,392	*
Temex Resources Corp.	950,000	253,614	*
Tigray Resources, Inc.	275,000	55,407	*
Trevali Mining Corp.	550,000	592,857	*
		17,687,851
Mining Services 1.16%
Argent Minerals Ltd.	5,625,000	339,169	*
Energold Drilling Corp.	410,000	1,239,108	*
Geodrill Ltd.	330,000	359,039	*
Natasa Mining Ltd.	1,300,849	1,786,173	*
		3,723,489
Oil Companies - Exploration & Production 0.00%
Big Sky Energy Corp.	2,000,000	0	*@
Platinum 0.60%
Osmium Holdings S.A. (RS)	891	0	*@
Pacific North West Capital Corp., 144A	1,291,666	65,061	*
Platinum Group Metals Ltd.	2,265,000	1,848,235	*
		1,913,296

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

World Precious Minerals Fund

Common Stocks (cont'd)	Shares	Value
Precious Metals 5.14%
Candente Gold Corp.	765,000	$92,480	*+
Candente Gold Corp., 144A	4,875,000	589,331	*+
Coeur d'Alene Mines Corp.	241,700	5,945,820	*
Fortress Minerals Corp.	203,900	872,991	*
Fortress Minerals Corp., 144A	70,000	299,703	*
Pan African Resources plc	8,000,000	2,289,783	*
Polymetal International plc	65,100	1,242,965
Roxgold, Inc.	1,500,000	1,072,886	*
Sabina Gold & Silver Corp.	899,400	2,401,058	*
Solitario Exploration & Royalty Corp.	966,200	1,623,216	*
		16,430,233
Silver Mining 7.23%
First Majestic Silver Corp.	160,000	3,230,400	*
MAG Silver Corp.	760,000	7,786,430	*
Pan American Silver Corp.	50,000	936,500
SantaCruz Silver Mining Ltd.	184,700	405,628	*
Silver Wheaton Corp.	275,000	9,922,000
SilverCrest Mines, Inc.	325,000	831,612	*
		23,112,570
Total Common Stocks		261,417,143
(cost $349,889,409)
Exchange-Traded Funds (ETF) 1.96%
Market Vectors Gold Miners ETF	20	928	*
Market Vectors Junior Gold Miners ETF	35	693	*
SPDR Gold Trust	32,500	5,265,325	*
Sprott Physical Platinum & Palladium Trust	100,000	999,000	*
Total Exchange-Traded Funds		6,265,946
(cost $6,254,877)
Warrants 4.42%
Gold Mining 4.05%
Choice Gold Corp., 144A, Warrants (December 2013)	870,000	0	*@
Crystallex International Corp., 144A, Warrants (December 2049)	162,500	0	*@
Dundee Precious Metals, Inc., Warrants (November 2015)	1,217,075	7,111,303	*
Endeavour Mining Corp., Warrants (February 2014)	1,030,000	352,793	*
Gran Colombia Gold Corp., 144A, Warrants (October 2017) (RS)	1,461,250	0	*@
Kinross Gold Corp., Warrants (September 2013)	788,411	9,928	*
Kinross Gold Corp., Warrants (September 2014)	250,000	74,296	*

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

World Precious Minerals Fund

Warrants (cont'd)	Shares	Value
Gold Mining (cont'd)
New Gold, Inc., Warrants (June 2017)	1,028,600	$2,973,941	*
New Gold, Inc., 144A, Warrants (June 2017)	352,530	1,019,253	*
Petaquilla Minerals Ltd., 144A, Warrants (January 2014)	2,660,000	0	*@
Solvista Gold Corp., 144A, Warrants (April 2013)	1,310,000	0	*@
Tolima Gold, Inc., 144A, Warrants (December 2013)	2,050,000	0	*@
Torex Gold Resources, Inc., Warrants (October 2013)	4,686,500	1,321,936	*
Veris Gold Corp., Warrants (December 2016)	144,000	94,293	*
		12,957,743
Gold/Mineral Royalty Companies 0.37%
Franco-Nevada Corp., Warrants (July 2013)	60,000	23,271	*
Franco-Nevada Corp., 144A, Warrants (July 2013)	125,000	48,482	*
Franco-Nevada Corp., Warrants (June 2017)	125,000	1,114,441	*
		1,186,194
Medical - Hospitals 0.00%
African Medical Investments plc, Warrants (June 2014)	2,125,000	0	*@
Metal - Copper 0.00%
Catalyst Copper Corp., 144A, Warrants (February 2017)	1,000,000	0	*@
Metal - Diversified 0.00%
Rackla Metals, Inc., Warrants (June 2013)	673,333	3,391	*
Rackla Metals, Inc., 144A, Warrants (June 2013)	41,666	210	*
Ridge Resources Ltd., Warrants (June 2014)	2,799,462	0	*@
		3,601
Total Warrants		14,147,538
(cost $8,537,787)
Special Warrants 0.10%
Finance - Investment Banker/Broker 0.10%
Difference Capital Funding, Inc., 144A, Special Warrants (October 2014) (RS)	1,000,000	325,391	*@
Gold/Mineral Exploration & Development 0.00%
Western Exploration & Development Ltd., 144A, Special Warrants (December 2049) (RS)	600,000	0	*@
Total Special Warrants		325,391
(cost $650,333)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

World Precious Minerals Fund

Rights 0.03%	Shares	Value
Precious Metals 0.03%
Pan African Resources plc (January 2013)	2,040,000	$91,686	*
(cost $0)
Purchased Call Options 1.27%	Contracts
Exchange-Traded Funds 0.06%
Market Vectors Gold Miners ETF, Strike Price 48, Expiration Jan. 2013	1,965	100,215
Market Vectors Gold Miners ETF, Strike Price 52, Expiration Jan. 2013	3,977	15,908
Market Vectors Junior Gold Miners ETF, Strike Price 22.63, Expiration Jan. 2013	2,925	20,475
Market Vectors Junior Gold Miners ETF, Strike Price 25.63, Expiration Jan. 2013	8,921	44,605
		181,203
Gold Mining 1.11%
Agnico-Eagle Mines Ltd., Strike Price 47.50, Expiration Jan. 2013	2,355	1,283,475
Agnico-Eagle Mines Ltd., Strike Price 55, Expiration Jan. 2013	1,287	79,794
AngloGold Ashanti Ltd., Strike Price 35, Expiration Jan. 2013	1,037	7,778
AuRico Gold, Inc., Strike Price 8, Expiration Mar. 2013	2,998	242,838
Barrick Gold Corp., Strike Price 40, Expiration Jan. 2013	6,188	37,128
Barrick Gold Corp., Strike Price 50, Expiration Jan. 2013	3,789	7,578
Gold Fields Ltd., Strike Price 12.50, Expiration Jan. 2013	4,860	170,100
Gold Fields Ltd., Strike Price 20, Expiration Jan. 2013	78	39
Goldcorp, Inc., Strike Price 41, Expiration Jan. 2013	1,393	11,144
Goldcorp, Inc., Strike Price 45, Expiration Jan. 2013	1,000	4,000
Goldcorp, Inc., Strike Price 65, Expiration Jan. 2013	4,003	2,001
Goldcorp, Inc., Strike Price 65, Expiration Jan. 2014	1,460	63,510
Harmony Gold Mining Co., Ltd., Strike Price 9, Expiration Jan. 2013	6,130	183,900
IAMGOLD Corp., Strike Price 12.50, Expiration Jan. 2013	5,522	55,220
IAMGOLD Corp., Strike Price 15, Expiration Jan. 2013	233	582
IAMGOLD Corp., Strike Price 17.50, Expiration Jan. 2013	2,688	6,720
Kinross Gold Corp., Strike Price 10, Expiration Jan. 2013	5,342	117,524
Kinross Gold Corp., Strike Price 12, Expiration Jan. 2014	1,901	157,783
Newmont Mining Corp., Strike Price 52.50, Expiration Jan. 2013	5,753	57,530
Newmont Mining Corp., Strike Price 60, Expiration Jan. 2013	2,003	2,003
Randgold Resources Ltd., Strike Price 77.50, Expiration Jan. 2013	497	1,033,760
Randgold Resources Ltd., Strike Price 125, Expiration Jan. 2013	1,409	7,045
Yamana Gold, Inc., Strike Price 21, Expiration Jan. 2013	6,790	20,370
		3,551,822
Precious Metals 0.04%
Coeur d'Alene Mines Corp., Strike Price 26, Expiration Jan. 2013	2,901	130,545

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

World Precious Minerals Fund

Purchased Call Options (cont'd)	Contracts	Value
Silver Mining 0.06%
Golden Minerals Co., Strike Price 5, Expiration Jan. 2013	3,140	$31,400
Pan American Silver Corp., Strike Price 30, Expiration Jan. 2013	230	575
Silver Standard Resources, Inc., Strike Price 15, Expiration Jan. 2013	2,076	134,940
Silver Wheaton Corp., Strike Price 38, Expiration Jan. 2013	1,008	43,344
		210,259
Total Purchased Call Options		4,073,829
(cost $12,733,661)
Convertible Debenture 0.38%	Principal Amount
Metal - Iron 0.38%
Andean Pacific Iron Corp., 1.00%, maturity 06/07/13 (RS)	$1,200,000	1,200,000	@
(cost $1,200,000)
Gold-Linked Note 1.83%
Gold Mining 1.83%
Gran Colombia Gold Corp., 144A, 10.00%, maturity 10/31/17 (RS)	5,845,000	5,845,000	@
(cost $5,845,000)
Silver-Linked Note 2.39%
Gold Mining 2.39%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18	8,550,000	7,652,250
(cost $8,494,787)
Corporate Note 0.25%
Electric - Generation 0.25%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	800,000	800,000	@
(cost $800,000)
Total Securities		301,818,783
(cost $394,405,854)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

World Precious Minerals Fund

Repurchase Agreement 4.29%	Principal Amount	Value
Joint Tri-Party Repurchase Agreement, Credit Suisse Securities USA LLC, 12/31/2012, 0.19%, due 01/02/2013, repurchase price $13,712,683, collateralized by U.S. Treasury securities held in a joint tri-party account (cost $13,712,538)	$13,712,538	$13,712,538
Total Investments 98.66%		315,531,321
(cost $408,118,392)
Other assets and liabilities, net 1.34%		4,289,304
Net Assets 100%		$319,820,625

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Gold and Precious Metals Fund

Common Stocks 65.51%	Shares	Value
Commercial Banks - Non US 0.51%
Sprott Resource Lending Corp.	550,000	$853,272
Gold Mining 45.79%
Agnico-Eagle Mines Ltd.	150,000	7,869,000
Alacer Gold Corp.	234,500	1,228,429	*
Alamos Gold, Inc.	260,000	4,570,594
Atna Resources Ltd.	1,455,000	1,597,693	*
B2Gold Corp.	525,000	1,882,839	*
Barrick Gold Corp.	50,000	1,750,500
Centerra Gold, Inc.	420,000	3,939,153
Cia de Minas Buenaventura S.A., Sponsored ADR	40,000	1,438,000
Claude Resources, Inc.	549,500	304,463	*
Comstock Mining, Inc.	525,000	1,197,000	*
DRDGOLD Ltd., Sponsored ADR	110,000	886,600
Dundee Precious Metals, Inc.	434,500	3,707,465	*
Eldorado Gold Corp.	200,000	2,576,000
Goldcorp, Inc.	9,000	330,300
Golden Star Resources Ltd.	275,000	506,000	*
Gran Colombia Gold Corp.	9,779,658	3,546,745	*
Harmony Gold Mining Co., Ltd., Sponsored ADR	450,000	4,032,000
Kinross Gold Corp.	275,000	2,673,000
McEwen Mining, Inc.	300,000	1,149,000	*
Nevsun Resources Ltd.	375,000	1,605,000
New Gold, Inc.	200,000	2,206,000	*
Newcrest Mining Ltd.	30,000	691,750
Newcrest Mining Ltd., Sponsored ADR	25,000	590,250
OceanaGold Corp.	550,000	1,579,106	*
Orezone Gold Corp.	240,200	411,364	*
Polyus Gold International Ltd.	270,000	898,313	*
Richmont Mines, Inc.	50,000	150,500	*
Rio Alto Mining Ltd.	600,000	3,076,613	*
Royal Gold, Inc.	40,000	3,252,400
Sandstorm Gold Ltd.	410,000	4,832,519	*
SEMAFO, Inc.	100,000	344,532	*
Silver Lake Resources Ltd.	1,000,000	3,451,471	*
St Barbara Ltd.	500,000	751,111	*
Timmins Gold Corp.	225,000	677,731	*
Veris Gold Corp.	300,000	528,887	*
Yamana Gold, Inc.	350,000	6,023,500
		76,255,828
Gold/Mineral Royalty Companies 3.09%
Franco-Nevada Corp.	90,000	5,145,300
See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Gold and Precious Metals Fund

Common Stocks (cont'd)	Shares	Value
Medical - Hospitals 0.01%
African Medical Investments plc	2,000,000	$8,125	*
Metal - Diversified 1.75%
Imperial Metals Corp.	96,400	1,175,077	*
Mandalay Resources Corp.	1,500,000	1,737,772
		2,912,849
Mining Services 0.30%
Major Drilling Group International, Inc.	50,000	493,628	*
Oil Companies - Exploration & Production 2.08%
Anadarko Petroleum Corp.	10,000	743,100
Devon Energy Corp.	12,500	650,500
QEP Resources, Inc.	25,000	756,750
SM Energy Co.	25,000	1,305,250
		3,455,600
Precious Metals 3.03%
Coeur d'Alene Mines Corp.	107,271	2,638,867	*
Pan African Resources plc	4,000,000	1,144,891	*
Polymetal International plc	66,400	1,267,786
		5,051,544
Silver Mining 8.95%
First Majestic Silver Corp.	130,000	2,624,700	*
Pan American Silver Corp.	250,000	4,682,500
Silver Wheaton Corp.	200,000	7,216,000
SilverCrest Mines, Inc.	150,000	383,821	*
		14,907,021
Total Common Stocks		109,083,167
(cost $118,306,465)
Exchange-Traded Funds (ETF) 4.94%
ETFS Palladium Trust	3,000	207,660	*
ETFS Platinum Trust	10,000	1,513,600	*
Market Vectors Gold Miners ETF	20	928	*
Market Vectors Junior Gold Miners ETF	35	693	*
SPDR Gold Trust	27,500	4,455,275	*

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Gold and Precious Metals Fund

Exchange-Traded Funds (ETF) (cont'd)	Shares	Value
Sprott Physical Platinum & Palladium Trust	85,000	$849,150	*
Sprott Physical Silver Trust	100,000	1,204,000	*
Total Exchange-Traded Funds		8,231,306
(cost $8,480,177)
Warrants 5.77%
Gold Mining 5.37%
Crystallex International Corp., 144A, Warrants (December 2049)	62,500	0	*@
Dundee Precious Metals, Inc., Warrants (November 2015)	1,322,040	7,724,608	*
Endeavour Mining Corp., Warrants (February 2014)	382,500	131,013	*
Gran Colombia Gold Corp., 144A, Warrants (October 2017) (RS)	735,000	0	*@
Kinross Gold Corp., Warrants (September 2013)	662,394	8,341	*
Kinross Gold Corp., Warrants (September 2014)	130,000	38,634	*
New Gold, Inc., Warrants (June 2017)	321,000	928,091	*
Veris Gold Corp., Warrants (December 2016)	161,000	105,425	*
		8,936,112
Gold/Mineral Royalty Companies 0.40%
Franco-Nevada Corp., 144A, Warrants (July 2013)	125,000	48,482	*
Franco-Nevada Corp., Warrants (June 2017)	70,000	624,087	*
		672,569
Medical - Hospitals 0.00%
African Medical Investments plc, Warrants (June 2014)	912,500	0	*@
Total Warrants		9,608,681
(cost $5,328,900)
Rights 0.03%
Precious Metals 0.03%
Pan African Resources plc (January 2013)	1,020,000	45,843	*
(cost $0)
Purchased Call Options 1.14%	Contracts
Exchange-Traded Funds 0.09%
Market Vectors Gold Miners ETF, Strike Price 48, Expiration Jan. 2013	1,965	100,215
Market Vectors Gold Miners ETF, Strike Price 52, Expiration Jan. 2013	1,988	7,952

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Gold and Precious Metals Fund

Purchased Call Options (cont'd)	Contracts	Value
Exchange-Traded Funds (cont'd)
Market Vectors Junior Gold Miners ETF, Strike Price 22.63, Expiration Jan. 2013	2,975	$20,825
Market Vectors Junior Gold Miners ETF, Strike Price 25.63, Expiration Jan. 2013	4,949	24,745
		153,737
Gold Mining 0.94%
Agnico-Eagle Mines Ltd., Strike Price 47.50, Expiration Jan. 2013	785	427,825
Agnico-Eagle Mines Ltd., Strike Price 55, Expiration Jan. 2013	643	39,866
AngloGold Ashanti Ltd., Strike Price 35, Expiration Jan. 2013	458	3,435
AngloGold Ashanti Ltd., Strike Price 50, Expiration Jan. 2013	2,044	5,110
AuRico Gold, Inc., Strike Price 8, Expiration Mar. 2013	1,377	111,537
Barrick Gold Corp., Strike Price 40, Expiration Jan. 2013	3,342	20,052
Barrick Gold Corp., Strike Price 50, Expiration Jan. 2013	621	1,242
Gold Fields Ltd., Strike Price 12.50, Expiration Jan. 2013	1,945	68,075
Gold Fields Ltd., Strike Price 20, Expiration Jan. 2013	2,862	1,431
Goldcorp, Inc., Strike Price 41, Expiration Jan. 2013	652	5,216
Goldcorp, Inc., Strike Price 45, Expiration Jan. 2013	1,000	4,000
Goldcorp, Inc., Strike Price 65, Expiration Jan. 2013	1,727	863
Goldcorp, Inc., Strike Price 65, Expiration Jan. 2014	708	30,798
Harmony Gold Mining Co., Ltd., Strike Price 9, Expiration Jan. 2013	5,020	150,600
IAMGOLD Corp., Strike Price 12.50, Expiration Jan. 2013	2,878	28,780
IAMGOLD Corp., Strike Price 15, Expiration Jan. 2013	232	580
IAMGOLD Corp., Strike Price 17.50, Expiration Jan. 2013	2,512	6,280
Kinross Gold Corp., Strike Price 10, Expiration Jan. 2013	2,669	58,718
Kinross Gold Corp., Strike Price 12, Expiration Jan. 2014	1,404	116,532
Newmont Mining Corp., Strike Price 52.50, Expiration Jan. 2013	2,877	28,770
Newmont Mining Corp., Strike Price 60, Expiration Jan. 2013	1,002	1,002
Randgold Resources Ltd., Strike Price 77.50, Expiration Jan. 2013	213	443,040
Randgold Resources Ltd., Strike Price 125, Expiration Jan. 2013	561	2,805
Yamana Gold, Inc., Strike Price 21, Expiration Jan. 2013	2,910	8,730
		1,565,287
Precious Metals 0.05%
Coeur d'Alene Mines Corp., Strike Price 26, Expiration Jan. 2013	1,919	86,355
Silver Mining 0.06%
Pan American Silver Corp., Strike Price 30, Expiration Jan. 2013	2,870	7,175
Silver Standard Resources, Inc., Strike Price 15, Expiration Jan. 2013	1,089	70,785
Silver Wheaton Corp., Strike Price 38, Expiration Jan. 2013	502	21,586
		99,546
Total Purchased Call Options		1,904,925
(cost $8,092,998)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Gold and Precious Metals Fund

Master Limited Partnership 1.15%	Units		Value
Pipelines 1.15%
Atlas Energy L.P.		55,000	$1,910,700
(cost $1,726,513)
Gold-Linked Note 1.76%	Principal Amount
Gold Mining 1.76%
Gran Colombia Gold Corp., 144A, 10.00%, maturity 10/31/17 (RS)		$2,940,000	2,940,000	@
(cost $2,940,000)
Silver-Linked Note 2.42%
Gold Mining 2.42%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18		4,500,000	4,027,500
(cost $4,465,286)
Corporate Notes 3.86%
Electric - Generation 0.18%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)		300,000	300,000	@
Gold Mining 3.68%
Allied Nevada Gold Corp., 144A, 8.75%, maturity 06/01/19	CAD	1,500,000	1,590,440
Barrick Gold Corp., 6.95%, maturity 04/01/19		1,700,000	2,117,952
Newmont Mining Corp., 6.25%, maturity 10/01/39		2,000,000	2,417,220
			6,125,612
Total Corporate Notes			6,425,612
(cost $6,216,656)
Total Securities			144,177,734
(cost $155,556,995)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Gold and Precious Metals Fund

Repurchase Agreement 12.92%	Principal Amount	Value
Joint Tri-Party Repurchase Agreement, Credit Suisse Securities USA LLC, 12/31/2012, 0.19%, due 01/02/2013, repurchase price $21,515,099, collateralized by U.S. Treasury securities held in a joint tri-party account (cost $21,514,872)	$21,514,872	$21,514,872
Total Investments 99.50%		165,692,606
(cost $177,071,867)
Other assets and liabilities, net 0.50%		831,409
Net Assets 100%		$166,524,015

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Eastern European Fund

Common Stocks 93.26%	Shares	Value
Agricultural Chemicals 2.93%
Uralkali OJSC, Sponsored GDR	133,000	$5,081,930
Agricultural Operations 3.12%
Kernel Holding S.A.	250,000	5,426,724	*
Airlines 0.48%
Turk Hava Yollari A.O.	236,800	831,903	*
Automotive - Cars & Light Trucks 3.37%
Tofas Turk Otomobil Fabrikasi A.S.	998,100	5,853,384
Cellular Telecommunication 6.17%
KCell JSC, 144A, GDR	120,000	1,410,000	*
Mobile TeleSystems OJSC	600,000	4,830,238
Turkcell Iletisim Hizmetleri A.S.	263,094	1,705,335	*
Turkcell Iletisim Hizmetleri A.S., Sponsored ADR	171,700	2,771,238	*
		10,716,811
Chemicals - Diversified 2.77%
Synthos S.A.	2,730,000	4,818,623
Coal 0.01%
Eastcoal, Inc.	52,100	11,547	*
Commercial Banks - Non US 16.88%
Bank of Georgia Holdings plc	250,478	4,192,246
Erste Group Bank AG	140,702	4,460,223	*
Komercni Banka A.S.	6,200	1,311,452
Sberbank of Russia, Sponsored ADR	820,800	10,095,840
Turkiye Garanti Bankasi A.S.	900,000	4,677,030
Turkiye Halk Bankasi A.S.	150,000	1,473,147
VTB Bank OJSC, Sponsored GDR	900,000	3,114,000
		29,323,938
Electric - Generation 1.21%
CEZ A.S.	58,288	2,095,836
Finance - Investment Banker/Broker 1.34%
Turkiye Sinai Kalkinma Bankasi A.S.	1,808,313	2,323,945
Food - Retail 2.71%
Magnit OJSC	30,000	4,699,075

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Eastern European Fund

Common Stocks (cont'd)	Shares	Value
Food - Wholesale/Distribution 3.00%
Eurocash S.A.	370,000	$5,215,245
Gold Mining 5.68%
Centerra Gold, Inc.	83,809	786,039
Dundee Precious Metals, Inc.	167,500	1,429,230	*
Koza Altin Isletmeleri A.S.	234,300	5,654,021
Polyus Gold International Ltd.	600,000	1,996,251	*
		9,865,541
Machinery - Farm 1.99%
Turk Traktor ve Ziraat Makineleri A.S.	105,900	3,461,853
Medical - Drugs 0.90%
Richter Gedeon Nyrt.	9,500	1,568,355
Metal - Diversified 7.15%
KGHM Polska Miedz S.A.	132,700	8,258,693
MMC Norilsk Nickel OJSC, Sponsored ADR	200,000	3,686,000
Orsu Metals Corp.	664,240	66,916	*
Orsu Metals Corp., 144A	4,025,000	405,480	*
		12,417,089
Miscellaneous Manufacturers 0.48%
Trakya Cam Sanayii A.S.	610,465	835,925	*
Multi-line Insurance 0.55%
Vienna Insurance Group AG Wiener Versicherung Gruppe	17,984	958,058
Oil Companies - Exploration & Production 8.09%
BNK Petroleum, Inc.	465,600	234,524	*
Gazprom OAO, Sponsored ADR	971,102	9,186,625
NovaTek OAO, Sponsored GDR	38,600	4,624,280
		14,045,429
Oil Companies - Integrated 14.97%
Lukoil OAO, Sponsored ADR	150,000	9,922,500
MOL Hungarian Oil & Gas Nyrt.	61,100	4,962,094
Surgutneftegas OJSC, Sponsored ADR	397,200	3,495,360
TNK-BP Holding	4,064,800	7,610,151
		25,990,105
Oil Refining & Marketing 2.17%
Tupras Turkiye Petrol Rafinerileri A.S.	130,500	3,771,676

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Eastern European Fund

Common Stocks (cont'd)	Shares	Value
Precious Metals 1.03%
Polymetal International plc	93,500	$1,785,211
Telecom Services 1.19%
Telefonica Czech Republic A.S.	40,000	680,611
Telekomunikacja Polska S.A.	350,000	1,387,862
		2,068,473
Telephone - Integrated 1.07%
Rostelecom OJSC	630,000	1,865,620
Television 0.64%
Cyfrowy Polsat S.A.	100,000	532,702	*
TVN S.A.	180,000	583,427	*
		1,116,129
Tobacco 1.04%
Philip Morris CR A.S.	3,200	1,800,809
Transportation - Rail 0.57%
Globaltrans Investment plc, 144A, Sponsored GDR	60,000	990,600	*
Web Portals/Internet Service Providers 1.75%
Yandex N.V., Class A	140,700	3,034,899	*
Total Common Stocks		161,974,733
(cost $141,173,939)
Preferred Stock 2.08%
Pipelines 2.08%
AK Transneft OAO	1,600	3,613,647
(cost $3,239,817)
Real Estate Investment Trust (REIT) 0.91%
Sinpas Gayrimenkul Yatirim Ortakligi A.S.	2,000,000	1,582,580
(cost $1,269,166)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Eastern European Fund

Exchange-Traded Fund (ETF) 1.15%	Shares	Value
Sprott Physical Platinum & Palladium Trust	200,000	$1,998,000	*
(cost $2,000,000)
Warrants 1.47%
Gold Mining 1.47%
Dundee Precious Metals, Inc., Warrants (November 2015)	436,100	2,548,109	*
(cost $0)
Purchased Call Options 1.61%	Contracts
Exchange-Traded Funds 1.61%
Market Vectors Russia ETF, Strike Price 27, Expiration Feb. 2013	5,000	1,587,500
Market Vectors Russia ETF, Strike Price 28, Expiration Feb. 2013	5,267	1,211,410
Total Purchased Call Options		2,798,910
(cost $1,198,521)
Total Investments 100.48%		174,515,979
(cost $148,881,443)
Other assets and liabilities, net (0.48)%		(829,299)
Net Assets 100%		$173,686,680
Call Options Written	Shares Subject To Call
Lukoil OAO, Strike Price 64, Expiration Jan. 2013	100,000	$280,000
MMC Norilsk Nickel OJSC, Strike Price 19, Expiration Feb. 2013	100,000	44,000
Total Call Options Written		$324,000
(premiums received $291,560) (Note 2A)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Global Emerging Markets Fund

Common Stocks 76.46%	Shares	Value
Agricultural Chemicals 3.39%
Gujarat State Fertilisers & Chemicals Ltd.	59,500	$72,172	*
United Phosphorus Ltd.	40,500	96,000
Zaklady Azotowe Pulawy S.A.	2,100	93,788
		261,960
Agricultural Operations 1.03%
Tradewinds Malaysia Bhd	27,100	79,226
Applications Software 0.83%
Polaris Financial Technology Ltd.	30,600	63,860	*
Audio/Video Products 1.08%
TCL Multimedia Technology Holdings Ltd.	150,000	83,610
Building Products - Cement/Aggregates 1.08%
Orient Paper & Industries Ltd.	57,400	83,069
Chemicals - Specialty 0.93%
Soda Sanayii A.S.	53,010	71,993	*
Coal 1.66%
PT Indika Energy Tbk	412,300	60,619	*
PT Resource Alam Indonesia Tbk	263,400	67,535	*
		128,154
Commercial Banks - Non US 8.80%
Albaraka Turk Katilim Bankasi A.S.	106,500	101,605	*
City Union Bank Ltd.	19,300	19,699	*
Dena Bank	41,900	87,519
Oriental Bank of Commerce	16,100	103,030
PT Bank Bukopin Tbk	1,350,000	86,759
United Bank of India	68,200	99,693
Vijaya Bank	81,700	92,846
Vozrozhdenie Bank	5,000	87,916
		679,067
Computer Services 1.10%
Asseco Poland S.A.	5,800	84,832
Computers - Peripheral Equipment 0.95%
JCY International Bhd	360,100	73,598
Diversified Financial Services 1.28%
Indiabulls Financial Services Ltd.	19,800	98,450

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Global Emerging Markets Fund

Common Stocks (cont'd)	Shares	Value
Diversified Minerals 1.05%
African Potash Ltd.	200,000	$9,750	*
Lanna Resources PCL	93,700	71,056	*
		80,806
Diversified Operations 2.58%
Tekfen Holding A.S.	23,200	94,263
Yazicilar Holding A.S., Class A	11,700	104,400
		198,663
Electric - Integrated 0.91%
First Philippine Holdings Corp.	32,000	70,152
Electronic Components - Miscellaneous 1.03%
Taiwan PCB Techvest Co., Ltd.	54,200	79,768
Electronic Components - Semiconductors 1.78%
Eugene Technology Co., Ltd.	5,562	73,706	*
Spreadtrum Communications, Inc., Sponsored ADR	3,600	63,360	*
		137,066
Engineering/R&D Services 1.09%
Mudajaya Group Bhd	98,000	83,963
Entertainment Software 0.69%
Shanda Games Ltd., Sponsored ADR	17,500	53,200	*
Finance - Consumer Loans 1.17%
Muthoot Finance Ltd.	24,000	90,593
Finance - Leasing Company 2.22%
Manappuram Finance Ltd.	115,300	71,136	*
Woori Financial Co., Ltd.	6,329	100,102
		171,238
Finance - Mortgage Loan/Banker 1.14%
Housing & Development Bank	40,000	88,050
Finance - Other Services 1.59%
BM&F Bovespa S.A.	6,200	43,257
Hong Kong Exchanges & Clearing Ltd.	1,990	33,867
Singapore Exchange Ltd.	7,900	45,341
		122,465

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Global Emerging Markets Fund

Common Stocks (cont'd)	Shares	Value
Gas - Distribution 1.00%
Busan City Gas Co., Ltd.	4,000	$77,210	*
Gold Mining 0.34%
Gran Colombia Gold Corp.	73,300	26,583	*
Internet Content - Entertainment 2.43%
Giant Interactive Group, Inc., Sponsored ADR	17,100	92,511
Perfect World Co., Ltd., Sponsored ADR	8,900	94,607	*
		187,118
Machinery - Construction & Mining 1.09%
Ferreycorp S.A.A.	98,000	84,466
Machinery - General Industrial 1.21%
PT Hexindo Adiperkasa Tbk	110,100	93,102
Metal - Diversified 0.31%
Orsu Metals Corp.	41,083	4,139	*
Orsu Metals Corp., 144A	200,000	20,148	*
		24,287
Miscellaneous Manufacturers 0.96%
Yem Chio Co., Ltd.	113,826	74,002	*
Multi-line Insurance 1.16%
Allianz Malaysia Bhd	38,700	89,220
Multimedia 0.93%
Lopez Holdings Corp.	467,400	71,583	*
Oil Companies - Exploration & Production 0.95%
Petrominerales Ltd.	8,500	73,641	*
Patient Monitoring Equipment 0.83%
Opto Circuits India Ltd.	32,600	63,726	*
Petrochemicals 0.84%
Alexandria Mineral Oils Co.	5,600	64,462	*
Public Thoroughfares 2.26%
IL&FS Transportation Networks Ltd.	22,200	80,319
Jaypee Infratech Ltd.	100,700	94,065
		174,384

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Global Emerging Markets Fund

Common Stocks (cont'd)	Shares	Value
Real Estate Operating/Development 11.40%
Cathay Real Estate Development Co., Ltd.	185,000	$90,643
Chong Hong Construction Co.	32,000	94,137
Farglory Land Development Co., Ltd.	43,700	79,013
Huang Hsiang Construction Co.	30,100	76,671	*
Hung Poo Real Estate Development Corp.	82,800	85,547
Jiangsu Future Land Co., Ltd., Class B	128,800	109,480
PT Surya Semesta Internusa Tbk	755,000	84,805
Rich Development Co., Ltd.	171,600	90,792
Shanyuan Co., Ltd.	23,000	92,049
Yungshin Construction & Development Co.	42,500	76,288	*
		879,425
Retail - Automobile 0.98%
MBM Resources Bhd	72,100	75,684	*
Retail - Jewelry 1.34%
Gitanjali Gems Ltd.	10,700	102,992
Semiconductor Components - Integrated Circuits 1.06%
RDA Microelectronics, Inc., Sponsored ADR	7,600	81,700	*
Steel - Producers 1.35%
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D	147,100	104,016
Steel - Specialty 1.08%
Gloria Material Technology Corp.	102,000	83,539
Telephone - Integrated 1.14%
Oi S.A., Sponsored ADR	22,000	88,220
Textile - Home Furnishings 2.20%
Kwong Fong Industries	140,800	84,907	*
Oriental Weavers	21,500	84,513
		169,420
Tobacco 0.92%
Eastern Tobacco	4,500	70,755
Transportation - Marine 1.04%
Wisdom Marine Lines Co., Ltd.	55,700	80,151
Travel Services 1.08%
Cox & Kings Ltd.	34,100	83,595

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Global Emerging Markets Fund

Common Stocks (cont'd)	Shares	Value
Water Treatment Systems 1.18%
Sound Global Ltd.	190,000	$91,197
Total Common Stocks		5,898,261
(cost $6,251,890)
Preferred Stock 1.07%
Commercial Banks - Non US 1.07%
Banco Daycoval S.A.	16,600	82,597
(cost $90,839)
Real Estate Investment Trusts (REIT) 2.20%
Al-Hadharah Boustead	125,600	75,163	*
Sinpas Gayrimenkul Yatirim Ortakligi A.S.	120,000	94,955
Total Real Estate Investment Trusts		170,118
(cost $168,059)
Exchange-Traded Funds (ETF) 6.72%
Global X FTSE Colombia 20 ETF	2,200	48,928	*
iShares FTSE A50 China Index ETF	30,350	43,546	*
iShares MSCI All Peru Capped Index Fund	770	35,328	*
iShares MSCI Brazil Index Fund	750	42,045
iShares MSCI Chile Investable Market Index Fund	700	44,268	*
iShares MSCI Hong Kong Index Fund	2,040	39,617
iShares MSCI Malaysia Index Fund	2,200	33,286	*
iShares MSCI South Korea Index Fund	640	40,550	*
iShares MSCI Taiwan Index Fund	2,500	34,050	*
iShares MSCI Thailand Index Fund	500	41,245	*
iShares MSCI Turkey Index Fund	600	40,068	*
Market Vectors Russia ETF	1,390	41,658	*
PowerShares India Portfolio	1,850	33,966	*
Total Exchange-Traded Funds		518,555
(cost $494,263)

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

Global Emerging Markets Fund

Convertible Debenture 1.30%	Principal Amount	Value
Metal - Iron 1.30%
Andean Pacific Iron Corp., 1.00%, maturity 06/07/13 (RS)	$100,000	$100,000	@
(cost $100,000)
Corporate Notes 1.30%
Electric - Generation 0.65%
Pacific Power Generation Corp., 15.00%, maturity 04/03/17 (RS)	50,000	50,000	@
Transportation - Air Freight 0.65%
Aeroservicios Especializados, S.A. de C.V., 22.00%, maturity 02/28/13 (RS)	50,000	50,000	@
Total Corporate Notes		100,000
(cost $100,000)
Total Investments 89.05%		6,869,531
(cost $7,205,051)
Other assets and liabilities, net 10.95%		844,960
Net Assets 100%		$7,714,491

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

China Region Fund

Common Stocks 94.90%	Shares	Value
Appliances 0.95%
Haier Electronics Group Co., Ltd.	189,000	$277,516	*
Audio/Video Products 2.39%
TCL Multimedia Technology Holdings Ltd.	1,248,000	695,637
Automotive - Cars & Light Trucks 2.10%
Brilliance China Automotive Holdings Ltd.	254,000	313,639	*
Great Wall Motor Co., Ltd., H shares	96,000	299,758
		613,397
Automotive/Truck Parts & Equipment - Replacement 1.01%
Weichai Power Co., Ltd., H shares	66,000	293,371
Building - Heavy Construction 2.69%
China Railway Construction Corp., Ltd., H shares	689,500	783,780
Building & Construction - Miscellaneous 2.42%
China State Construction International Holdings Ltd.	588,000	705,577
Building & Construction Products - Miscellaneous 3.37%
China National Building Material Co., Ltd., H shares	478,000	699,399
China Singyes Solar Technologies Holdings Ltd.	334,000	284,861
		984,260
Casino Hotels 6.82%
Galaxy Entertainment Group Ltd.	176,000	688,081	*
NagaCorp Ltd.	1,170,000	709,525
Sands China Ltd.	72,000	315,861
SJM Holdings Ltd.	119,000	276,378
		1,989,845
Casino Services 1.63%
Paradise Co., Ltd.	29,376	476,756
Commercial Banks - Non US 13.99%
Agricultural Bank of China Ltd., H shares	626,000	310,163
Bank of China Ltd., H shares	2,188,000	982,451
China Minsheng Banking Corp., Ltd., H shares	822,000	949,247
Chongqing Rural Commercial Bank, H shares	1,168,000	640,495
Industrial and Commercial Bank of China Ltd., H shares	1,688,000	1,197,897
		4,080,253

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

China Region Fund

Common Stocks (cont'd)	Shares	Value
Computers 0.71%
Lenovo Group Ltd.	228,000	$206,223
Computers - Other 2.12%
Ju Teng International Holdings Ltd.	1,310,000	618,638
Computers - Peripheral Equipment 0.65%
Chicony Electronics Co., Ltd.	82,000	190,312	*
Diversified Banking Institutions 4.78%
HSBC Holdings plc	132,800	1,393,070
Diversified Manufacturing Operations 1.51%
Fosun International Ltd.	692,000	439,294
Diversified Minerals 0.62%
Woulfe Mining Corp.	600,000	181,333	*
Diversified Operations 4.04%
Hutchison Whampoa Ltd.	85,000	887,262
NWS Holdings Ltd.	172,000	290,726
		1,177,988
Electronic Components - Semiconductors 1.19%
Samsung Electronics Co., Ltd.	240	345,734
Finance - Investment Banker/Broker 1.19%
CITIC Securities Co., Ltd., H shares	138,000	347,927
Finance - Other Services 1.04%
Hong Kong Exchanges & Clearing Ltd.	8,510	144,830
Singapore Exchange Ltd.	27,800	159,553
		304,383
Food - Flour & Grain 0.44%
Amira Nature Foods Ltd.	16,000	127,200	*
Gold Mining 0.26%
Besra Gold, Inc.	354,110	74,914	*
Internet Application Software 2.56%
Tencent Holdings Ltd.	23,300	746,778

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

China Region Fund

Common Stocks (cont'd)	Shares	Value
Internet Content - Entertainment 0.58%
NetEase, Inc., Sponsored ADR	4,000	$170,200	*
Machine Tools & Related Products 0.99%
Techtronic Industries Co.	154,000	288,915
Machinery - Construction & Mining 1.98%
Zoomlion Heavy Industry Science and Technology Co., Ltd., H shares	391,800	577,318
Machinery - General Industrial 0.93%
CSR Corp., Ltd., H shares	312,000	271,331
Multi-line Insurance 0.95%
Ping An Insurance (Group) Company of China, Ltd., H shares	33,000	276,339
Non - Ferrous Metals 0.09%
Sterling Group Ventures, Inc., 144A	500,000	26,250	*
Oil Companies - Exploration & Production 1.12%
Kunlun Energy Co., Ltd.	156,000	325,275
Paper & Related Products 1.05%
Nine Dragons Paper Holdings Ltd.	338,000	305,280
Petrochemicals 0.00%
Danhua Chemical Technology Co., Ltd., B shares	2	2	*
Photo Equipment & Supplies 1.86%
Sunny Optical Technology Group Co., Ltd.	828,000	543,791
Public Thoroughfares 1.01%
Shenzhen International Holdings Ltd.	2,780,000	294,132
Real Estate Operating/Development 22.86%
China Overseas Grand Oceans Group Ltd.	417,000	500,922
China Overseas Land & Investment Ltd.	220,000	655,721
China Resources Land Ltd.	114,000	311,100
Country Garden Holdings Co., Ltd.	597,000	312,741
Greentown China Holdings Ltd.	226,500	414,993
Hopewell Holdings Ltd.	169,000	725,041
Longfor Properties Co., Ltd.	136,000	264,972
New World China Land Ltd.	480,000	231,631	*
Shanghai Industrial Holdings Ltd.	80,000	279,217
Shimao Property Holdings Ltd.	290,000	549,298
Shun Tak Holdings Ltd.	540,000	292,636

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

China Region Fund

Common Stocks (cont'd)	Shares	Value
Real Estate Operating/Development (cont'd)
Sunac China Holdings Ltd.	2,020,000	$1,563,821
Yuexiu Property Co., Ltd.	1,788,000	565,220
		6,667,313
Retail - Jewelry 0.00%
Lao Feng Xiang Co., Ltd., B shares	1	2	*
Telecom Services 1.03%
PT Tower Bersama Infrastructure Tbk	506,000	299,561	*
Transportation - Marine 1.05%
SITC International Holdings Co., Ltd.	914,000	306,622
Wireless Equipment 0.92%
China Wireless Technologies Ltd.	928,000	268,213
Total Common Stocks		27,674,730
(cost $25,090,189)
Exchange-Traded Funds (ETF) 4.21%
iShares FTSE A50 China Index ETF	114,750	164,642	*
iShares FTSE China 25 Index Fund	4,100	165,968	*
iShares MSCI Hong Kong Index Fund	7,360	142,931
iShares MSCI Malaysia Index Fund	9,500	143,735	*
iShares MSCI Singapore Index Fund	11,500	157,435	*
iShares MSCI South Korea Index Fund	2,410	152,698	*
iShares MSCI Taiwan Index Fund	10,800	147,096	*
iShares MSCI Thailand Index Fund	1,850	152,607	*
Total Exchange-Traded Funds		1,227,112
(cost $1,154,814)
Purchased Call Options 0.33%	Contracts
Exchange-Traded Funds 0.33%
iShares FTSE China 25 Index Fund, Strike Price 35.50, Expiration May 2013	20	10,300
iShares FTSE China 25 Index Fund, Strike Price 36.50, Expiration May 2013	20	9,650
iShares FTSE China 25 Index Fund, Strike Price 40, Expiration May 2013	50	12,550
iShares FTSE China 25 Index Fund, Strike Price 42, Expiration May 2013	300	44,100
Sina Corp., Strike Price 57.50, Expiration Jan. 2013	30	1,260

See notes to portfolios of investments and notes to financial statements.

Portfolio of Investments  December 31, 2012

China Region Fund

Purchased Call Options (cont'd)	Contracts	Value
Exchange-Traded Funds (cont'd)
SPDR Gold Trust, Strike Price 159, Expiration Mar. 2013	30	$15,840
SPDR Gold Trust, Strike Price 165, Expiration Jan. 2013	30	2,130
Total Purchased Call Options		95,830
(cost $73,919)
Total Investments 99.44%		28,997,672
(cost $26,318,922)
Other assets and liabilities, net 0.56%		162,135
Net Assets 100%		$29,159,807

See notes to portfolios of investments and notes to financial statements.

Notes to Portfolios of Investments  December 31, 2012

Legend

*  Non-income producing security

+  Affiliated company (see following)

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

GO  General Obligation Bond

RS  Restricted Security (see following)

ZCB  Zero Coupon Bond

CAD  Principal shown in Canadian dollars

@  Security was fair valued at December 31, 2012, by U.S. Global Investors, Inc. (Adviser) in accordance with valuation procedures approved by the Board of Trustees. These securities, as a percentage of net assets at December 31, 2012, were 4.16% of Holmes Growth Fund, 12.92% of MegaTrends Fund, 6.24% of Global Resources Fund, 3.24% of World Precious Minerals Fund, 1.95% of Gold and Precious Metals Fund and 2.59% of Global Emerging Markets Fund, respectively. See the Fair Valuation of Securities section of these Notes to Portfolios of Investments for further discussion of fair valued securities. See further information and detail on restricted securities in the Restricted Securities section of these Notes to Portfolios of Investments.

General

The yields reflect the effective yield from the date of purchase.

Variable Rate Notes have periodic reset features, which effectively shorten the maturity dates and reset the interest rates as tied to various interest-bearing instruments. Rates shown are current rates at December 31, 2012.

Principal amounts are in U.S. dollars unless otherwise noted.

Securities with a 144A designation are exempt from registration under Rule 144A of the Securities Act of 1933.

Joint Tri-Party Repurchase Agreements

The terms of the joint tri-party repurchase agreements and the securities held as collateral at December 31, 2012, were:

Banc of America Securities LLC Merrill Lynch repurchase agreement, 12/31/12, 0.12%, due 01/02/13:

Total principal amount: $84,930,641; Total repurchase price: $84,931,207

Collateral:

$86,737,200 U.S. Treasury Bill, 0.000%, 11/14/13
(total collateral market value, including accrued interest, of $86,629,299)

Barclays Capital, Inc. repurchase agreement, 12/31/12, 0.17%, due 01/02/13:

Total principal amount: $20,000,000; Total repurchase price: $20,000,189

Collateral:

$18,499,900 U.S. Treasury Note, 2.625%, 11/15/20
(total collateral market value, including accrued interest, of $20,400,036)

Credit Suisse Securities USA LLC repurchase agreement, 12/31/12, 0.19%, due 01/02/13:

Total principal amount: $65,414,648; Total repurchase price: $65,415,340

Collateral:

$11,290,800 U.S. Treasury Note, 1.500%, 08/31/18

$46,605,000 U.S. Treasury Note, 3.625%, 08/15/19
(total collateral market value, including accrued interest, of $66,725,838)

Notes to Portfolios of Investments  December 31, 2012

Morgan Stanley repurchase agreement, 12/31/12, 0.14%, due 01/02/13:

Total principal amount: $20,000,000; Total repurchase price: $20,000,156

Collateral:

$18,337,300 U.S. Treasury Note, 3.250%, 07/31/16
(total collateral market value, including accrued interest, of $20,400,104)

Fair Valuation of Securities

For the Funds' policies regarding the valuation of investments and other significant accounting policies, please refer to the Notes to Financial Statements.

The Funds are required to disclose information regarding the fair value measurements of a Fund's assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term U.S. government obligations are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Because of the inherent uncertainties of valuation, the values reflected in the portfolios may materially differ from the values received upon actual sale of those investments.

The three levels defined by the fair value hierarchy are as follows:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing

Notes to Portfolios of Investments  December 31, 2012

service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities for which no sale was reported (valued at the mean between the last reported bid and ask quotation) and international equity securities valued by an independent third party in order to adjust for stale pricing and foreign market holidays.

Level 3 – Prices determined using significant unobservable inputs (including the Fund's own assumptions). For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in determining fair value.

The following table summarizes the valuation of each Fund's securities as of December 31, 2012, using the fair value hierarchy:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. Treasury Securities Cash Fund
Investments in Securities* U.S. Government Obligations	$—	$9,999,948	$—	$9,999,948
Repurchase Agreements	71,255,139	—	—	71,255,139
Total	$71,255,139	$9,999,948	$—	$81,255,087
U.S. Government Securities Savings Fund
Investments in Securities* U.S. Government and Agency Obligations	$—	$76,852,583	$—	$76,852,583
Repurchase Agreements	63,675,502	—	—	63,675,502
Total	$63,675,502	$76,852,583	$—	$140,528,085
Near-Term Tax Free Fund
Investments in Securities* Municipal Bonds	$—	$39,712,906	$—	$39,712,906
Repurchase Agreement	4,547,030	—	—	4,547,030
Total	$4,547,030	$39,712,906	$—	$44,259,936
Tax Free Fund
Investments in Securities* Municipal Bonds	$—	$21,887,246	$—	$21,887,246
Total	$—	$21,887,246	$—	$21,887,246
All American Equity Fund
Investments in Securities* Common Stocks	$15,095,710	$—	$—	$15,095,710
Real Estate Investment Trust	231,810	—	—	231,810
Exchange-Traded Funds	470,340	—	—	470,340
Repurchase Agreement	960,296	—	—	960,296
Total	$16,758,156	$—	$—	$16,758,156

Notes to Portfolios of Investments  December 31, 2012

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Holmes Growth Fund
Investments in Securities* Common Stocks:
Finance - Commercial	$—	$530,665	$—	$530,665
Metal - Iron	—	—	100,000	100,000
Quarrying	—	—	379,951	379,951
Real Estate Operating/Development	—	—	100,000	100,000
All Other Common Stocks	28,302,692	—	—	28,302,692
Exchange-Traded Funds	916,850	—	—	916,850
Warrants:
Gold Mining	—	—	—	—
Medical - Hospitals	—	—	—	—
Convertible Debenture:
Metal - Iron	—	—	100,000	100,000
Gold-Linked Note:
Gold Mining	—	—	370,000	370,000
Silver-Linked Note	—	282,820	—	282,820
Corporate Notes:
Electric - Generation	—	—	150,000	150,000
Transportation - Air Freight	—	—	250,000	250,000
Repurchase Agreement	3,289,258	—	—	3,289,258
Total	$32,508,800	$813,485	$1,449,951	$34,772,236
MegaTrends Fund
Investments in Securities* Common Stocks:
Electric - Generation	$—	$—	$104,717	$104,717
Energy - Alternate Sources	—	—	100,000	100,000
Metal - Iron	—	—	100,000	100,000
Quarrying	—	—	520,081	520,081
Real Estate Operating/Development	—	—	326,533	326,533
All Other Common Stocks	9,254,238	—	—	9,254,238
Convertible Debenture:
Metal - Iron	—	—	100,000	100,000
Silver-Linked Note	—	97,555	—	97,555
Corporate Note:
Electric - Generation	—	—	100,000	100,000
Total	$9,254,238	$97,555	$1,351,331	$10,703,124
Global Resources Fund
Investments in Securities* Common Stocks:
Diversified Minerals	$21,202,317	$339,999	$—	$21,542,316
Electric - Generation	—	—	1,460,519	1,460,519
Energy - Alternate Sources	—	—	2,400,000	2,400,000
Gold Mining	38,775,325	—	1,300	38,776,625
Metal - Copper	25,273,041	—	—	25,273,041
Metal - Diversified	269,239	—	1,374,150	1,643,389
Metal - Iron	—	132,600	2,600,000	2,732,600
Mining Services	1,422,994	—	285,890	1,708,884
Natural Resource Technology	—	—	50,947	50,947
Non - Ferrous Metals	1,453,685	26,250	—	1,479,935
Oil Companies - Exploration & Production	49,552,055	266,207	—	49,818,262
Oil Refining & Marketing	22,845,250	—	426,390	23,271,640
Platinum	—	—	—	—

Notes to Portfolios of Investments  December 31, 2012

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Global Resources Fund (cont'd)
Investments in Securities* Common Stocks: (cont'd)
Quarrying	$3,735,500	$—	$4,900,009	$8,635,509
Real Estate Operating/Development	1,105,375	—	7,443,544	8,548,919
All Other Common Stocks	245,706,327	—	—	245,706,327
Real Estate Investment Trusts	21,164,050	—	—	21,164,050
Exchange-Traded Fund	4,995,000	—	—	4,995,000
Warrants:
Diversified Minerals	19,156	—	—	19,156
Gold Mining	5,821,650	—	—	5,821,650
Medical - Hospitals	—	—	—	—
Metal - Copper	—	—	—	—
Oil Companies - Exploration & Production	—	549,584	—	549,584
All Other Warrants	508,097	—	—	508,097
Master Limited Partnerships	21,198,170	—	—	21,198,170
Convertible Debentures:
Diversified Minerals	—	—	147,635	147,635
Mining Services	—	742,000	—	742,000
Gold-Linked Note:
Gold Mining	—	—	8,615,000	8,615,000
Silver-Linked Note	—	6,006,345	—	6,006,345
Corporate Notes:
Electric - Generation	—	—	3,000,000	3,000,000
Transportation - Air Freight	—	—	500,000	500,000
Repurchase Agreement	11,390,654	—	—	11,390,654
Total	$476,437,885	$8,062,985	$33,205,384	$517,706,254
World Precious Minerals Fund
Investments in Securities* Common Stocks:
Diversified Minerals	$7,934,594	$438,070	$—	$8,372,664
Gold Mining	174,558,375	626,235	1,797,024	176,981,634
Metal - Copper	1,185,131	—	—	1,185,131
Metal - Diversified	17,299,808	—	388,043	17,687,851
Oil Companies - Exploration & Production	—	—	—	—
Platinum	1,913,296	—	—	1,913,296
All Other Common Stocks	55,276,567	—	—	55,276,567
Exchange-Traded Funds	6,265,946	—	—	6,265,946
Warrants:
Gold Mining	12,947,815	9,928	—	12,957,743
Medical - Hospitals	—	—	—	—
Metal - Copper	—	—	—	—
Metal - Diversified	3,601	—	—	3,601
All Other Warrants	1,186,194	—	—	1,186,194
Special Warrants:
Finance - Investment Banker/Broker	—	325,391	—	325,391
Gold/Mineral Exploration & Development	—	—	—	—
Rights	91,686	—	—	91,686
Purchased Call Options:
Gold Mining	3,464,147	87,675	—	3,551,822
Silver Mining	209,684	575	—	210,259
All Other Purchased Call Options	311,748	—	—	311,748
Convertible Debenture:
Metal - Iron	—	—	1,200,000	1,200,000
Gold-Linked Note:
Gold Mining	—	—	5,845,000	5,845,000
Silver-Linked Note	—	7,652,250	—	7,652,250

Notes to Portfolios of Investments  December 31, 2012

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
World Precious Minerals Fund (cont'd)
Investments in Securities* (cont'd)
Corporate Note:
Electric - Generation	$—	$—	$800,000	$800,000
Repurchase Agreement	13,712,538	—	—	13,712,538
Total	$296,361,130	$9,140,124	$10,030,067	$315,531,321
Gold and Precious Metals Fund
Investments in Securities* Common Stocks	$109,083,167	$—	$—	$109,083,167
Exchange-Traded Funds	8,231,306	—	—	8,231,306
Warrants:
Gold Mining	8,927,771	8,341	—	8,936,112
Medical - Hospitals	—	—	—	—
All Other Warrants	672,569	—	—	672,569
Rights	45,843	—	—	45,843
Purchased Call Options:
Gold Mining	1,513,985	51,302	—	1,565,287
Silver Mining	92,371	7,175	—	99,546
All Other Purchased Call Options	240,092	—	—	240,092
Master Limited Partnership	1,910,700	—	—	1,910,700
Gold-Linked Note:
Gold Mining	—	—	2,940,000	2,940,000
Silver-Linked Note	—	4,027,500	—	4,027,500
Corporate Notes:
Electric - Generation	—	—	300,000	300,000
Gold Mining	—	6,125,612	—	6,125,612
Repurchase Agreement	21,514,872	—	—	21,514,872
Total	$152,232,676	$10,219,930	$3,240,000	$165,692,606
Eastern European Fund
Investments in Securities* Common Stocks:
Agricultural Operations	$—	$5,426,724	$—	$5,426,724
Cellular Telecommunication	5,886,573	4,830,238	—	10,716,811
Chemicals - Diversified	—	4,818,623	—	4,818,623
Commercial Banks - Non US	28,012,486	1,311,452	—	29,323,938
Electric - Generation	—	2,095,836	—	2,095,836
Food - Retail	—	4,699,075	—	4,699,075
Food - Wholesale/Distribution	—	5,215,245	—	5,215,245
Medical - Drugs	—	1,568,355	—	1,568,355
Metal - Diversified	4,158,396	8,258,693	—	12,417,089
Oil Companies - Integrated	13,417,860	12,572,245	—	25,990,105
Telecom Services	—	2,068,473	—	2,068,473
Telephone - Integrated	—	1,865,620	—	1,865,620
Television	—	1,116,129	—	1,116,129
Tobacco	—	1,800,809	—	1,800,809
All Other Common Stocks	52,851,901	—	—	52,851,901
Preferred Stock:
Pipelines	—	3,613,647	—	3,613,647
Real Estate Investment Trust	1,582,580	—	—	1,582,580
Exchange-Traded Fund	1,998,000	—	—	1,998,000
Warrants	2,548,109	—	—	2,548,109
Purchased Call Options:
Exchange-Traded Funds	—	2,798,910	—	2,798,910
Total	$110,455,905	$64,060,074	$—	$174,515,979
Other Financial Instruments Written Options	$—	$324,000	$—	$324,000

Notes to Portfolios of Investments  December 31, 2012

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Global Emerging Markets Fund
Investments in Securities* Common Stocks:
Agricultural Chemicals	$168,172	$93,788	$—	$261,960
Coal	—	128,154	—	128,154
Commercial Banks - Non US	504,392	174,675	—	679,067
Computer Services	—	84,832	—	84,832
Diversified Minerals	9,750	71,056	—	80,806
Electric - Integrated	—	70,152	—	70,152
Electronic Components - Miscellaneous	—	79,768	—	79,768
Electronic Components - Semiconductors	63,360	73,706	—	137,066
Finance - Leasing Company	71,136	100,102	—	171,238
Finance - Other Services	79,208	43,257	—	122,465
Gas - Distribution	—	77,210	—	77,210
Machinery - General Industrial	—	93,102	—	93,102
Miscellaneous Manufacturers	—	74,002	—	74,002
Multimedia	—	71,583	—	71,583
Real Estate Operating/Development	109,480	769,945	—	879,425
Steel - Specialty	—	83,539	—	83,539
Textile - Home Furnishings	84,513	84,907	—	169,420
Transportation - Marine	—	80,151	—	80,151
All Other Common Stocks	2,554,321	—	—	2,554,321
Preferred Stock:
Commercial Banks - Non US	—	82,597	—	82,597
Real Estate Investment Trusts	170,118	—	—	170,118
Exchange-Traded Funds	518,555	—	—	518,555
Convertible Debenture:
Metal - Iron	—	—	100,000	100,000
Corporate Notes:
Electric - Generation	—	—	50,000	50,000
Transportation - Air Freight	—	—	50,000	50,000
Total	$4,333,005	$2,336,526	$200,000	$6,869,531
China Region Fund
Investments in Securities* Common Stocks:
Casino Services	$—	$476,756	$—	$476,756
Computers - Peripheral Equipment	—	190,312	—	190,312
Electronic Components - Semiconductors	—	345,734	—	345,734
Non - Ferrous Metals	—	26,250	—	26,250
Telecom Services	—	299,561	—	299,561
All Other Common Stocks	26,336,117	—	—	26,336,117
Exchange-Traded Funds	1,227,112	—	—	1,227,112
Purchased Call Options
Exchange-Traded Funds	86,180	9,650	—	95,830
Total	$27,649,409	$1,348,263	$—	$28,997,672

*  Refer to the Portfolio of Investments for a detailed list of the Fund's investments.

During the year, the Holmes Growth Fund, Global Resources Fund, World Precious Minerals Fund, Gold and Precious Metals Fund and China Region Fund had transfers from Level 1 to Level 2 in the amount of $530,665, $1,314,639, $1,051,000, $8,341 and

Notes to Portfolios of Investments  December 31, 2012

$26,250, respectively, due to the absence of a quoted trade at December 31, 2012, which resulted in the securities being valued at the mean between bid and asked quotations. The Eastern European Fund had transfers from Level 1 to Level 2 in the amount of $44,186,616 due to certain foreign securities being valued using a systematic fair value model at December 31, 2012, but not at the prior period end. The World Precious Minerals Fund transferred $640,206 during the year from Level 2 to Level 1 upon expiration of a regulatory hold. The Funds' policy is to recognize transfers in and transfers out as of the end of the reporting period.

The following is a reconciliation of assets and liabilities for which unobservable inputs (Level 3) were used in determining fair value during the period January 1, 2012, through December 31, 2012:

	Beginning Balance 12/31/11	Purchases	Sales	Total realized gain (loss)	Net change in unrealized appreciation (depreciation)	Paydowns	Transfers out of Level 3*	Ending Balance 12/31/12	Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/12(1)
Holmes Growth Fund
Investments in Securities Common Stocks:
Metal - Iron	$100,000	$—	$—	$—	$—	$—	$—	$100,000	$—
Quarrying	380,000	—	—	—	(49)	—	—	379,951	(49)
Real Estate Operating/ Development	100,000	—	—	—	—	—	—	100,000	—
Convertible Debenture:
Metal - Iron	100,000	—	—	—	—	—	—	100,000	—
Gold Linked Note:
Gold Mining	—	370,000	—	—	—	—	—	370,000	—
Corporate Notes:
Building - Heavy Construction	—	377,301	—	7,699	—	(385,000)	—	—	—
Electric - Generation	—	150,000	—	—	—	—	—	150,000	—
Transportation - Air Freight	—	250,000	—	—	—	—	—	250,000	—
Total Investments in Securities	$680,000	$1,147,301	$—	$7,699	$(49)	$(385,000)	$—	$1,449,951	$(49)
MegaTrends Fund
Investments in Securities Common Stocks:
Electric - Generation	$23,358	$—	$—	$—	$81,359	$—	$—	$104,717	$81,359
Energy - Alternate Sources	100,000	—	—	—	—	—	—	100,000	—
Metal - Iron	100,000	—	—	—	—	—	—	100,000	—
Quarrying	520,000	—	—	—	81	—	—	520,081	81
Real Estate Operating/ Development	326,533	—	—	—	—	—	—	326,533	—

Notes to Portfolios of Investments  December 31, 2012

	Beginning Balance 12/31/11	Purchases	Sales	Total realized gain (loss)	Net change in unrealized appreciation (depreciation)	Paydowns	Transfers out of Level 3*	Ending Balance 12/31/12	Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/12(1)
MegaTrends Fund (cont'd)
Investments in Securities (cont'd)
Convertible Debenture:
Metal - Iron	$100,000	$—	$—	$—	$—	$—	$—	$100,000	$—
Corporate Notes:
Building - Heavy Construction	—	151,900	—	3,100	—	(155,000)	—	—	—
Electric - Generation	—	100,000	—	—	—	—	—	100,000	—
Total Investments in Securities	$1,169,891	$251,900	$—	$3,100	$81,440	$(155,000)	$—	$1,351,331	$81,440
Global Resources Fund
Investments in Securities Common Stocks:
Electric - Generation	$325,779	$—	$—	$—	$1,134,740	$—	$—	$1,460,519	$1,134,740
Energy - Alternate Sources	2,400,000	—	(11,378)	(3,511,710)	3,523,088	—	—	2,400,000	—
Gold Mining	5,114	—	—	—	(3,814)	—	—	1,300	(3,814)
Metal - Copper	—	—	—	—	—	—	—	—	—
Metal - Diversified	2,250,000	—	—	—	(875,850)	—	—	1,374,150	(875,850)
Metal - Iron	2,600,000	—	—	—	—	—	—	2,600,000	—
Mining Services	281,270	—	—	—	4,620	—	—	285,890	4,620
Natural Resource Technology	7,500	—	—	—	43,447	—	—	50,947	43,447
Oil Refining & Marketing	415,466	—	—	—	10,924	—	—	426,390	10,924
Platinum	—	—	—	—	—	—	—	—	—
Quarrying	4,900,000	—	—	—	9	—	—	4,900,009	9
Real Estate Operating/ Development	7,443,544	—	—	—	—	—	—	7,443,544	—
Convertible Debenture:
Diversified Minerals	490,798	—	—	—	(343,163)	—	—	147,635	(343,163)
Gold Linked Note:
Gold Mining	—	8,615,000	—	—	—	—	—	8,615,000	—
Corporate Notes:
Building - Heavy Construction	—	4,326,709	—	88,291	—	(4,415,000)	—	—	—
Electric - Generation	—	3,000,000	—	—	—	—	—	3,000,000	—
Transportation - Air Freight	—	500,000	—	—	—	—	—	500,000	—
Total Investments in Securities	$21,119,471	$16,441,709	$(11,378)	$(3,423,419)	$3,494,001	$(4,415,000)	$—	$33,205,384	$(29,087)

Notes to Portfolios of Investments  December 31, 2012

	Beginning Balance 12/31/11	Purchases	Sales	Total realized gain (loss)	Net change in unrealized appreciation (depreciation)	Paydowns	Transfers out of Level 3*	Ending Balance 12/31/12	Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/12(1)
World Precious Minerals Fund
Investments in Securities Common Stocks:
Diamonds/ Precious Stones	$—	$—	$—	$(404,836)	$404,836	$—	$—	$—	$—
Gold Mining	3,465,857	—	—	—	(1,668,833)	—	—	1,797,024	(1,668,833)
Metal - Copper	—	—	—	—	—	—	—	—	—
Metal - Diversified	—	392,951	—	—	(4,908)	—	—	388,043	(4,908)
Oil Companies - Exploration & Production	—	—	—	—	—	—	—	—	—
Platinum	—	—	—	—	—	—	—	—	—
Warrants:
Metal - Diversified	—	—	—	—	—	—	—	—	—
Special Warrants:
Gold/Mineral Exploration & Development	—	—	—	—	—	—	—	—	—
Convertible Debenture:
Metal - Iron	1,200,000	—	—	—	—	—	—	1,200,000	—
Gold Linked Note:
Gold Mining	—	5,845,000	—	—	—	—	—	5,845,000	—
Corporate Note:
Electric - Generation	—	800,000	—	—	—	—	—	800,000	—
Total Investments in Securities	$4,665,857	$7,037,951	$—	$(404,836)	$(1,268,905)	$—	$—	$10,030,067	$(1,673,741)
Gold and Precious Metals Fund
Investments in Securities Gold Linked Note:
Gold Mining	$—	$2,940,000	$—	$—	$—	$—	$—	$2,940,000	$—
Corporate Notes:
Electric - Generation	—	300,000	—	—	—	—	—	300,000	—
Total Investments in Securities	$—	$3,240,000	$—	$—	$—	$—	$—	$3,240,000	$—
Eastern European Fund
Financial Derivatives Liabilities
Written Options	$—	$(223,450)	$86,180	$137,270	$—	$—	$—	$—	$—
Total	$—	$(223,450)	$86,180	$137,270	$—	$—	$—	$—	$—

Notes to Portfolios of Investments  December 31, 2012

	Beginning Balance 12/31/11	Purchases	Sales	Total realized gain (loss)	Net change in unrealized appreciation (depreciation)	Paydowns	Transfers out of Level 3*	Ending Balance 12/31/12	Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/12(1)
Global Emerging Markets Fund
Investments in Securities Convertible Debenture:
Metal - Iron	$100,000	$—	$—	$—	$—	$—	$—	$100,000	$—
Corporate Notes:
Building - Heavy Construction	—	88,200	—	1,584	(10,584)	(79,200)	—	—	—
Transportation - Air Freight	—	50,000	—	—	—	—	—	50,000	—
Electric - Generation	—	50,000	—	—	—	—	—	50,000	—
Total Investments in Securities	$100,000	$188,200	$—	$1,584	$(10,584)	$(79,200)	$—	$200,000	$—
China Region Fund
Investments in Securities Common Stocks:
Electronic Components - Miscellaneous	$—	$—	$—	$(17)	$17	$—	$—	$—	$—
Total Investments in Securities	$—	$—	$—	$(17)	$17	$—	$—	$—	$—

*  The Funds' policy is to recognize transfers in and transfers out as of the end of the reporting period.

(1)  Any difference between Net change in unrealized appreciation (depreciation) from Investments held as of December 31, 2012 may be due to an investment no longer held or categorized as Level 3 at year end.

Significant unobservable inputs developed by the Valuation Committee for material Level 3 investments are as follows:

	Fair Value at 12/31/12	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Holmes Growth Fund
Investments in Securities Common Stocks	$579,951	Market transaction(1)	Discount	0%
Convertible Debenture	100,000	Market transaction(1)	Discount	0%
Gold-Linked Note	370,000	Market transaction(1)	Discount	0%
Corporate Notes	400,000	Market transaction(1)	Discount	0%
MegaTrends Fund
Investments in Securities Common Stocks	1,151,331	Market transaction(1)	Discount	0%
Convertible Debenture	100,000	Market transaction(1)	Discount	0%
Corporate Note	100,000	Market transaction(1)	Discount	0%
Global Resources Fund
Investments in Securities Common Stocks	20,942,749	Market transaction(1)	Discount	0	%-100% (19%)
Convertible Debenture	147,635	Market transaction(1)	Discount	71%
Gold-Linked Note	8,615,000	Market transaction(1)	Discount	0%
Corporate Notes	3,500,000	Market transaction(1)	Discount	0%

Notes to Portfolios of Investments  December 31, 2012

	Fair Value at 12/31/12	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
World Precious Minerals Fund
Investments in Securities Common Stocks	$2,185,067	Market transaction(1)	Discount	0	%-100% (55%)
Warrants	—	Market transaction(1)	Discount	0%
Special Warrants	—	Market transaction(1)	Discount	100%
Convertible Debenture	1,200,000	Market transaction(1)	Discount	0%
Gold-Linked Note	5,845,000	Market transaction(1)	Discount	0%
Corporate Note	800,000	Market transaction(1)	Discount	0%
Gold and Precious Metals Fund
Investments in Securities Gold-Linked Note	2,940,000	Market transaction(1)	Discount	0%
Corporate Note	300,000	Market transaction(1)	Discount	0%
Global Emerging Markets Fund
Investments in Securities Convertible Debenture	100,000	Market transaction(1)	Discount	0%
Corporate Notes	100,000	Market transaction(1)	Discount	0%

(1)  Market transaction refers to most recent known market transaction, including transactions in which the fund participated, as adjusted for any discount as discussed below.

The majority of securities classified as Level 3 are private companies. The initial valuation is usually cost, which is then adjusted as determined by the Valuation Committee for subsequent known market transactions and evaluated for progress against anticipated milestones and current operations. An evaluation that the holding no longer meets expectations could result in the application of discounts and a significantly lower fair valuation.

Affiliated Companies - Indicated in Portfolio of Investments as "+"

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the year ended December 31, 2012.

	Shares of Affiliated Companies
Holmes Growth Fund	December 31, 2011	Additions	Reductions	December 31, 2012
IOU Financial, Inc.	1,520,000	18,000	—	1,538,000

At December 31, 2012, the value of investments in affiliated companies was $530,665 representing 1.53% of net assets, and the total cost was $596,721. There were no realized gains or losses on transactions, and there was no income earned for the year.

	Shares of Affiliated Companies
Global Resources Fund	December 31, 2011	Additions	Reductions	December 31, 2012
African Potash Ltd.	15,800,000	25,000	—	15,825,000
Agriterra Ltd.	50,972,900	25,012,000	(8,096,300)	67,888,600
Pacific Coal Resources Ltd.	18,793,115	4,246,000	—	23,039,115
Pacific Green Energy Corp.	2,400,000	—	—	2,400,000
Pacific Power Generation Corp.	4,868,396	—	—	4,868,396
Pacific Stone Tech, Inc.	22,659	—	—	22,659
PetroMagdalena Energy Corp.	9,153,485	243,735	(9,397,220)	—	(a)
Range Energy Resources, Inc.	15,100,000	—	—	15,100,000

Notes to Portfolios of Investments  December 31, 2012

At December 31, 2012, the value of investments in affiliated companies was $17,836,972 representing 3.35% of net assets, and the total cost was $44,639,852. Net realized losses on transactions were $6,610,324, and there was no income earned for the year.

	Shares of Affiliated Companies
World Precious Minerals Fund	December 31, 2011	Additions	Reductions	December 31, 2012
Aldridge Minerals, Inc.	2,000,000	34,500	—	2,034,500	(a)
Candente Gold Corp.	5,625,000	15,000	—	5,640,000
Golden Arrow Resources Corp.	2,150,000	5,000	—	2,155,000
Gran Colombia Gold Corp.	23,792,338	1,850,300	(256,800)	25,385,838
Klondex Mines Ltd.	3,060,000	1,428,200	—	4,488,200
Mirasol Resources Ltd.	2,125,000	85,000	—	2,210,000
Moss Lake Gold Mines Ltd.	3,345,000	—	—	3,345,000
PMI Gold Corp.	12,560,000	119,500	(7,679,500)	5,000,000	(a)
Rochester Resources Ltd.	7,755,000	—	(755,000)	7,000,000
Solvista Gold Corp.	2,685,000	—	(65,000)	2,620,000	(a)
West Kirkland Mining, Inc.	1,285,000	215,000	—	1,500,000	(a)

At December 31, 2012, the value of investments in affiliated companies was $22,358,033 representing 6.99% of net assets, and the total cost was $46,008,262. Net realized gains on transactions were $4,045,595, and there was no income earned for the year.

(a)  At December 31, 2012, the company is no longer defined as an affiliate, although it was an affiliated company during the year.

Restricted Securities - Indicated in Portfolio of Investments as "RS"

The following securities are subject to contractual and regulatory restrictions on resale or transfer. These investments may involve a high degree of business and financial risk. Because of the thinly traded markets for these investments, a Fund may be unable to liquidate its securities in a timely manner, especially if there is negative news regarding the specific securities or the markets overall. These securities could decline significantly in value before the Fund could liquidate these securities. The issuer bears the cost of registration, if any, involved in the disposition of these securities.

Holmes Growth Fund	Acquisition Date	Cost per Share/Unit
Aeroservicios Especializados, S.A de C.V., Corporate Note	12/31/12	$100.00
Andean Pacific Iron Corp., 144A (formerly Pacific Iron Corp.)	10/03/11	$1.00
Andean Pacific Iron Corp., Convertible Debenture	06/07/11	$100.00
Gran Colombia Gold Corp., 144A, Gold-Linked Note	10/26/12	$1,000.00
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	10/26/12	$0.00
Pacific Infrastructure, Inc.	11/22/10	$1.00
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00
Pacific Stone Tech, Inc.	04/19/10	$216.28

As of December 31, 2012, the total cost of restricted securities was $1,450,000 and the total value was $1,449,951, representing 4.19% of net assets.

MegaTrends Fund	Acquisition Date	Cost per Share/Unit
Andean Pacific Iron Corp., 144A (formerly Pacific Iron Corp.)	10/03/11	$1.00
Andean Pacific Iron Corp., Convertible Debenture	06/07/11	$100.00
Pacific Green Energy Corp.	03/24/11	$1.00
Pacific Infrastructure, Inc.	08/06/10-11/22/10	$1.00
Pacific Power Generation Corp.	08/06/10	$0.07
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00
Pacific Stone Tech, Inc.	04/19/10	$216.22

Notes to Portfolios of Investments  December 31, 2012

As of December 31, 2012, the total cost of restricted securities was $1,270,000 and the total value was $1,351,331, representing 12.92% of net assets.

Global Resources Fund	Acquisition Date	Cost per Share/Unit
Aeroservicios Especializados, S.A de C.V., Corporate Note	12/31/12	$100.00
Andean Pacific Iron Corp., 144A (formerly Pacific Iron Corp.)	10/03/11	$1.00
GoviEx Uranium, Inc.	10/04/07	$1.96
Gran Colombia Gold Corp., 144A, Gold-Linked Note	10/26/12	$1,000.00
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	10/26/12	$0.00
I-Pulse, Inc.	10/04/07	$1.88
Osmium Holdings S.A.	10/22/96-01/29/98	$987.07
Pacific Green Energy Corp.	03/24/11	$1.00
Pacific Infrastructure, Inc.	08/06/10-11/22/10	$1.00
Pacific Power Generation Corp.	08/06/10	$0.07
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00
Pacific Stone Tech, Inc.	04/19/10	$216.22
Value Creation, Inc.	08/11/06	$10.60

As of December 31, 2012, the total cost of restricted securities was $34,957,841 and the total value was $32,770,559, representing 6.15% of net assets.

World Precious Minerals Fund	Acquisition Date	Cost per Share/Unit
Andean Pacific Iron Corp., Convertible Debenture (formerly Pacific Iron Corp.)	06/07/11	$100.00
Difference Capital Funding, Inc., 144A, Special Warrants	10/26/12	$0.35
Gran Colombia Gold Corp., 144A, Gold-Linked Note	10/26/12	$1,000.00
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	10/26/12	$0.00
Osmium Holdings S.A.	10/22/96-01/29/98	$1,280.75
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00
Taurus Gold Ltd., 144A	05/31/11-12/12/12	$1.21
Western Exploration & Development Ltd., 144A, Special Warrants (December 2049)	08/14/97	$0.50

As of December 31, 2012, the total cost of restricted securities was $12,503,977 and the total value was $9,946,298, representing 3.11% of net assets.

Gold and Precious Metals Fund	Acquisition Date	Cost per Share/Unit
Gran Colombia Gold Corp., 144A, Gold-Linked Note	10/26/12	$1,000.00
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	10/26/12	$0.00
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00

As of December 31, 2012, the total cost of restricted securities was $3,240,000 and the total value was $3,240,000, representing 1.95% of net assets.

Global Emerging Markets Fund	Acquisition Date	Cost per Share/Unit
Aeroservicios Especializados, S.A de C.V., Corporate Note	12/31/12	$100.00
Andean Pacific Iron Corp., Convertible Debenture (formerly Pacific Iron Corp.)	06/07/11	$100.00
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00

As of December 31, 2012, the total cost of restricted securities was $200,000 and the total value was $200,000, representing 2.59% of net assets.

Statements of Assets and Liabilities

	U.S. Treasury Securities Cash Fund	U.S. Government Securities Savings Fund
Investments, at identified cost	$81,255,087	$140,528,085
Assets
Investments, at value:
Securities	$9,999,948	$76,852,583
Repurchase agreements	71,255,139	63,675,502
Cash	—	—
Receivables:
Interest	276	11,189
Capital shares sold	913,821	368,950
From adviser	6,436	—
Other assets	29,491	42,474
Total Assets	82,205,111	140,950,698
Liabilities
Payables:
Investments purchased	—	—
Capital shares redeemed	1,972,874	479,025
Advisor and affiliates	—	59
Dividends and distributions	—	—
Accounts payable and accrued expenses	40,387	46,533
Due to custodian	—	—
Total Liabilities	2,013,261	525,617
Net Assets	$80,191,850	$140,425,081
Net Assets Consist of:
Paid-in capital	$80,190,699	$140,422,550
Accumulated undistributed net investment income	1,151	2,531
Accumulated net realized loss on investments	—	—
Net unrealized appreciation of investments	—	—
Net assets applicable to capital shares outstanding	$80,191,850	$140,425,081
By share class
Net Assets
Investor class	$80,191,850	$140,425,081
Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	80,267,021	140,592,327
Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$1.00	$1.00

See accompanying notes to financial statements.

December 31, 2012

	Near-Term Tax Free Fund	Tax Free Fund
Investments, at identified cost	$42,959,324	$20,272,578
Assets
Investments, at value:
Securities	$39,712,906	$21,887,246
Repurchase agreements	4,547,030	—
Cash	—	938,794
Receivables:
Interest	481,498	274,697
Capital shares sold	—	96,099
From adviser	5,661	3,493
Other assets	9,061	7,511
Total Assets	44,756,156	23,207,840
Liabilities
Payables:
Investments purchased	112,015	—
Capital shares redeemed	53,829	15,782
Advisor and affiliates	—	—
Dividends and distributions	13,698	11,703
Accounts payable and accrued expenses	48,234	42,317
Due to custodian	19,070	—
Total Liabilities	246,846	69,802
Net Assets	$44,509,310	$23,138,038
Net Assets Consist of:
Paid-in capital	$43,405,759	$21,516,844
Accumulated undistributed net investment income	17,894	35,391
Accumulated net realized loss on investments	(214,956)	(28,865)
Net unrealized appreciation of investments	1,300,613	1,614,668
Net assets applicable to capital shares outstanding	$44,509,310	$23,138,038
By share class
Net Assets
Investor class	$44,509,310	$23,138,038
Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	19,606,610	1,790,505
Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$2.27	$12.92

Statements of Assets and Liabilities

	All American Equity Fund	Holmes Growth Fund	MegaTrends Fund
Investments, at identified cost	$15,937,072	$32,792,613	$10,509,543
Assets
Investments, at value:
Securities of unaffiliated issuers	$15,797,860	$30,952,313	$10,703,124
Securities of affiliated issuers	—	530,665	—
Repurchase agreements	960,296	3,289,258	—
Cash	—	—	56,439
Foreign currencies (Cost $0, $0, $0, $19,727 and $66,369)	—	—	—
Receivables:
Investments sold	53,049	491,028	2,315,120
Dividends and interest	11,902	19,171	14,843
Capital shares sold	74,085	3,559	849
From adviser	—	—	1,324
Other assets	18,793	24,317	19,236
Total Assets	16,915,985	35,310,311	13,110,935
Liabilities
Payables:
Investments purchased	—	548,870	2,490,223
Capital shares redeemed	14,944	42,163	116,748
Adviser and affiliates	12,238	34,686	—
Accounts payable and accrued expenses	42,735	45,214	47,037
Total Liabilities	69,917	670,933	2,654,008
Net Assets	$16,846,068	$34,639,378	$10,456,927
Net Assets Consist of:
Paid-in capital	$16,054,767	$31,726,268	$23,290,744
Accumulated undistributed net investment income (distributions in excess of net investment income)	43,951	(25,273)	(19,681)
Accumulated net realized gain (loss) on investments and foreign currencies	(73,734)	958,760	(13,007,716)
Net unrealized appreciation (depreciation) of investments and other assets and liabilities denominated in foreign currencies	821,084	1,979,623	193,580
Net assets applicable to capital shares outstanding	$16,846,068	$34,639,378	$10,456,927
By share class
Net Assets
Investor class	$16,846,068	$34,639,378	$10,326,664
Institutional class	N/A	N/A	130,263
Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	663,303	1,871,483	1,278,214
Institutional class	N/A	N/A	16,566
Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$25.40	$18.51	$8.08
Institutional class	N/A	N/A	7.86

See accompanying notes to financial statements.

December 31, 2012

	Global Resources Fund	World Precious Minerals Fund
Investments, at identified cost	$539,065,596	$408,118,392
Assets
Investments, at value:
Securities of unaffiliated issuers	$488,478,628	$279,460,750
Securities of affiliated issuers	17,836,972	22,358,033
Repurchase agreements	11,390,654	13,712,538
Cash	—	79,475
Foreign currencies (Cost $0, $0, $0, $19,727 and $66,369)	19,780	66,549
Receivables:
Investments sold	18,708,824	5,869,498
Dividends and interest	178,999	136,210
Capital shares sold	1,236,554	150,557
From adviser	—	—
Other assets	137,848	104,170
Total Assets	537,988,259	321,937,780
Liabilities
Payables:
Investments purchased	3,186,367	752,548
Capital shares redeemed	1,481,815	834,598
Adviser and affiliates	688,196	375,475
Accounts payable and accrued expenses	184,459	154,534
Total Liabilities	5,540,837	2,117,155
Net Assets	$532,447,422	$319,820,625
Net Assets Consist of:
Paid-in capital	$931,944,240	$562,519,906
Accumulated undistributed net investment income (distributions in excess of net investment income)	4,847,474	(25,841,906)
Accumulated net realized gain (loss) on investments and foreign currencies	(382,986,873)	(124,269,571)
Net unrealized appreciation (depreciation) of investments and other assets and liabilities denominated in foreign currencies	(21,357,419)	(92,587,804)
Net assets applicable to capital shares outstanding	$532,447,422	$319,820,625
By share class
Net Assets
Investor class	$438,371,904	$319,051,832
Institutional class	94,075,518	768,793
Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	44,780,392	27,274,074
Institutional class	9,656,594	65,744
Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$9.79	$11.70
Institutional class	9.74	11.69

Statements of Assets and Liabilities

	Gold and Precious Metals Fund	Eastern European Fund
Investments, at identified cost	$177,071,867	$148,881,443
Assets
Investments, at value:
Securities	$144,177,734	$174,515,979
Repurchase agreements	21,514,872	—
Cash	1,124	693,523
Foreign currencies (Cost $16,535, $0, $1,205 and $5,352)	16,580	—
Receivables:
Investments sold	15,809	1,333,544
Dividends and interest	162,944	145,935
Capital shares sold	1,744,127	191,601
From adviser	—	—
Other assets	68,449	61,249
Total Assets	167,701,639	176,941,831
Liabilities
Payables:
Investments purchased	637,292	1,953,886
Capital shares redeemed	237,195	637,477
Adviser and affiliates	209,737	241,324
Accounts payable and accrued expenses	93,400	98,464
Written options at value (Premiums $0, $291,560, $0 and $0)	—	324,000
Total Liabilities	1,177,624	3,255,151
Net Assets	$166,524,015	$173,686,680
Net Assets Consist of:
Paid-in capital	$193,734,160	$461,727,695
Accumulated undistributed net investment income (distributions in excess of net investment income)	(1,677,267)	1,655,933
Accumulated net realized loss on investments and foreign currencies	(14,152,753)	(315,297,755)
Net unrealized appreciation (depreciation) of investments and other assets and liabilities denominated in foreign currencies	(11,380,125)	25,600,807
Net assets applicable to capital shares outstanding	$166,524,015	$173,686,680
By share class
Net Assets
Investor class	$166,524,015	$173,686,680
Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	14,133,735	18,807,948
Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$11.78	$9.23

See accompanying notes to financial statements.

December 31, 2012

	Global Emerging Markets Fund	China Region Fund
Investments, at identified cost	$7,205,051	$26,318,922
Assets
Investments, at value:
Securities	$6,869,531	$28,997,672
Repurchase agreements	—	—
Cash	859,880	354,009
Foreign currencies (Cost $16,535, $0, $1,205 and $5,352)	1,206	5,354
Receivables:
Investments sold	161,927	1,639,897
Dividends and interest	20,490	2,660
Capital shares sold	141	10,638
From adviser	14,908	—
Other assets	21,279	28,594
Total Assets	7,949,362	31,038,824
Liabilities
Payables:
Investments purchased	108,098	1,747,234
Capital shares redeemed	61,049	40,973
Adviser and affiliates	—	22,895
Accounts payable and accrued expenses	65,724	67,915
Written options at value (Premiums $0, $291,560, $0 and $0)	—	—
Total Liabilities	234,871	1,879,017
Net Assets	$7,714,491	$29,159,807
Net Assets Consist of:
Paid-in capital	$20,734,689	$48,304,329
Accumulated undistributed net investment income (distributions in excess of net investment income)	(12,968)	(47,597)
Accumulated net realized loss on investments and foreign currencies	(12,671,587)	(21,775,669)
Net unrealized appreciation (depreciation) of investments and other assets and liabilities denominated in foreign currencies	(335,643)	2,678,744
Net assets applicable to capital shares outstanding	$7,714,491	$29,159,807
By share class
Net Assets
Investor class	$7,714,491	$29,159,807
Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	1,053,536	3,829,949
Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$7.32	$7.61

Statements of Operations

Net Investment Income	U.S. Treasury Securities Cash Fund	U.S. Government Securities Savings Fund
Income:
Interest and other	$115,685	$212,750
Expenses:
Management fee	422,281	785,411
Administrative services fee	67,565	125,666
Transfer agent fees and expenses	187,270	198,990
Accounting service fees and expenses	46,032	50,950
Professional fees	34,944	43,981
Custodian fees	64,152	51,504
Shareholder reporting expenses	14,079	18,398
Registration fees	23,440	22,302
Trustee fees and expenses	23,529	23,529
Miscellaneous expenses	25,841	40,661
Total expenses before reductions	909,133	1,361,392
Expenses offset - Note 1 H	(6)	—
Expenses reimbursed - Note 3	(802,023)	(1,164,395)
Net expenses	107,104	196,997
Net Investment Income	8,581	15,753
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from securities	—	—
Net change in unrealized appreciation of investments	—	—
Net Realized and Unrealized Gain on Investments	—	—
Net Increase In Net Assets Resulting From Operations	$8,581	$15,753

See accompanying notes to financial statements.

For the Year Ended December 31, 2012

Net Investment Income	Near-Term Tax Free Fund	Tax Free Fund
Income:
Interest and other	$1,035,508	$876,334
Expenses:
Management fee	195,033	169,226
Administrative services fee	31,205	18,051
Transfer agent fees and expenses	64,770	53,231
Accounting service fees and expenses	79,969	67,447
Professional fees	40,145	36,511
Custodian fees	15,215	11,430
Shareholder reporting expenses	8,743	8,483
Registration fees	17,755	17,183
Trustee fees and expenses	23,529	23,529
Miscellaneous expenses	9,499	9,089
Total expenses before reductions	485,863	414,180
Expenses offset - Note 1 H	(160)	(253)
Expenses reimbursed - Note 3	(310,168)	(255,982)
Net expenses	175,535	157,945
Net Investment Income	859,973	718,389
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from securities	(278)	1,339
Net change in unrealized appreciation of investments	67,999	487,421
Net Realized and Unrealized Gain on Investments	67,721	488,760
Net Increase In Net Assets Resulting From Operations	$927,694	$1,207,149

Statements of Operations

Net Investment Income	All American Equity Fund	Holmes Growth Fund	MegaTrends Fund
Income:
Dividends from unaffiliated issuers	$426,225	$447,406	$301,598
Foreign tax withheld on dividends	(2,028)	(5,432)	(10,006)
Net dividends	424,197	441,974	291,592
Interest and other	852	49,873	19,169
Total income	425,049	491,847	310,761
Expenses:
Management fee	137,200	271,471	95,403
Administrative services fee	13,720	29,288	5,252
Administrative services fee - Investor class	—	—	4,806
Administrative services fee - Institutional class	—	—	446
Transfer agent fees and expenses - Investor class	82,449	80,105	54,746
Transfer agent fees and expenses - Institutional class	—	—	18,121
Accounting service fees and expenses	52,736	53,240	63,887
Professional fees	37,681	39,509	41,127
Distribution plan fee	42,875	91,526	30,036
Custodian fees	17,432	30,374	33,977
Shareholder reporting expenses - Investor class	18,537	13,050	9,404
Shareholder reporting expenses - Institutional class	—	—	2,319
Registration fees	16,466	18,963	7,352
Registration fees - Investor class	—	—	10,817
Registration fees - Institutional class	—	—	9,704
Trustee fees and expenses	23,529	23,529	23,529
Miscellaneous expenses	23,177	26,498	24,221
Total expenses before reductions	465,802	677,553	435,147
Expenses offset - Note 1 H	(234)	(119)	(171)
Expenses reimbursed - Note 3	(88,267)	(417)	(157,664)
Net expenses	377,301	677,017	277,312
Net Investment Income (Loss)	47,748	(185,170)	33,449
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	1,172,945	970,936	1,134,844
Securities from affiliated issuers	—	—	—
Written options	135,447	322,831	37,590
Foreign currency transactions	290	13,525	(16,102)
Net realized gain (loss)	1,308,682	1,307,292	1,156,332
Net change in unrealized appreciation (depreciation) of:
Investments	530,905	1,260,558	(403,798)
Written options	580	3,129	7,085
Other assets and liabilities denominated in foreign currencies	—	(113)	1
Net unrealized appreciation (depreciation)	531,485	1,263,574	(396,712)
Net Realized and Unrealized Gain (Loss) on Investments	1,840,167	2,570,866	759,620
Net Increase (Decrease) In Net Assets Resulting From Operations	$1,887,915	$2,385,696	$793,069

See accompanying notes to financial statements.

For the Year Ended December 31, 2012

Net Investment Income	Global Resources Fund	World Precious Minerals Fund
Income:
Dividends from unaffiliated issuers	$10,738,241	$1,782,064
Foreign tax withheld on dividends	(253,149)	(155,377)
Net dividends	10,485,092	1,626,687
Interest and other	983,683	660,320
Total income	11,468,775	2,287,007
Expenses:
Management fee	4,947,323	2,800,182
Administrative services fee	219,746	151,950
Administrative services fee - Investor class	197,897	151,572
Administrative services fee - Institutional class	21,849	378
Transfer agent fees and expenses - Investor class	1,137,988	734,926
Transfer agent fees and expenses - Institutional class	55,615	18,007
Accounting service fees and expenses	197,106	140,580
Professional fees	101,722	103,710
Distribution plan fee	1,236,859	947,324
Custodian fees	144,645	200,010
Shareholder reporting expenses - Investor class	130,101	85,687
Shareholder reporting expenses - Institutional class	4,378	5,359
Registration fees	15,974	11,573
Registration fees - Investor class	16,949	28,466
Registration fees - Institutional class	19,380	10,174
Trustee fees and expenses	23,529	23,529
Miscellaneous expenses	158,018	113,984
Total expenses before reductions	8,629,079	5,527,411
Expenses offset - Note 1 H	(154)	(38)
Expenses reimbursed - Note 3	(101,221)	(33,919)
Net expenses	8,527,704	5,493,454
Net Investment Income (Loss)	2,941,071	(3,206,447)
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	(1,404,261)	(31,246,539)
Securities from affiliated issuers	(6,610,324)	4,045,595
Written options	4,264,061	1,687,665
Foreign currency transactions	(171,654)	(161,987)
Net realized gain (loss)	(3,922,178)	(25,675,266)
Net change in unrealized appreciation (depreciation) of:
Investments	39,107,980	(17,138,064)
Written options	(177,662)	—
Other assets and liabilities denominated in foreign currencies	15,875	(2,910)
Net unrealized appreciation (depreciation)	38,946,193	(17,140,974)
Net Realized and Unrealized Gain (Loss) on Investments	35,024,015	(42,816,240)
Net Increase (Decrease) In Net Assets Resulting From Operations	$37,965,086	$(46,022,687)

Statements of Operations

Net Investment Income	Gold and Precious Metals Fund	Eastern European Fund
Income:
Dividends from unaffiliated issuers	$1,255,934	$7,883,326
Foreign tax withheld on dividends	(120,254)	(1,208,146)
Net dividends	1,135,680	6,675,180
Interest and other	659,828	10,630
Total income	1,795,508	6,685,810
Expenses:
Management fee	1,522,280	2,360,964
Administrative services fee	142,842	151,102
Transfer agent fees and expenses	310,683	490,150
Accounting service fees and expenses	81,226	83,339
Professional fees	58,735	54,552
Distribution plan fee	446,381	472,193
Custodian fees	130,208	261,148
Shareholder reporting expenses	58,641	64,433
Registration fees	23,627	20,427
Trustee fees and expenses	23,529	23,529
Miscellaneous expenses	72,990	72,521
Total expenses before reductions	2,871,142	4,054,358
Expenses offset - Note 1 H	(58)	(238)
Expenses reimbursed - Note 3	—	—
Net expenses	2,871,084	4,054,120
Net Investment Income (Loss)	(1,075,576)	2,631,690
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	(10,484,624)	8,097,428
Written options	1,874,449	3,959,064
Foreign currency transactions	(161,763)	(416,428)
Net realized gain (loss)	(8,771,938)	11,640,064
Net change in unrealized appreciation (depreciation) of:
Investments	(2,501,451)	20,220,279
Written options	—	(861,076)
Other assets and liabilities denominated in foreign currencies	(948)	(1,457)
Net unrealized appreciation (depreciation)	(2,502,399)	19,357,746
Net Realized and Unrealized Gain (Loss) on Investments	(11,274,337)	30,997,810
Net Increase (Decrease) In Net Assets Resulting From Operations	$(12,349,913)	$33,629,500

See accompanying notes to financial statements.

For the Year Ended December 31, 2012

Net Investment Income	Global Emerging Markets Fund	China Region Fund
Income:
Dividends from unaffiliated issuers	$270,884	$924,928
Foreign tax withheld on dividends	(24,083)	(75,438)
Net dividends	246,801	849,490
Interest and other	9,937	680
Total income	256,738	850,170
Expenses:
Management fee	89,279	282,708
Administrative services fee	6,588	23,891
Transfer agent fees and expenses	51,508	111,664
Accounting service fees and expenses	63,743	64,122
Professional fees	54,751	51,061
Distribution plan fee	20,589	74,661
Custodian fees	77,827	87,972
Shareholder reporting expenses	8,992	20,178
Registration fees	17,604	17,003
Trustee fees and expenses	23,529	23,529
Miscellaneous expenses	28,237	32,807
Total expenses before reductions	442,647	789,596
Expenses offset - Note 1 H	(99)	(171)
Expenses reimbursed - Note 3	(207,096)	(118,466)
Net expenses	235,452	670,959
Net Investment Income (Loss)	21,286	179,211
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	(207,478)	(1,473,887)
Written options	—	103,620
Foreign currency transactions	(23,627)	(88,169)
Net realized gain (loss)	(231,105)	(1,458,436)
Net change in unrealized appreciation (depreciation) of:
Investments	770,906	4,620,727
Written options	—	—
Other assets and liabilities denominated in foreign currencies	3,778	562
Net unrealized appreciation (depreciation)	774,684	4,621,289
Net Realized and Unrealized Gain (Loss) on Investments	543,579	3,162,853
Net Increase (Decrease) In Net Assets Resulting From Operations	$564,865	$3,342,064

Statements of Changes in Net Assets

	U.S. Treasury Securities Cash Fund		U.S. Government Securities Savings Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets
From operations:
Net investment income	$8,581	$9,581	$15,753	$19,158
Net realized loss	—	—	—	—
Net unrealized appreciation	—	—	—	—
Net increase in net assets from operations	8,581	9,581	15,753	19,158
Distributions to shareholders:
From net investment income
Investor class	(8,500)	(9,580)	(15,792)	(19,158)
Total distributions to shareholders	(8,500)	(9,580)	(15,792)	(19,158)
From capital share transactions:
Proceeds from shares sold Investor class	77,104,085	120,809,457	79,402,411	128,977,341
Distributions reinvested Investor class	8,382	9,481	15,570	19,023
	77,112,467	120,818,938	79,417,981	128,996,364
Cost of shares redeemed Investor class	(87,477,230)	(129,753,637)	(110,656,435)	(161,167,483)
Net increase (decrease) in net assets from capital share transactions	(10,364,763)	(8,934,699)	(31,238,454)	(32,171,119)
Net Increase (Decrease) in Net Assets	(10,364,682)	(8,934,698)	(31,238,493)	(32,171,119)
Net Assets
Beginning of year	90,556,532	99,491,230	171,663,574	203,834,693
End of year	$80,191,850	$90,556,532	$140,425,081	$171,663,574
Accumulated undistributed net investment income, end of year	$1,151	$989	$2,531	$1,037
Capital Share Activity
Investor class:
Shares sold	77,104,085	120,809,457	79,402,411	128,977,341
Shares reinvested	8,382	9,481	15,570	19,023
Shares redeemed	(87,477,230)	(129,753,637)	(110,656,435)	(161,167,483)
Net share activity	(10,364,763)	(8,934,699)	(31,238,454)	(32,171,119)

See accompanying notes to financial statements.

	Near-Term Tax Free Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets
From operations:
Net investment income	$859,973	$747,326
Net realized loss	(278)	(3,345)
Net unrealized appreciation	67,999	625,874
Net increase in net assets from operations	927,694	1,369,855
Distributions to shareholders:
From net investment income
Investor class	(866,558)	(740,487)
Total distributions to shareholders	(866,558)	(740,487)
From capital share transactions:
Proceeds from shares sold Investor class	15,981,583	18,439,087
Distributions reinvested Investor class	739,939	621,654
	16,721,522	19,060,741
Cost of shares redeemed Investor class	(7,286,999)	(13,814,303)
Net increase (decrease) in net assets from capital share transactions	9,434,523	5,246,438
Net Increase (Decrease) in Net Assets	9,495,659	5,875,806
Net Assets
Beginning of year	35,013,651	29,137,845
End of year	$44,509,310	$35,013,651
Accumulated undistributed net investment income, end of year	$17,894	$24,479
Capital Share Activity
Investor class:
Shares sold	7,020,534	8,221,829
Shares reinvested	325,398	277,696
Shares redeemed	(3,202,347)	(6,167,294)
Net share activity	4,143,585	2,332,231

Statements of Changes in Net Assets

	Tax Free Fund		All American Equity Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$718,389	$705,597	$47,748	$(55,708)
Net realized gain (loss)	1,339	(19,336)	1,308,682	2,492,375
Net unrealized appreciation (depreciation)	487,421	986,522	531,485	(2,387,462)
Net increase (decrease) in net assets from operations	1,207,149	1,672,783	1,887,915	49,205
Distributions to shareholders:
From net investment income
Investor class	(718,429)	(703,629)	—	(22,535)
From net capital gains
Investor class	—	—	—	—
Total distributions to shareholders	(718,429)	(703,629)	—	(22,535)
From capital share transactions:
Proceeds from shares sold Investor class	6,942,742	9,687,519	2,230,319	3,210,827
Distributions reinvested Investor class	570,049	556,800	—	22,115
Proceeds from short-term trading fees Investor class	—	—	485	852
	7,512,791	10,244,319	2,230,804	3,233,794
Cost of shares redeemed Investor class	(6,526,795)	(9,344,395)	(3,671,270)	(4,621,747)
Net increase (decrease) in net assets from capital share transactions	985,996	899,924	(1,440,466)	(1,387,953)
Net Increase (Decrease) in Net Assets	1,474,716	1,869,078	447,449	(1,361,283)
Net Assets
Beginning of year	21,663,322	19,794,244	16,398,619	17,759,902
End of year	$23,138,038	$21,663,322	$16,846,068	$16,398,619
Accumulated undistributed net investment income (distributions in excess of net investment income), end of year	$35,391	$35,431	$43,951	$—
Capital Share Activity
Investor class:
Shares sold	539,707	784,189	90,701	141,343
Shares reinvested	44,307	45,303	—	974
Shares redeemed	(508,977)	(761,849)	(149,051)	(202,449)
Net share activity	75,037	67,643	(58,350)	(60,132)

See accompanying notes to financial statements.

	Holmes Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$(185,170)	$(497,883)
Net realized gain (loss)	1,307,292	5,164,661
Net unrealized appreciation (depreciation)	1,263,574	(6,821,178)
Net increase (decrease) in net assets from operations	2,385,696	(2,154,400)
Distributions to shareholders:
From net investment income
Investor class	—	—
From net capital gains
Investor class	(563,945)	—
Total distributions to shareholders	(563,945)	—
From capital share transactions:
Proceeds from shares sold Investor class	2,717,164	5,414,367
Distributions reinvested Investor class	521,245	—
Proceeds from short-term trading fees Investor class	4	282
	3,238,413	5,414,649
Cost of shares redeemed Investor class	(5,736,316)	(8,548,931)
Net increase (decrease) in net assets from capital share transactions	(2,497,903)	(3,134,282)
Net Increase (Decrease) in Net Assets	(676,152)	(5,288,682)
Net Assets
Beginning of year	35,315,530	40,604,212
End of year	$34,639,378	$35,315,530
Accumulated undistributed net investment income (distributions in excess of net investment income), end of year	$(25,273)	$(38,926)
Capital Share Activity
Investor class:
Shares sold	139,071	285,326
Shares reinvested	28,115	—
Shares redeemed	(300,437)	(457,268)
Net share activity	(133,251)	(171,942)

Statements of Changes in Net Assets

	MegaTrends Fund		Global Resources Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$33,449	$75,605	$2,941,071	$(6,704,492)
Net realized gain (loss)	1,156,332	746,616	(3,922,178)	92,677,766
Net unrealized appreciation (depreciation)	(396,712)	(3,248,142)	38,946,193	(257,110,809)
Net increase (decrease) in net assets from operations	793,069	(2,425,921)	37,965,086	(171,137,535)
Distributions to shareholders:
From net investment income
Investor class	(49,108)	—	(9,700,159)	(19,762,685)
Institutional class	(4,806)	(18,363)	(3,187,762)	(2,765,455)
Total distributions to shareholders	(53,914)	(18,363)	(12,887,921)	(22,528,140)
From capital share transactions:
Proceeds from shares sold Investor class	491,825	1,175,368	51,610,831	329,405,494
Institutional class	18,619	4,055	43,381,958	65,210,041
Distributions reinvested Investor class	44,847	—	9,250,371	18,848,694
Institutional class	4,536	18,294	3,174,978	2,763,078
Proceeds from short-term trading fees Investor class	18	186	3,980	34,386
Institutional class	—	—	77	330
	559,845	1,197,903	107,422,195	416,262,023
Cost of shares redeemed Investor class	(3,306,097)	(3,104,574)	(196,087,325)	(528,179,707)
Institutional class	(2,443,413)	(1,043,306)	(11,742,608)	(16,119,819)
Net decrease in net assets from capital share transactions	(5,189,665)	(2,949,977)	(100,407,738)	(128,037,503)
Net Decrease in Net Assets	(4,450,510)	(5,394,261)	(75,330,573)	(321,703,178)
Net Assets
Beginning of year	14,907,437	20,301,698	607,777,995	929,481,173
End of year	$10,456,927	$14,907,437	$532,447,422	$607,777,995
Accumulated undistributed net investment income (distributions in excess of net investment income), end of year	$(19,681)	$56,212	$4,847,474	$(3,453,053)
Capital Share Activity
Investor class:
Shares sold	61,160	137,469	5,290,383	27,713,544
Shares reinvested	5,620	—	955,617	1,945,170
Shares redeemed	(410,051)	(366,522)	(20,403,092)	(47,235,677)
Net share activity	(343,271)	(229,053)	(14,157,092)	(17,576,963)
Institutional class:
Shares sold	2,339	470	4,563,077	5,816,125
Shares reinvested	585	2,366	329,696	284,267
Shares redeemed	(309,025)	(131,987)	(1,198,556)	(1,634,637)
Net share activity	(306,101)	(129,151)	3,694,217	4,465,755

See accompanying notes to financial statements.

	World Precious Minerals Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$(3,206,447)	$(9,183,096)
Net realized gain (loss)	(25,675,266)	77,717,916
Net unrealized appreciation (depreciation)	(17,140,974)	(309,429,697)
Net increase (decrease) in net assets from operations	(46,022,687)	(240,894,877)
Distributions to shareholders:
From net investment income
Investor class	—	(60,523,518)
Institutional class	—	(275,428)
Total distributions to shareholders	—	(60,798,946)
From capital share transactions:
Proceeds from shares sold Investor class	36,851,148	124,020,055
Institutional class	31,435	964,702
Distributions reinvested Investor class	—	57,314,672
Institutional class	—	274,167
Proceeds from short-term trading fees Investor class	8,741	33,977
Institutional class	—	—
	36,891,324	182,607,573
Cost of shares redeemed Investor class	(108,472,249)	(270,949,550)
Institutional class	(762,575)	(608,504)
Net decrease in net assets from capital share transactions	(72,343,500)	(88,950,481)
Net Decrease in Net Assets	(118,366,187)	(390,644,304)
Net Assets
Beginning of year	438,186,812	828,831,116
End of year	$319,820,625	$438,186,812
Accumulated undistributed net investment income (distributions in excess of net investment income), end of year	$(25,841,906)	$(52,842,742)
Capital Share Activity
Investor class:
Shares sold	2,986,280	6,398,124
Shares reinvested	—	3,963,750
Shares redeemed	(8,829,230)	(14,339,094)
Net share activity	(5,842,950)	(3,977,220)
Institutional class:
Shares sold	2,159	46,404
Shares reinvested	—	19,079
Shares redeemed	(64,822)	(37,249)
Net share activity	(62,663)	28,234

Statements of Changes in Net Assets

	Gold and Precious Metals Fund		Eastern European Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$(1,075,576)	$(2,670,423)	$2,631,690	$828,165
Net realized gain (loss)	(8,771,938)	30,987,057	11,640,064	47,395,544
Net unrealized appreciation (depreciation)	(2,502,399)	(96,434,285)	19,357,746	(136,103,572)
Net increase (decrease) in net assets from operations	(12,349,913)	(68,117,651)	33,629,500	(87,879,863)
Distributions to shareholders:
From net investment income
Investor class	(256,589)	—	(1,152,778)	—
From net capital gains
Investor class	—	(34,374,528)	—	—
Total distributions to shareholders	(256,589)	(34,374,528)	(1,152,778)	—
From capital share transactions:
Proceeds from shares sold Investor class	25,898,154	61,594,825	8,103,453	14,570,015
Distributions reinvested Investor class	238,024	32,104,658	1,112,837	—
Proceeds from short-term trading fees Investor class	6,075	29,700	47,545	101,769
	26,142,253	93,729,183	9,263,835	14,671,784
Cost of shares redeemed Investor class	(42,098,880)	(97,098,643)	(61,652,693)	(173,230,246)
Net decrease in net assets from capital share transactions	(15,956,627)	(3,369,460)	(52,388,858)	(158,558,462)
Net Decrease in Net Assets	(28,563,129)	(105,861,639)	(19,912,136)	(246,438,325)
Net Assets
Beginning of year	195,087,144	300,948,783	193,598,816	440,037,141
End of year	$166,524,015	$195,087,144	$173,686,680	$193,598,816
Accumulated undistributed net investment income (distributions in excess of net investment income), end of year	$(1,677,267)	$(2,392,924)	$1,655,933	$557,717
Capital Share Activity
Investor class:
Shares sold	2,126,571	3,513,454	915,162	1,388,107
Shares reinvested	19,952	2,293,190	123,375	—
Shares redeemed	(3,488,632)	(5,686,862)	(7,091,293)	(17,244,772)
Net share activity	(1,342,109)	119,782	(6,052,756)	(15,856,665)

See accompanying notes to financial statements.

	Global Emerging Markets Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$21,286	$(76,385)
Net realized gain (loss)	(231,105)	(205,090)
Net unrealized appreciation (depreciation)	774,684	(2,847,479)
Net increase (decrease) in net assets from operations	564,865	(3,128,954)
Distributions to shareholders:
From net investment income
Investor class	—	—
From net capital gains
Investor class	—	—
Total distributions to shareholders	—	—
From capital share transactions:
Proceeds from shares sold Investor class	735,081	1,636,143
Distributions reinvested Investor class	—	—
Proceeds from short-term trading fees Investor class	3,216	4,737
	738,297	1,640,880
Cost of shares redeemed Investor class	(1,812,833)	(3,690,625)
Net decrease in net assets from capital share transactions	(1,074,536)	(2,049,745)
Net Decrease in Net Assets	(509,671)	(5,178,699)
Net Assets
Beginning of year	8,224,162	13,402,861
End of year	$7,714,491	$8,224,162
Accumulated undistributed net investment income (distributions in excess of net investment income), end of year	$(12,968)	$(35,537)
Capital Share Activity
Investor class:
Shares sold	100,715	196,681
Shares reinvested	—	—
Shares redeemed	(253,227)	(452,700)
Net share activity	(152,512)	(256,019)

Statements of Changes in Net Assets

	China Region Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$179,211	$(280,687)
Net realized loss	(1,458,436)	(5,024,899)
Net unrealized appreciation (depreciation)	4,621,289	(8,566,683)
Net increase (decrease) in net assets from operations	3,342,064	(13,872,269)
Distributions to shareholders:
From net investment income
Investor class	(65,330)	—
Total distributions to shareholders	(65,330)	—
From capital share transactions:
Proceeds from shares sold Investor class	3,015,349	9,973,299
Distributions reinvested Investor class	60,889	—
Proceeds from short-term trading fees Investor class	17,955	46,667
	3,094,193	10,019,966
Cost of shares redeemed Investor class	(7,846,097)	(17,356,116)
Net decrease in net assets from capital share transactions	(4,751,904)	(7,336,150)
Net Decrease in Net Assets	(1,475,170)	(21,208,419)
Net Assets
Beginning of year	30,634,977	51,843,396
End of year	$29,159,807	$30,634,977
Distributions in excess of net investment income, end of year	$(47,597)	$(122,366)
Capital Share Activity
Investor class:
Shares sold	415,996	1,142,964
Shares reinvested	8,195	—
Shares redeemed	(1,094,661)	(2,117,326)
Net share activity	(670,470)	(974,362)

See accompanying notes to financial statements.

Notes to Financial Statements   December 31, 2012

Note 1: Significant Accounting Policies

U.S. Global Investors Funds (Trust), consisting of thirteen separate funds (Funds), is organized as a Delaware statutory trust. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. All funds are diversified with the exception of the Global Resources, World Precious Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region. A nondiversified fund may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

On December 12, 2012, the name of the Global MegaTrends Fund changed to the MegaTrends Fund.

Each fund has an Investor Class of shares. The MegaTrends, Global Resources and World Precious Minerals Funds also have an Institutional Class of shares that is subject to a higher minimum investment. Each share class has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class, as detailed further below.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A. Security Valuations

The Funds value equity investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange of its market at the time of daily valuation. Equity securities for which no sale was reported are valued at the mean between the last reported bid and asked quotation. Short-term investments with effective maturities of sixty days or less at the date of purchase are valued at amortized cost, which approximates market value. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued by an independent pricing service using an evaluated quote based on such factors as institutional-size trading in similar groups of securities, yield, quality, maturity, coupon rate, type of issue, individual trading characteristics and other market data.

B. Fair Valued Securities

Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith by the Adviser's Valuation Committee, under policies and procedures established by the Funds' Board of Trustees. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Valuation Committee meets on a regular basis to review securities which may not have readily available market prices and considers a number of factors in determining fair value, including nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market

Notes to Financial Statements   December 31, 2012

experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed. The Valuation Committee regularly reviews inputs and assumptions and performs transactional back-testing and disposition analysis. The Valuation Committee reports quarterly to the Funds' Board of Trustees.

For securities traded on international exchanges, if events which may materially affect the value of a Fund's securities occur after the close of the primary exchange and before a Fund's net asset value is next determined, then those securities will be valued at their fair value as determined in good faith under the supervision of the Board of Trustees. The Funds may use a systematic fair value model provided by an independent third party to value international securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange, or foreign market holidays.

C. Security Transactions and Investment Income

Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund has confirmed the ex-dividend date. Interest income, which may include original issue discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Investment income and realized and unrealized gains (losses) are allocated to each Fund's share class based on their respective net assets.

The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

D. Repurchase Agreements

The Funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold as collateral, underlying securities with a value exceeding the principal amount of the repurchase obligation. The Funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

E. Foreign Currency Transactions

Some Funds may invest in securities of foreign issuers. The accounting records of these Funds are maintained in U.S. dollars. At each net asset value determination

Notes to Financial Statements   December 31, 2012

date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

F. Federal Income Taxes

The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each Fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the Fund's understanding of the tax rules and regulations in the foreign markets.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2012 tax returns. The Funds' 2009, 2010, 2011 and 2012 tax returns are open to examination by the federal and applicable state tax authorities. The Funds have no examinations in progress.

G. Dividends and Distributions to Shareholders

The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

The Funds generally pay income dividends and distribute capital gains, if any, annually. The U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds accrue dividends on a daily basis with payment monthly. The Tax Free and Near-Term Tax Free Funds pay monthly dividends. Dividends and distributions payable at period end are processed for reinvestment on the following business day. A Fund may elect to designate a portion of the earnings and profits distributed to shareholders on the redemption of fund shares during the year as distributions for federal income tax purposes. Differences in per share dividend rates for multiclass funds generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses.

Notes to Financial Statements   December 31, 2012

H. Expenses

Fund specific expenses are allocated to that Fund and pro rata across share classes. Expenses that are not fund specific are allocated among Funds and pro rata across share classes. Class specific expenses (including, but not limited to, distribution plan fees, if any, a portion of the administrative services fees, transfer agency fees and expenses, shareholder reporting expenses and certain legal and registration fees) are allocated to the class that incurs such expense. Expense offset arrangements have been made with the Funds' custodian so the custodian fees may be paid indirectly by credits earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments. Custodian fees are presented in the Statements of Operations gross of such credits, and the credits are presented as offsets to expenses.

I. Short-Term Trading (Redemption) Fees

Shares held in the All American Equity and Holmes Growth Funds 30 days or less are subject to a short-term trading fee equal to 0.10% of the proceeds of the redeemed shares. Shares held in the MegaTrends and Global Resources Funds 30 days or less are subject to a short-term trading fee equal to 0.25% of the proceeds of the redeemed shares. Shares held 30 days or less in the World Precious Minerals and Gold and Precious Metals Funds are subject to a short-term trading fee equal to 0.50% of the proceeds of the redeemed shares. Shares held in the Eastern European and Global Emerging Markets Funds 180 days or less are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. Shares held in the China Region Fund 180 days or less are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as additions to paid-in capital.

J. Use of Estimates in Financial Statement Preparation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. Subsequent Events Evaluation

Management has evaluated subsequent events after the balance sheet date of December 31, 2012, through the date that the financial statements were issued and determined that there were no events or transactions that would require recognition or disclosure in the financial statements.

L. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The ASU requires an entity to disclose information about offsetting and related arrangements to enable users of

Notes to Financial Statements   December 31, 2012

its financial statements to understand the effect of those arrangements on its financial position. In January 2013, the FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is an amendment to clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, the Funds do not have netting agreements that will fall under the provisions of these pronouncements and do not intend to enter into such agreements in the future. Therefore, management does not anticipate that these pronouncements will have a material impact on the financial statements.

Note 2: Financial Derivative Instruments

A. Options Contracts

Equity Funds may purchase or write (sell) options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price.

Purchasing a put option tends to decrease a Fund's exposure to the underlying instrument, whereas purchasing a call option tends to increase a Fund's exposure to the underlying instrument. A Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid to purchase options which expire are treated as realized losses. Premiums paid to purchase options which are exercised or closed are added to the cost of securities acquired or the proceeds from securities sold. The risk associated with purchasing put and call options is limited to the premium paid.

The Funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security or other instrument decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security or other instrument increases or does not decrease by more than the premium (in the case of a put option).

Writing a put option tends to increase a Fund's exposure to the underlying instrument, whereas writing a call option tends to decrease a Fund's exposure to the underlying instrument. The premium received is recorded as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect

Notes to Financial Statements   December 31, 2012

the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying transaction to determine the realized gain or loss. Written options include a risk of loss in excess of the option premium. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and thus bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

A Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. There can be no guarantee that a fund will be able to close out an option position when desired. An inability to close out its option positions may reduce a Fund's anticipated profits or increase its losses.

As of December 31, 2012, there were no securities held in escrow by the custodian as collateral for call and put options written.

Transactions in written call and put options during the year ended December 31, 2012, were as follows:

	All American Equity Fund Call Options		Holmes Growth Fund Call Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	64	$20,369	160	$67,931
Options written	641	121,771	2,485	419,228
Options closed	(99)	(18,779)	(960)	(154,230)
Options expired	(365)	(56,178)	(1,170)	(162,442)
Options exercised	(241)	(67,183)	(515)	(170,487)
Options outstanding at December 31, 2012	—	$—	—	$—
	MegaTrends Fund Call Options		Global Resources Fund Call Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	40	$4,615	1,000	$179,662
Options written	381	48,888	44,160	5,658,309
Options closed	(103)	(16,907)	(16,897)	(2,912,711)
Options expired	(62)	(8,647)	(21,132)	(1,948,346)
Options exercised	(256)	(27,949)	(7,131)	(976,914)
Options outstanding at December 31, 2012	—	$—	—	$—

Notes to Financial Statements   December 31, 2012

	World Precious Minerals Fund Call Options		Gold and Precious Metals Fund Call Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	—	$—	—	$—
Options written	27,230	2,920,258	25,665	2,790,269
Options closed	(15,750)	(1,648,293)	(14,900)	(1,587,764)
Options expired	(3,000)	(109,961)	(2,597)	(150,173)
Options exercised	(8,480)	(1,162,004)	(8,168)	(1,052,332)
Options outstanding at December 31, 2012	—	$—	—	$—
	Eastern European Fund Call Options		Eastern European Fund Put Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	32,300	$1,010,400	5,000	$395,485
Options written	122,450	8,960,434	—	—
Options closed	(83,120)	(6,387,780)	—	—
Options expired	(43,380)	(1,576,135)	(5,000)	(395,485)
Options exercised	(26,250)	(1,715,359)	—	—
Options outstanding at December 31, 2012	2,000	$291,560	—	$—
	China Region Fund Call Options		China Region Fund Put Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	—	$—	—	$—
Options written	48	9,713	658	124,947
Options closed	—	—	(245)	(48,543)
Options expired	(48)	(9,713)	(265)	(24,877)
Options exercised	—	—	(148)	(51,527)
Options outstanding at December 31, 2012	—	$—	—	$—

B. Forward Foreign Currency Contracts

The Funds enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

There were no open forward foreign currency contracts at December 31, 2012.

Notes to Financial Statements   December 31, 2012

C. Summary of Derivative Instruments

The following is a summary of the valuations of derivative instruments categorized by location in the Statements of Assets and Liabilities as of December 31, 2012:

Location	World Precious Minerals Fund	Gold and Precious Metals Fund	Eastern European Fund	China Region Fund
Asset derivatives
Investments, at value Equity contracts - Note 2 A	$4,073,829	$1,904,925	$2,798,910	$95,830
Total	$4,073,829	$1,904,925	$2,798,910	$95,830
Liability derivatives
Written options, at value	$—	$—	$324,000	$—
Total	$—	$—	$324,000	$—

The following is a summary of the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2012:

Location	All American Equity Fund	Holmes Growth Fund	MegaTrends Fund	Global Resources Fund
Realized gain (loss) on derivatives recognized in income
Realized gain (loss) from securities Equity contracts	$(100,296)	$(170,316)	$(83,483)	$(2,411,811)
Realized gain (loss) from written options Equity contracts	135,447	322,831	37,590	4,264,061
Net realized gain (loss) from foreign currency transactions Foreign exchange contracts	—	—	1,723	(49,149)
	35,151	152,515	(44,170)	1,803,101
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) of investments Equity contracts	29,500	—	31,913	871,666
Net change in unrealized appreciation (depreciation) of written options Equity contracts	580	3,129	7,085	(177,662)
	30,080	3,129	38,998	694,004
Total	$65,231	$155,644	$(5,172)	$2,497,105

Notes to Financial Statements   December 31, 2012

Location	World Precious Minerals Fund	Gold and Precious Metals Fund	Eastern European Fund	Global Emerging Markets Fund	China Region Fund
Realized gain (loss) on derivatives recognized in income
Realized gain (loss) from securities Equity contracts	$1,817,906	$1,807,673	$2,209	$(6,601)	$(210,190)
Realized gain (loss) from written options Equity contracts	1,687,665	1,874,449	3,959,064	—	103,620
Net realized gain (loss) from foreign currency transactions Foreign exchange contracts	(142,491)	(123,786)	(167,437)	(832)	(835)
	3,363,080	3,558,336	3,793,836	(7,433)	(107,405)
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) of investments Equity contracts	(7,221,639)	(5,257,801)	1,600,389	—	89,263
Net change in unrealized appreciation (depreciation) of written options Equity contracts	—	—	(861,076)	—	—
	(7,221,639)	(5,257,801)	739,313	—	89,263
Total	$(3,858,559)	$(1,699,465)	$4,533,149	$(7,433)	$(18,142)

The average notional amounts of written options, purchased options and forward currency contracts outstanding during the year ended December 31, 2012, were approximately as follows:

Fund	Written Options	Purchased Options	Forward Currency Contracts
All American Equity	$9,830	$5,323	$—
Holmes Growth	37,459	10,592	—
MegaTrends	8,044	7,604	3,992
Global Resources	482,812	843,754	106,415
World Precious Minerals	174,117	6,077,068	837,801
Gold and Precious Metals	175,977	3,032,023	601,910
Eastern European	850,466	308,495	716,973
Global Emerging Markets	—	115	358
China Region	7,159	75,817	5,407

Notes to Financial Statements   December 31, 2012

Note 3: Related Party Transactions

U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through October 1, 2013, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each Fund according to each Fund's investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Adviser.

For the services of the Adviser, each Fund pays a base management or advisory fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee for each fund is:

Fund	Annual Percentage of Average Daily Net Assets
U.S. Treasury Securities Cash and U.S. Government Securities Savings Near-Term Tax Free Tax Free	.50% of the first $250,000,000 and .375% of the excess .50% .75% of the first $250,000,000 and .50% of the excess
All American Equity	.80% of the first $500,000,000 and .75% of the excess
Holmes Growth and MegaTrends	1.00%
Global Resources	.95% of the first $500,000,000; .90% of $500,000,001 to $1,000,000,000 and .85% of the excess
World Precious Minerals	1.00% of the first $500,000,000; .95% of $500,000,001 to $1,000,000,000 and .90% of the excess
Gold and Precious Metals	.90% of the first $500,000,000 and .85% of the excess
Eastern European	1.25%
Global Emerging Markets	1.375%
China Region	1.25%

Notes to Financial Statements   December 31, 2012

The advisory agreement also provides that the base advisory fee of the Equity Funds will be adjusted upwards or downwards by 0.25 percent if there is a performance difference of 5 percent or more between a Fund's performance and that of its designated benchmark index over the prior 12 months. The performance adjustment is calculated separately for each share class. The benchmarks are as follows:

Fund	Benchmark Index
All American Equity	S&P 500 Index
Holmes Growth	S&P Composite 1500 Index
MegaTrends	S&P 500 Index
Global Resources	Morgan Stanley Commodity Related Equity Index
World Precious Minerals	NYSE Arca Gold Miners Index
Gold and Precious Metals	FTSE Gold Mines Index
Eastern European	MSCI Emerging Markets Europe 10/40 Index (Net Total Return)
Global Emerging Markets	MSCI Emerging Markets Total Net Return Index
China Region	Hang Seng Composite Index

No performance adjustment is applied unless the difference between the class's investment performance and the benchmark is 5 percent or greater (positive or negative) during the applicable performance measurement period. The performance fee adjustment is calculated monthly in arrears and is accrued ratably during the month. The management fee, net of any performance fee adjustment, is paid monthly in arrears.

The Funds' prospectus and statement of additional information contain additional information about the performance adjustment. The amounts shown as management fees on the Statements of Operations reflects the base fee plus/minus any performance adjustment. During the year ended December 31, 2012, the Funds recorded performance adjustments as follows:

Fund	Investor Class Performance Fee Adjustment	Institutional Class Performance Fee Adjustment
All American Equity	$—	N/A
Holmes Growth	(94,631)	N/A
MegaTrends	(32,986)	$(6,618)
Global Resources	(399,270)	(11,561)
World Precious Minerals	(997,712)	(3,998)
Gold and Precious Metals	(84,692)	N/A
Eastern European	—	N/A
Global Emerging Markets	(23,960)	N/A
China Region	(90,596)	N/A

Notes to Financial Statements   December 31, 2012

Under an administrative services agreement, the U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, Holmes Growth, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region Funds compensate the Adviser at an annual rate of 0.08% of the average daily net assets of each Fund for administrative services provided. The MegaTrends, Global Resources and World Precious Minerals Funds compensate the Adviser at an annual rate of 0.08% of the average daily net assets for the Investor Class and 0.06% of the average daily net assets for the Institutional Class for administrative services provided, of which half is a fund-level fee and half is a class-level fee.

The Investor Class shares for Equity Funds in the Trust have adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 in which a subsidiary of the Adviser is paid a fee at an annual rate of 0.25% of the average daily net assets of the Investor Class for sales and promotional services related to the distribution of Investor Class shares. The Institutional Class does not incur distribution plan fees.

The Adviser has voluntarily agreed to reimburse specific funds so that their total operating expenses will not exceed certain annual percentages of average net assets. The expenses for the year ended December 31, 2012, were limited as follows for the Investor Class: U.S. Treasury Securities Cash Fund at 1.00%, U.S. Government Securities Savings Fund at 0.45%, Near-Term Tax Free Fund at 0.45%, Tax Free Fund at 0.70%, All American Equity Fund at 2.20%, Holmes Growth Fund at 2.20%, MegaTrends Fund at 2.35%, Global Resources, World Precious Minerals and Gold and Precious Metals Funds at 1.90%, Eastern European Fund at 2.85%, Global Emerging Markets Fund at 3.15% and China Region Fund at 2.55%. These expense limitations are exclusive of any performance fee adjustments and will continue on a voluntary basis at the Adviser's discretion.

The Adviser has agreed to waive all class specific expenses for the Institutional Class. The expense waiver is exclusive of performance fees, and the Adviser can modify or terminate this arrangement at any time.

The Adviser has voluntarily agreed to waive fees and/or reimburse U.S. Treasury Securities Cash Fund and U.S. Government Securities Savings Fund to the extent necessary to maintain the respective fund's yield at a certain level as determined by the Adviser (Minimum Yield). The Adviser may recapture any fees waived and/or expenses reimbursed within three years after the end of the fiscal year of such waiver and/or reimbursement to the extent that such recapture would not cause the fund's yield to fall below the Minimum Yield. For the year ended December 31, 2012, fees waived and/or expenses reimbursed as a result of this agreement were $735,584 and $509,874 for the U.S. Treasury Securities Cash Fund and the U.S. Government

Notes to Financial Statements   December 31, 2012

Securities Savings Fund, respectively. At December 31, 2012, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 12/31/2013	Expires 12/31/2014	Expires 12/31/2015	Total
U.S. Treasury Securities Cash	$884,850	$867,545	$735,584	$2,487,979
U.S. Government Securities Savings	678,107	736,531	509,874	1,924,512

United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is the transfer agent for the Funds. Each Fund's share class pays an annual fee based on the number of shareholder accounts, certain base fees and transaction-and activity-based fees for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds.

The Adviser was reimbursed for services of the Funds' Chief Compliance Officer during the year ended December 31, 2012, in the amount of $139,362.

Brown Brothers Harriman & Co. (BBH) serves as the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the Funds, certain base fees and transaction-based fees.

The independent Trustees receive compensation for serving on the Board. Trustees serving as Chairman of the Board or a special committee or as a member of a committee receive additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the Funds for serving on the Board.

Note 4: Investments

Cost of purchases and proceeds from sales of long-term securities for the year ended December 31, 2012, are summarized as follows:

Fund	Purchases	Sales
Near-Term Tax Free	$12,228,434	$2,310,000
Tax Free	4,826,522	90,000
All American Equity	35,233,836	36,028,239
Holmes Growth	68,210,426	68,059,359
MegaTrends	50,334,524	53,658,600
Global Resources	631,796,740	760,668,291
World Precious Minerals	151,053,124	223,172,092
Gold and Precious Metals	144,441,470	158,339,016
Eastern European	153,531,026	176,802,725
Global Emerging Markets	27,668,231	29,287,021
China Region	107,233,634	111,233,924

U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds held only short-term investments. The Funds neither purchased nor sold long-term U.S. government securities during the period.

Notes to Financial Statements   December 31, 2012

Investments in foreign issuers as a percent of total investments at December 31, 2012, were: 3.48% of All American Equity, 13.66% of Holmes Growth, 32.86% of MegaTrends, 45.01% of Global Resources, 85.80% of World Precious Minerals, 70.19% of Gold and Precious Metals, 98.26% of Eastern European, 93.09% of Global Emerging Markets and 96.01% of China Region.

Note 5: Tax Information

The following table presents the income tax basis of securities owned at December 31, 2012, and the tax basis components of net unrealized appreciation (depreciation):

Fund	Aggregate Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Treasury Securities Cash	$81,255,087	$—	$—	$—
U.S. Government Securities Savings	140,528,085	—	—	—
Near-Term Tax Free	42,959,324	1,348,028	(47,416)	1,300,612
Tax Free	20,272,578	1,629,128	(14,460)	1,614,668
All American Equity	15,954,014	1,274,306	(470,164)	804,142
Holmes Growth	32,833,625	2,938,764	(1,000,153)	1,938,611
MegaTrends	10,548,710	416,219	(261,805)	154,414
Global Resources	552,378,014	67,597,161	(102,268,921)	(34,671,760)
World Precious Minerals	435,045,094	47,078,326	(166,592,099)	(119,513,773)
Gold and Precious Metals	179,025,873	17,752,058	(31,085,325)	(13,333,267)
Eastern European	159,667,751	34,780,265	(19,932,037)	14,848,228
Global Emerging Markets	7,235,770	539,160	(905,399)	(366,239)
China Region	26,529,288	3,051,623	(583,239)	2,468,384

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)
U.S. Treasury Securities Cash	$—	$1,151	$—	$—
U.S. Government Securities Savings	—	2,531	—	—
Near-Term Tax Free	6,229	11,667	—	1,300,612
Tax Free	7,655	35,391	—	1,614,668
All American Equity	—	43,951	—	821,084
Holmes Growth	—	—	1,061,560	1,979,623
MegaTrends	—	18,079	—	193,580
Global Resources	—	13,521,849	—	(21,357,419)
World Precious Minerals	—	—	—	(92,587,804)
Gold and Precious Metals	—	—	—	(11,380,125)
Eastern European	—	1,674,295	—	25,600,807
Global Emerging Markets	—	—	—	(335,643)
China Region	—	62,355	—	2,678,744

The differences between book-basis and tax-basis unrealized appreciation (depreciation) for All American Equity, Holmes Growth, MegaTrends, Global Resources,

Notes to Financial Statements   December 31, 2012

World Precious Minerals, Gold and Precious Metals, Eastern European, Global Emerging Markets and China Region Funds are attributable primarily to the tax deferral of losses on wash sales, investment in passive foreign investment companies (PFIC), forwards marked to markets, unreversed return of capital in Canadian Trusts, adjustments for partnerships, tax straddle loss deferrals on written options, and adjustments for grantor trusts.

Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2012, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
U.S. Treasury Securities Cash	$81	$—	$(81)
U.S. Government Securities Savings	1,533	—	(1,533)
Near-Term Tax Free	—	33,686	(33,686)
Tax Free	—	421,236	(421,236)
All American Equity	(3,797)	(10,587)	14,384
Holmes Growth	198,823	(145,490)	(53,333)
MegaTrends	(55,428)	(132,381)	187,809
Global Resources	18,247,377	(18,088,297)	(159,080)
World Precious Minerals	30,207,283	(20,746,164)	(9,461,119)
Gold and Precious Metals	2,047,822	(933,195)	(1,114,627)
Eastern European	(380,696)	380,696	—
Global Emerging Markets	1,283	34,294	(35,577)
China Region	(39,112)	39,111	1

The tax character of distributions paid during the fiscal year ended December 31, 2012, were as follows:

Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains	Total
U.S. Treasury Securities Cash	$—	$8,500	$—	$8,500
U.S. Government Securities Savings	—	15,792	—	15,792
Near-Term Tax Free	827,875	38,683	—	866,558
Tax Free	679,446	38,983	—	718,429
All American Equity	—	—	—	—
Holmes Growth	—	—	563,945	563,945
MegaTrends - Investor Class	—	49,108	—	49,108
MegaTrends - Institutional Class	—	4,806	—	4,806
Global Resources - Investor Class	—	9,700,159	—	9,700,159
Global Resources - Institutional Class	—	3,187,762	—	3,187,762
World Precious Minerals - Investor Class	—	—	—	—
World Precious Minerals - Institutional Class	—	—	—	—
Gold and Precious Metals	—	256,589	—	256,589
Eastern European	—	1,152,778	—	1,152,778
Global Emerging Markets	—	—	—	—
China Region	—	65,330	—	65,330

Notes to Financial Statements   December 31, 2012

The tax character of distributions paid during the fiscal year ended December 31, 2011, were as follows:

Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains	Total
U.S. Treasury Securities Cash	$—	$9,580	$—	$9,580
U.S. Government Securities Savings	—	19,158	—	19,158
Near-Term Tax Free	706,422	34,065	—	740,487
Tax Free	675,894	27,735	—	703,629
All American Equity	—	22,535	—	22,535
Holmes Growth	—	—	—	—
MegaTrends - Investor Class	—	—	—	—
MegaTrends - Institutional Class	—	18,363	—	18,363
Global Resources - Investor Class	—	19,762,685	—	19,762,685
Global Resources - Institutional Class	—	2,765,455	—	2,765,455
World Precious Minerals - Investor Class	—	60,523,518	—	60,523,518
World Precious Minerals - Institutional Class	—	275,428	—	275,428
Gold and Precious Metals	—	—	34,374,528	34,374,528
Eastern European	—	—	—	—
Global Emerging Markets	—	—	—	—
China Region	—	—	—	—

Capital loss carryforwards may be used to offset current or future taxable capital gains until expiration. The Fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Losses incurred during these years are required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. In addition, post-enactment capital losses that are carried forward retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The loss carryforwards and related expiration dates for each fund, as of December 31, 2012, are as follows:

	No Expiration		Expiration Date
Fund	Short-Term	Long-Term	2013	2014	2015
U.S. Treasury Securities Cash	$—	$—	$—	$—	$—
U.S. Government Securities Savings	—	—	—	—	—
Near-Term Tax Free	—	3,623	2,760	202,719	2,488
Tax Free	6,681	11,487	—	—	—
All American Equity	—	—	—	—	—
Holmes Growth	—	—	—	—	—
MegaTrends	—	—	—	—	6,016,468
Global Resources	86,321,451	21,474,071	—	—	—
World Precious Minerals	24,662,460	16,607,108	—	—	—
Gold and Precious Metals	7,668,776	1,949,089	—	—	—
Eastern European	2,752,268	—	—	—	—
Global Emerging Markets	489,614	—	—	—	3,355,041
China Region	6,316,272	338,716	—	—	—

Notes to Financial Statements   December 31, 2012

	Expiration Date
Fund	2016	2017	2018	Total
U.S. Treasury Securities Cash	$—	$—	$—	$—
U.S. Government Securities Savings	—	—	—	—
Near-Term Tax Free	112	722	2,532	214,956
Tax Free	10,697	—	—	28,865
All American Equity	—	56,792	—	56,792
Holmes Growth	—	—	—	—
MegaTrends	5,994,166	995,675	—	13,006,309
Global Resources	—	259,212,512	—	367,008,034
World Precious Minerals	—	63,779,512	—	105,049,080
Gold and Precious Metals	—	—	—	9,617,865
Eastern European	28,524,678	257,523,539	15,445,946	304,246,431

Global Emerging Markets	2,965,929	5,814,949	—	12,625,533

China Region	15,020,267	—	—	21,675,255

In accordance with tax rules, the following net capital losses and ordinary losses (currency and late year losses) incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2012, as follows:

Fund	Post October 31, 2012 Capital Loss Deferral	Post October 31, 2012 Ordinary Loss Deferral
Holmes Growth	$61,788	$25,273
Global Resources	11,340,796	—
World Precious Minerals	17,859,133	276,562
Gold and Precious Metals	4,227,291	30,858
Eastern European	265,016	18,362
Global Emerging Markets	21,181	7,122

Note 6: Risks of Concentrations

The Near-Term Tax Free Fund and the Tax Free Fund may be exposed to risks related to concentration of investments in a particular state or geographic area. These investments present risks resulting from changes in economic conditions of the region or the issuer.

Because the Global Resources Fund concentrates its investments in a specific industry, the fund may be subject to greater risks and fluctuations than a portfolio representing a broader range of industries.

The investment policies of the World Precious Minerals and Gold and Precious Metals Funds present unique risks to their respective portfolios' values. The prices of gold and other precious metals may be subject to fluctuations caused by international monetary and political developments including trade or currency restrictions, currency devaluation and revaluation, and social and political conditions within a country. Fluctuations in the prices of gold and other precious metals will affect the market values of the securities held by these funds.

Notes to Financial Statements   December 31, 2012

The Eastern European Fund invests more than 25% of its investments in companies principally engaged in the oil & gas or banking industries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry.

The Eastern European and Global Emerging Markets Funds may be exposed to risks not typically associated with investment in the United States due to their concentration of investments in emerging markets. These risks include possible revaluation of currencies, less public information about companies, disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. Moreover, securities of many foreign issuers, including sovereign nations, and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. issuers.

The China Region Fund may be exposed to risks not typically associated with investments in the United States, due to concentration of investments in foreign issuers in the region. These investments present risks resulting from disruptive political or economic conditions and the potential imposition of adverse governmental laws or currency exchange restrictions affecting the area.

Note 7: Credit Arrangements

Each of the Funds has a revolving credit facility with BBH. Borrowings of each Fund are collateralized by any or all of the securities held by BBH as the Fund's custodian up to the amount of the borrowing. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each Fund has a maximum borrowing limit of 10% of qualified assets. The aggregate of borrowings by all Funds under the agreement cannot exceed $30,000,000 at any one time. There were no borrowings under the revolving credit facility during the year ended December 31, 2012. The U.S. Global Investors Funds paid BBH a total of $45,750 in commitment fees for the year ended December 31, 2012, under this arrangement.

Note 8: Shares of Beneficial Interest

At December 31, 2012, individual shareholders holding more than 5% of outstanding Investor Class shares comprised 5.36%, 6.15% and 5.85% of the U.S. Treasury Securities Cash Fund, Near-Term Tax Free Fund and Global Emerging Markets Fund, respectively. In addition, the Adviser held 12.01%, 5.81% and 7.55% of the Investor Class shares of the U.S. Government Securities Savings Fund, Near-Term Tax Free Fund and Tax Free Fund, respectively, and 7.70% of the Institutional Class shares of the MegaTrends Fund. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

Financial Highlights

U.S. Treasury Securities Cash Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Activities
Net investment income	— (a)	— (a)	— (a)	— (a)	— (a)	.02
Net realized and unrealized gain	—	—	—	—	—	—
Total from investment activities	— (a)	— (a)	— (a)	— (a)	— (a)	.02
Distributions from net investment income	— (a)	— (a)	— (a)	— (a)	— (a)	(.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (excluding account fees) (b)	.01%	.01%	.01%	.01%	.23%	2.46%
Ratios to Average Net Assets: (c)
Net investment income	.01%	.01%	.01%	.01%	.44%	2.43%
Total expenses	1.08%	.98%	1.01%	1.01%	1.11%	1.09%
Expenses waived or reimbursed (d)(e)	(.95)%	(.92)%	(.86)%	(.75)%	(.38)%	(.09)%
Net recouped fees (e)	—	—	—	—	—	— (g)
Net expenses (f)	.13%	.06%	.15%	.26%	.73%	1.00%
Net assets, end of period (in thousands)	$80,192	$90,557	$99,491	$103,889	$121,410	$111,955

*  Effective December 31, 2008, the fiscal year changed to December 31.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distribution and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio and total returns had such reductions not occurred.

(e)  During the year ended June 30, 2008, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $4,259. The Fund reimbursed the Adviser the $4,259 during the year ended June 30, 2008. During the six months ended December 31, 2008, the year ended December 31, 2009, the year ended December 31, 2010, the year ended December 31, 2011, and the year ended December 31, 2012, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $170,642, $789,420, $884,850, $867,545 and $735,584, respectively. The waivers/reimbursements from 2009-2012 are subject to recapture in future periods.

(f)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effects of expenses offset are as follows:

	Investor Class
	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (c)
Expenses offset (g)	—	—	—	—	—	—

(g)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

U.S. Government Securities Savings Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,				Six Months Ended December 31,		Year Ended June 30,
	2012	2011	2010	2009	2008*		2008
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00
Investment Activities
Net investment income	— (a)	— (a)	— (a)	— (a)	.01		.03
Net realized and unrealized gain	—	—	— (a)	—	—	(a)	— (a)
Total from investment activities	— (a)	— (a)	— (a)	— (a)	.01		.03
Distributions from net investment income	— (a)	— (a)	— (a)	— (a)	(.01)		(.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return (excluding account fees) (b)	.01%	.01%	.01%	.10%	.67%		3.47%
Ratios to Average Net Assets: (c)
Net investment income	.01%	.01%	.01%	.11%	1.36%		3.42%
Total expenses	.87%	.81%	.82%	.78%	.73%		.65%
Expenses waived or reimbursed (d)	(.74)%	(.74)%	(.67)%	(.42)%	(.26)%		(.20)%
Net expenses (e)	.13%	.07%	.15%	.36%	.47	%(g)	.45%
Net assets, end of period (in thousands)	$140,425	$171,664	$203,835	$263,232	$357,910		$446,208

*  Effective December 31, 2008, the fiscal year changed to December 31.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio and total returns had such reductions not occurred. During the year ended December 31, 2009, the year ended December 31, 2010, the year ended December 31, 2011, and the year ended December 31, 2012, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $258,561, $678,107, $736,531 and $509,874, respectively. These waivers/reimbursements are subject to recapture in future periods.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

(g)  The annualized net expense ratio for the six months ended December 31, 2008, exceeded the limitation for the period due to the cost of participating in the U.S. Treasury Guarantee Program for the Money Market Funds. The cost to participate was without regard to the expense limitation.

See accompanying notes to financial statements.

Financial Highlights

Near-Term Tax Free Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$2.26	$2.22	$2.21	$2.16	$2.14	$2.12
Investment Activities
Net investment income	.05	.05	.06	.06	.03	.07
Net realized and unrealized gain	.01	.04	.01	.05	.02	.02
Total from investment activities	.06	.09	.07	.11	.05	.09
Distributions from net investment income	(.05)	(.05)	(.06)	(.06)	(.03)	(.07)
Net asset value, end of period	$2.27	$2.26	$2.22	$2.21	$2.16	$2.14
Total Return (excluding account fees) (a)	2.67%	4.24%	2.95%	5.00%	2.55%	4.42%
Ratios to Average Net Assets: (b)
Net investment income	2.21%	2.39%	2.46%	2.63%	3.15%	3.41%
Total expenses	1.25%	1.26%	1.30%	1.53%	1.82%	1.91%
Expenses waived or reimbursed (c)	(.80)%	(.81)%	(.85)%	(1.08)%	(1.37)%	(1.46)%
Net expenses (d)	.45%	.45%	.45%	.45%	.45%	.45%
Portfolio turnover rate	7%	— (f)	1%	— (f)	8%	8%
Net assets, end of period (in thousands)	$44,509	$35,014	$29,138	$23,337	$13,989	$13,603

*  Effective December 31, 2008, the fiscal year changed to December 31.

(a)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b)  Ratios are annualized for periods of less than one year.

(c)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio and total returns had such reductions not occurred.

(d)  The net expense ratios shown above reflect expenses after waivers and reimbursements, but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (b)
Expenses offset (e)	—	—	—	—	—	—

(e)  Effect on the expense ratio was not greater than 0.005%.

(f)  Portfolio turnover rate was not greater than 0.5%.
See accompanying notes to financial statements.

Financial Highlights

Tax Free Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$12.63	$12.01	$12.20	$11.72	$11.93	$11.98
Investment Activities
Net investment income	.41	.43	.44	.45	.23	.47
Net realized and unrealized gain (loss)	.29	.62	(.19)	.48	(.21)	(.05)
Total from investment activities	.70	1.05	.25	.93	.02	.42
Distributions from net investment income	(.41)	(.43)	(.44)	(.45)	(.23)	(.47)
Net asset value, end of period	$12.92	$12.63	$12.01	$12.20	$11.72	$11.93
Total Return (excluding account fees) (a)	5.60%	8.94%	2.04%	8.03%	.22%	3.54%
Ratios to Average Net Assets: (b)
Net investment income	3.18%	3.53%	3.55%	3.73%	3.92%	3.91%
Total expenses	1.84%	1.74%	1.66%	1.75%	1.91%	1.94%
Expenses waived or reimbursed (c)	(1.14)%	(1.04)%	(.96)%	(1.05)%	(1.21)%	(1.24)%
Net expenses (d)	.70%	.70%	.70%	.70%	.70%	.70%
Portfolio turnover rate	— (f)	10%	15%	— (f)	6%	11%
Net assets, end of period (in thousands)	$23,138	$21,663	$19,794	$22,102	$16,946	$18,380

*  Effective December 31, 2008, the fiscal year changed to December 31.

(a)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b)  Ratios are annualized for periods of less than one year.

(c)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio and total returns had such reductions not occurred.

(d)  The net expense ratios shown above reflect expenses after waivers and reimbursements, but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (b)
Expenses offset (e)	—	—	—	—	—	—

(e)  Effect on the expense ratio was not greater than 0.005%.

(f)  Portfolio turnover rate was not greater than 0.5%.

See accompanying notes to financial statements.

Financial Highlights

All American Equity Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$22.72	$22.72	$19.60	$17.33	$27.27	$28.58
Investment Activities
Net investment income (loss)	.07	(.07)	.02	(.13)	.04	(.15)
Net realized and unrealized gain (loss)	2.61	.10	3.10	2.51	(9.97)	1.98
Total from investment activities	2.68	.03	3.12	2.38	(9.93)	1.83
Distributions
From net investment income	—	(.03)	—	(.11)	(.01)	—
From net realized gains	—	—	—	—	—	(3.01)
From tax return of capital	—	—	—	—	—	(.13)
Total distributions	—	(.03)	—	(.11)	(.01)	(3.14)
Short-Term Trading Fees **(a)	—	—	—	—	—	—
Net asset value, end of period	$25.40	$22.72	$22.72	$19.60	$17.33	$27.27
Total Return (excluding account fees) (b)	11.80%	.14%	15.92%	13.75%	(36.42)%	5.99%
Ratios to Average Net Assets: (c)
Net investment income (loss)	.28%	(.32)%	.10%	(.74)%	.35%	(.55)%
Total expenses	2.72%	2.42%	2.56%	2.79%	2.37%	1.98%
Expenses waived or reimbursed (d)	(.52)%	(.24)%	(.48)%	(.96)%	(.62)%	(.23)%
Net expenses (e)	2.20%	2.18%	2.08%	1.83%	1.75%	1.75%
Portfolio turnover rate	221%	223%	299%	343%	205%	225%
Net assets, end of period (in thousands)	$16,846	$16,399	$17,760	$16,436	$16,234	$26,513

*  Effective December 31, 2008, the fiscal year changed to December 31.

**  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distribution and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns, had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements, but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Holmes Growth Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$17.62	$18.65	$15.54	$12.79	$14.14	$24.78
Investment Activities
Net investment loss	(.10)	(.26)	(.22)	(.13)	(.01)	(.15)
Net realized and unrealized gain (loss)	1.29	(.77)	3.54	2.88	(1.34)	(10.49)
Total from investment activities	1.19	(1.03)	3.32	2.75	(1.35)	(10.64)
Distributions
From net investment income	—	—	(.21)	—	—	—
From net realized gains	(.30)	—	—	—	—	—
Total distributions	(.30)	—	(.21)	—	—	—
Short-Term Trading Fees **(a)	—	—	—	—	—	—
Net asset value, end of period	$18.51	$17.62	$18.65	$15.54	$12.79	$14.14
Total Return (excluding account fees) (b)	6.77%	(5.52)%	21.35%	21.50%	(9.55)%	(42.94)%
Ratios to Average Net Assets: (c)
Net investment loss	(.51)%	(1.25)%	(1.29)%	(.93)%	(.27)%	(.65)%
Total expenses	1.85%	2.00%	1.93%	2.10%	2.51%	1.74%
Expenses waived or reimbursed (d)	— (f)	—	— (f)	(.33)%	(.76)%	—
Net expenses (e)	1.85%	2.00%	1.93%	1.77%	1.75%	1.74%
Portfolio turnover rate	214%	210%	160%	219%	20%	140%
Net assets, end of period (in thousands)	$34,639	$35,316	$40,604	$37,149	$32,488	$36,231

*  Effective December 31, 2008, the fiscal year changed to December 31.

**  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

MegaTrends Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$7.68	$8.83	$8.15	$6.28	$6.60	$12.75
Investment Activities
Net investment income (loss)	.02 **	.04	.06	.03	— (a)	— (a)
Net realized and unrealized gain (loss)	.42 **	(1.19)	.63	1.86	(.31)	(5.30)
Total from investment activities	.44	(1.15)	.69	1.89	(.31)	(5.30)
Distributions
From net investment income	(.04)	—	(.01)	(.02)	—	—
From net realized gains	—	—	—	—	—	(.85)
From tax return of capital	—	—	—	—	(.01)	—
Total distributions	(.04)	—	(.01)	(.02)	(.01)	(.85)
Short-Term Trading Fees **(a)	—	—	—	—	—	—
Net asset value, end of period	$8.08	$7.68	$8.83	$8.15	$6.28	$6.60
Total Return (excluding account fees) (b)	5.67%	(13.02)%	8.43%	30.15%	(4.74)%	(44.50)%
Ratios to Average Net Assets: (c)
Net investment income (loss)	.24%	.35%	.43%	.45%	(.20)%	(.06)%
Total expenses	3.13%	2.56%	2.44%	2.43%	2.96%	2.21%
Expenses waived or reimbursed (d)	(1.05)%	(.41)%	(.22)%	(.48)%	(1.11)%	(.21)%
Net expenses (e)	2.08%	2.15%	2.22%	1.95%	1.85%	2.00%
Portfolio turnover rate (g)	398%	163%	104%	100%	29%	92%
Net assets, end of period (in thousands)	$10,327	$12,450	$16,332	$28,557	$22,035	$25,387

*  Effective December 31, 2008, the fiscal year changed to December 31.

**  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%

(g)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

Financial Highlights

MegaTrends Fund
For a capital share outstanding during the

	Institutional Class
	Year Ended December 31,		Period Ended December 31,
	2012	2011	2010 (a)
Net asset value, beginning of period	$7.62	$8.79	$7.84
Investment Activities
Net investment income	.03 *	.04	.01
Net realized and unrealized gain (loss)	.42 *	(1.16)	1.02
Total from investment activities	.45	(1.12)	1.03
Distributions from net investment income	(.21)	(.05)	(.08)
Short-Term Trading Fees	—	—	—
Net asset value, end of period	$7.86	$7.62	$8.79
Total Return (excluding account fees) (b)	5.95%	(12.70)%	13.08%
Ratios to Average Net Assets: (c)
Net investment income	.31%	.70%	.51%
Total expenses	3.94%	2.81%	8.09%
Expenses waived or reimbursed (d)	(2.06)%	(1.00)%	(6.48)%
Net expenses (e)	1.88%	1.81%	1.61%
Portfolio turnover rate (g)	398%	163%	104%
Net assets, end of period (in thousands)	$130	$2,458	$3,970

*  Based on average monthly shares outstanding.

(a)  From March 1, 2010, commencement of operations.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Institutional Class
	Year Ended December 31,		Period Ended December 31,
	2012	2011	2010 (a)
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

(g)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

Financial Highlights

Global Resources Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$9.36	$11.91	$8.85	$5.26	$20.52	$17.70
Investment Activities
Net investment income (loss)	.04 **	(.19)	(.09)	(.01)	(.02 )**	.05 **
Net realized and unrealized gain (loss)	.61 **	(2.02)	3.44	3.60	(13.92)**	5.86 **
Total from investment activities	.65	(2.21)	3.35	3.59	(13.94)	5.91
Distributions
From net investment income	(.22)	(.34)	(.29)	—	—	(.95)
From net realized gains	—	—	—	—	(1.32)	(2.14)
Total distributions	(.22)	(.34)	(.29)	—	(1.32)	(3.09)
Short-Term Trading Fees **(a)	—	—	—	—	—	—
Net asset value, end of period	$9.79	$9.36	$11.91	$8.85	$5.26	$20.52
Total Return (excluding account fees) (b)	6.93%	(18.69)%	38.00%	68.25%	(67.70)%	37.59%
Ratios to Average Net Assets: (c)
Net investment income (loss)	.44%	(.79)%	(1.04)%	(.08)%	(.34)%	.28%
Total expenses	1.57%	1.72%	1.73%	1.64%	1.20%	.88%
Expenses waived or reimbursed (d)	—	—	—	(.17)%	(.12)%	—
Net expenses (e)	1.57%	1.72%	1.73%	1.47%	1.08%	.88%
Portfolio turnover rate (g)	117%	232%	145%	189%	100%	133%
Net assets, end of period (in thousands)	$438,372	$551,793	$911,559	$740,072	$464,524	$2,010,581

*  Effective December 31, 2008, the fiscal year changed to December 31.

**  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,								Six Months Ended December 31,	Year Ended June 30,
	2012		2011		2010		2009		2008*	2008
Ratios to Average Net Assets: (c)
Expenses offset	—	(f)	—	(f)	—	(f)	—	(f)	— (f)	(0.01)%

(f)  Effect on the expense ratio was not greater than 0.005%.

(g)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

Financial Highlights

Global Resources Fund
For a capital share outstanding during the

	Institutional Class
	Year Ended December 31,			Period Ended December 31,
	2012	2011		2010 (a)
Net asset value, beginning of period	$9.39	$11.98		$8.87
Investment Activities
Net investment income (loss)	.10 *	—	*(b)	(.01)
Net realized and unrealized gain (loss)	.60 *	(2.17	)*	3.41
Total from investment activities	.70	(2.17)		3.40
Distributions from net investment income	(.35)	(.42)		(.29)
Short-Term Trading Fees *(b)	—	—		—
Net asset value, end of period	$9.74	$9.39		$11.98
Total Return (excluding account fees) (c)	7.44%	(18.23)%		38.53%
Ratios to Average Net Assets: (d)
Net investment income (loss)	1.02%	(.02)%		(.35)%
Total expenses	1.21%	1.29%		1.74%
Expenses waived or reimbursed (e)	(.14)%	(.20)%		(.66)%
Net expenses (f)	1.07%	1.09%		1.08%
Portfolio turnover rate (h)	117%	232%		145%
Net assets, end of period (in thousands)	$94,076	$55,985		$17,923

*  Based on average monthly shares outstanding.

(a)  From March 1, 2010, commencement of operations.

(b)  The per share amount does not round to a full penny.

(c)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(d)  Ratios are annualized for periods of less than one year.

(e)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(f)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Institutional Class
	Year Ended December 31,		Period Ended December 31,
	2012	2011	2010 (a)
Ratios to Average Net Assets: (d)
Expenses offset (g)	—	—	—

(g)  Effect on the expense ratio was not greater than 0.005%.

(h)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

Financial Highlights

World Precious Minerals Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$13.18	$22.28	$17.42	$9.56	$25.32	$28.34
Investment Activities
Net investment income (loss)	(.11 )**	(.32)	(.32 )**	(.18)	(.06 )**	(.13 )**
Net realized and unrealized gain (loss)	(1.37)**	(6.76)	8.16 **	8.71	(13.65)**	3.70 **
Total from investment activities	(1.48)	(7.08)	7.84	8.53	(13.71)	3.57
Distributions
From net investment income	—	(2.02)	(2.98)	(.67)	—	(3.25)
From net realized gains	—	—	—	—	(2.05)	(3.35)
Total distributions	—	(2.02)	(2.98)	(.67)	(2.05)	(6.60)
Short-Term Trading Fees **	— (a)	— (a)	— (a)	— (a)	— (a)	.01
Net asset value, end of period	$11.70	$13.18	$22.28	$17.42	$9.56	$25.32
Total Return (excluding account fees) (b)	(11.23)%	(32.58)%	45.38%	89.50%	(51.23)%	14.14%
Ratios to Average Net Assets: (c)
Net investment income (loss)	(.85)%	(1.43)%	(1.68)%	(1.32)%	(.80)%	(.43)%
Total expenses	1.45%	1.67%	1.84%	1.75%	1.36%	.97%
Expenses waived or reimbursed (d)	—	—	—	(.17)%	(.11)%	—
Net expenses (e)	1.45%	1.67%	1.84%	1.58%	1.25%	.97%
Portfolio turnover rate (g)	44%	96%	68%	72%	27%	58%
Net assets, end of period (in thousands)	$319,052	$436,504	$826,598	$639,035	$359,120	$949,014

*  Effective December 31, 2008, the fiscal year changed to December 31.

**  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

(g)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

Financial Highlights

World Precious Minerals Fund
For a capital share outstanding during the

	Institutional Class
	Year Ended December 31,		Period Ended December 31,
	2012	2011	2010 (a)
Net asset value, beginning of period	$13.10	$22.29	$17.36
Investment Activities
Net investment loss	(.04 )*	(.16 )*	(.10 )*
Net realized and unrealized gain (loss)	(1.37)*	(6.84)*	8.14 *
Total from investment activities	(1.41)	(7.00)	8.04
Distributions from net investment income	—	(2.19)	(3.11)
Short-Term Trading Fees	—	—	—
Net asset value, end of period	$11.69	$13.10	$22.29
Total Return (excluding account fees) (b)	(10.76)%	(32.28)%	46.72%
Ratios to Average Net Assets: (c)
Net investment loss	(.32)%	(.87)%	(.86)%
Total expenses	3.56%	2.38%	15.19%
Expenses waived or reimbursed (d)	(2.69)%	(1.27)%	(14.06)%
Net expenses (e)	.87%	1.11%	1.13%
Portfolio turnover rate (g)	44%	96%	68%
Net assets, end of period (in thousands)	$769	$1,683	$2,233

*  Based on average monthly shares outstanding.

(a)  From March 1, 2010, commencement of operations.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Institutional Class
	Year Ended December 31,		Period Ended December 31,
	2012	2011	2010 (a)
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

(g)  Portfolio turnover rate is calculated at the fund level.

See accompanying notes to financial statements.

Financial Highlights

Gold and Precious Metals Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$12.61	$19.60	$15.46	$10.83	$17.18	$14.99
Investment Activities
Net investment loss	(.09)	(.17)	(.21)	(.17 )**	(.03)	(.08 )**
Net realized and unrealized gain (loss)	(.72)	(4.28)	5.91	4.84	(5.59)	4.69
Total from investment activities	(.81)	(4.45)	5.70	4.67	(5.62)	4.61
Distributions
From net investment income	(.02)	—	(.26)	(.04)	—	—
From net realized gains	—	(2.54)	(1.31)	—	(.73)	(2.43)
Total distributions	(.02)	(2.54)	(1.57)	(.04)	(.73)	(2.43)
Short-Term Trading Fees **	— (a)	— (a)	.01	— (a)	— (a)	.01
Net asset value, end of period	$11.78	$12.61	$19.60	$15.46	$10.83	$17.18
Total Return (excluding account fees) (b)	(6.44)%	(23.97)%	36.88%	43.11%	(31.51)%	33.49%
Ratios to Average Net Assets: (c)
Net investment loss	(.60)%	(1.06)%	(1.46)%	(1.16)%	(.66)%	(.41)%
Total expenses	1.61%	1.56%	1.80%	1.69%	1.54%	1.27%
Expenses waived or reimbursed (d)	—	—	—	(.15)%	(.15)%	—
Net expenses (e)	1.61%	1.56%	1.80%	1.54%	1.39%	1.27%
Portfolio turnover rate	95%	155%	103%	135%	61%	93%
Net assets, end of period (in thousands)	$166,524	$195,087	$300,949	$234,393	$192,206	$259,022

*  Effective December 31, 2008, the fiscal year changed to December 31.

**  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Eastern European Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	2012	2011	2010	2009	2008*/**	2008***
Net asset value, beginning of period	$7.79	$10.81	$9.11	$5.12	$6.35	$19.91
Investment Activities
Net investment income (loss)	.15	.03	(.04)	— (a)	(.03)	(.03)
Net realized and unrealized gain (loss)	1.35	(3.05)	1.74	3.99	(1.20)	(10.10)
Total from investment activities	1.50	(3.02)	1.70	3.99	(1.23)	(10.13)
Distributions
From net investment income	(.06)	—	—	—	—	—
From net realized gains	—	—	—	—	—	(3.46)
Total distributions	(.06)	—	—	—	—	(3.46)
Short-Term Trading Fees ****	— (a)	— (a)	— (a)	— (a)	— (a)	.03
Net asset value, end of period	$9.23	$7.79	$10.81	$9.11	$5.12	$6.35
Total Return (excluding account fees) (b)	19.27%	(27.94)%	18.66%	77.93%	(19.37)%	(61.36)%
Ratios to Average Net Assets: (c)
Net investment income (loss)	1.39%	.25%	(.36)%	— (f)	(3.02)%	(.15)%
Total expenses	2.15%	1.98%	1.91%	2.04%	2.37%	1.96%
Expenses waived or reimbursed (d)	—	—	—	(.08)%	(.27)%	— (f)
Net expenses (e)	2.15%	1.98%	1.91%	1.96%	2.10%	1.96%
Portfolio turnover rate	85%	85%	69%	80%	11%	82%
Net assets, end of period (in thousands)	$173,687	$193,599	$440,037	$464,409	$317,320	$415,494

*  Effective December 31, 2008, the fiscal year changed to December 31.

**  Effective November 7, 2008, U.S. Global Investors, Inc. assumed management of the fund from the former subadviser.

***  The per share amounts shown were adjusted to reflect the 3-for-1 stock split which was effective on May 27, 2008.

****  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,								Two Months Ended December 31,	Year Ended October 31,
	2012		2011		2010		2009		2008*/**	2008***
Ratios to Average Net Assets: (c)
Expenses offset	—	(f)	—	(f)	—	(f)	—	(f)	— (f)	(0.01)%

(f)  Effect on the ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Global Emerging Markets Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	2012	2011	2010	2009	2008*/**	2008
Net asset value, beginning of period	$6.82	$9.17	$7.95	$5.29	$5.94	$21.88
Investment Activities
Net investment income (loss)	.02	(.07)	(.11)	(.05)	(.01)	(.43)
Net realized and unrealized gain (loss)	.48	(2.28)	1.32	2.71	(.56)	(11.98)
Total from investment activities	.50	(2.35)	1.21	2.66	(.57)	(12.41)
Distributions
From net investment income	—	—	—	—	—	(.46)
From net realized gains	—	—	—	—	—	(3.11)
From tax return of capital	—	—	—	—	(.08)	—
Total distributions	—	—	—	—	(.08)	(3.57)
Short-Term Trading Fees ***	— (a)	— (a)	.01	— (a)	— (a)	.04
Net asset value, end of period	$7.32	$6.82	$9.17	$7.95	$5.29	$5.94
Total Return (excluding account fees) (b)	7.33%	(25.63)%	15.35%	50.28%	(9.59)%	(66.81)%
Ratios to Average Net Assets (c):
Net investment loss	.26%	(.68)%	(1.22)%	(.77)%	(1.16)%	(1.01)%
Total expenses	5.37%	3.97%	3.76%	4.02%	6.83%	2.80%
Expenses waived or reimbursed (d)	(2.51)%	(1.01)%	(.77)%	(1.38)%	(4.33)%	(.30)%
Net expenses (e)	2.86%	2.96%	2.99%	2.64%	2.50%	2.50%
Portfolio turnover rate	367%	250%	190%	166%	21%	83%
Net assets, end of period (in thousands)	$7,714	$8,224	$13,403	$13,819	$9,663	$11,708

*  Effective December 31, 2008, the fiscal year changed to December 31.

**  Effective November 7, 2008, U.S. Global Investors, Inc. assumed management of the fund from the former subadviser.

***  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	2012	2011	2010	2009	2008*/**	2008
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

China Region Fund
For a capital share outstanding during the

	Investor Class
	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$6.81	$9.47	$8.36	$5.59	$9.09	$12.55
Investment Activities
Net investment income (loss)	.04	(.08)	(.12)	(.05)	(.02 )**	(.03 )**
Net realized and unrealized gain (loss)	.78	(2.59)	1.22	2.81	(3.49)**	(.27 )**
Total from investment activities	.82	(2.67)	1.10	2.76	(3.51)	(.30)
Distributions
From net investment income	(.02)	—	—	—	—	(.10)
From net realized gains	—	—	—	—	—	(2.93)
From tax return of capital	—	—	—	—	—	(.17)
Total distributions	(.02)	—	—	—	—	(3.20)
Short-Term Trading Fees **	— (a)	.01	.01	.01	.01	.04
Net asset value, end of period	$7.61	$6.81	$9.47	$8.36	$5.59	$9.09
Total Return (excluding account fees) (b)	12.00%	(28.09)%	13.28%	49.55%	(38.50)%	(8.58)%
Ratios to Average Net Assets: (c)
Net investment income (loss)	.60%	(.64)%	(1.02)%	(.79)%	(.47)%	(.26)%
Total expenses	2.64%	2.49%	2.39%	2.47%	2.46%	1.95%
Expenses waived or reimbursed (d)	(.39)%	(.08)%	—	(.45)%	(.27)%	—
Net expenses (e)	2.25%	2.41%	2.39%	2.02%	2.19%	1.95%
Portfolio turnover rate	374%	426%	242%	327%	117%	208%
Net assets, end of period (in thousands)	$29,160	$30,635	$51,843	$56,323	$38,348	$81,109

*  Effective December 31, 2008, the fiscal year changed to December 31.

**  Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reduction not occurred.

(e)  The net expense ratios shown above reflect expenses after waivers and reimbursements, but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,				Six Months Ended December 31,	Year Ended June 30,
	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets: (c)
Expenses offset (f)	—	—	—	—	—	—

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
of U.S. Global Investors Funds:

We have audited the accompanying statements of assets and liabilities of the U.S. Treasury Securities Cash Fund, U.S. Government Securities Savings Fund, Near-Term Tax Free Fund, Tax Free Fund, All American Equity Fund, Holmes Growth Fund, MegaTrends Fund (formerly the Global MegaTrends Fund), Global Resources Fund, World Precious Minerals Fund, Gold and Precious Metals Fund, Eastern European Fund, Global Emerging Markets Fund and China Region Fund, each a fund within the U.S. Global Investors Funds (the Trust), including the portfolios of investments, as of December 31, 2012 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds within the U.S. Global Investors Funds as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 27, 2013

Trustees and Officers (unaudited)  December 31, 2012

The following table presents information about the Trustees as of December 31, 2012, together with a brief description of their principal occupations during the last five years. The Agreement and Declaration of Trust provides that each trustee shall serve as a trustee of the Trust during the lifetime of this Trust and until its termination except as such trustee sooner dies, resigns or is removed. In addition, each trustee who is not an "interested person" of the Trust shall be required to retire in accordance with the terms of any retirement policy then in effect that has been approved by a majority vote of all independent trustees. The current retirement policy provides that the retirement age for non-interested trustees is 75 years of age. If you would like more information about the Trustees, you may call 1-800-US-FUNDS (1-800-873-8637) to request a free copy of the Statement of Additional Information.

Non-Interested Trustees
Name (Age) Address Positions Held with Trust Length of Time Served* Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) and Previous Positions During Past 5 Years and Other Directorships Held
J. Michael Belz (59) 7900 Callaghan Road San Antonio, TX 78229 Trustee November 1998 to present Thirteen portfolios	Principal Occupation: President and Chief Executive Officer of Catholic Life Insurance since 1984. Other Directorships Held: Director, Broadway National Bank from October 2003 to present.
James F. Gaertner (69) 7900 Callaghan Road San Antonio, TX 78229 Trustee November 2002 to present Thirteen portfolios	Principal Occupation: President Emeritus, Sam Houston State University. Served as President from August 2001 to August 2010. Other Directorships Held: None.
Clark R. Mandigo (69) 7900 Callaghan Road San Antonio, TX 78229 Trustee May 1993 to present Thirteen portfolios	Principal Occupation: Restaurant operator, business consultant from 1991 to present. Other Directorships Held: None.
Joe C. McKinney (66) 7900 Callaghan Road San Antonio, TX 78229 Trustee October 2008 to present Thirteen portfolios	Principal Occupation: Vice Chairman, Broadway National Bank from October 2002 to present.
Other Directorships Held: Director, Broadway National Bank from October 2002 to present; Director, USAA Real Estate Company from September 2004 to present; Director, Luby's, Inc. from January 2003 to present.

*  These dates include service for a predecessor trust.

Trustees and Officers (unaudited)  December 31, 2012

Interested Trustee
Name (Age) Address Positions Held with Trust Length of Time Served* Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) and Previous Positions During Past 5 Years and Other Directorships Held
Frank Holmes ** (57) 7900 Callaghan Road San Antonio, TX 78229 Trustee, Chief Executive Officer, Chief Investment Officer, President January 1990 to present Thirteen portfolios	Principal Occupation: Director, Chief Executive Officer, and Chief Investment Officer of the Adviser. Since October 1989, Mr. Holmes has served and continues to serve in various positions with the Adviser, its subsidiaries, and the investment companies it sponsors.
Other Directorships Held: None.

*  These dates include service for a predecessor trust.

**  Mr. Holmes is an "interested person'' of the Trust by virtue of his positions with U.S. Global Investors, Inc.

The following table presents information about each Officer of the Trust as of December 31, 2012, together with a brief description of their principal occupations during the last five years. Each holds office until his or her successor is duly elected and qualified.

Officers
Name (Age) Address Positions Held with Trust Length of Time Served*	Principal Occupation(s) During Past 5 Years
Frank E. Holmes (57) 7900 Callaghan Road San Antonio, TX 78229 Trustee, Chief Executive Officer, Chief Investment Officer, President January 1990 to present

Director, Chief Executive Officer, and Chief Investment Officer of the Adviser. Since October 1989, Mr. Holmes has served and continues to serve in various positions with the Adviser, its subsidiaries, and the investment companies it sponsors.

Susan B. McGee (53) 7900 Callaghan Road San Antonio, TX 78229 Executive Vice President, Secretary, General Counsel March 1997 to present

President and General Counsel of the Adviser. Since September 1992, Ms. McGee has served and continues to serve in various positions with the Adviser, its subsidiaries, and the investment companies it sponsors.

Catherine A. Rademacher (52) 7900 Callaghan Road San Antonio, TX 78229 Treasurer July 2004 to present

Chief Financial Officer of the Adviser. Since April 2004, Ms. Rademacher has served and continues to serve in various positions with the Adviser, its subsidiaries, and the investment companies it sponsors.

Trustees and Officers (unaudited)  December 31, 2012

Name (Age) Address Positions Held with Trust Length of Time Served*	Principal Occupation(s) During Past 5 Years
James L. Love, Jr. (44) 7900 Callaghan Road San Antonio, TX 78229 Chief Compliance Officer September 2007 to present	Chief Compliance Officer and Deputy General Counsel of the Adviser since September 2007.
T. Kelly Niland (50) 7900 Callaghan Road San Antonio, TX 78229 Vice President, Investment Operations December 2008 to present; Assistant Treasurer from May 2006 to December 2008.	Vice President of Investment Operations of the Adviser since January 2006.
Susan K. Filyk (43) 7900 Callaghan Road San Antonio, TX 78229 Vice President, Marketing December 2008 to present	Director of Marketing of the Adviser since August 2007.

*  These dates include service for a predecessor trust.

Additional Information (unaudited)

Additional Federal Tax Information

The percentage of tax-exempt dividends paid by the Funds for the year ended December 31, 2012, was:

Near-Term Tax Free	94.13%
Tax Free	95.60%

The percentage of ordinary income dividends paid by the Funds during the year ended December 31, 2012, which qualify as Qualified Dividends Income (QDI) and the Dividends Received Deduction (DRD) available to corporate shareholders was:

	Qualified Dividend Income	Dividend Received Deduction
MegaTrends	100.00%	100.00%
Global Resources	46.55%	35.67%
Gold and Precious Metals	100.00%	66.31%
Eastern European	100.00%	0.00%
China Region	100.00%	9.63%

The amounts which represent foreign source income and foreign taxes paid during the year ended December 31, 2012, are as follows:

	Foreign Source Income	Foreign Tax Credit
MegaTrends	$280,202	$15,024
Global Resources	$2,374,946	$155,438
Gold and Precious Metals	$1,009,864	$109,079
Eastern European	$7,881,346	$1,110,578
China Region	$911,012	$67,782

In early 2013, the Funds reported on Form 1099-DIV the tax status of all distributions made during the 2012 calendar year. The Funds intend to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by each fund will be reported to shareholders on their Form 1099-DIV. Shareholders should use the information on Form 1099-DIV for their income tax returns.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds' statement of additional information (Form 485B), which can be found on the SEC's website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637) or accessing the Funds' Form N-PX on the SEC's website at www.sec.gov.

Additional Information (unaudited)

Availability of Quarterly Portfolio Schedules

The Funds provide complete lists of holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds' semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. Shareholders can look up the Funds' Forms N-Q on the SEC's website at www.sec.gov. You may also visit or call the SEC's Public Room in Washington, D.C. (1-202-942-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Approval of the Advisory Agreement for Each Fund

On August 22, 2012, the Board of Trustees (the "Board") of U.S. Global Investors Funds (the "Trust"), including all the trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved continuation of the advisory agreement with U.S. Global Investors, Inc. (the "Adviser") for each fund for an additional one-year term ending October 1, 2013.

In considering approval of the agreement, the Board reviewed a variety of materials relating to each fund and the Adviser, including (i) the nature, extent and quality of services provided; (ii) a comparison of services rendered and amounts paid to other registered investment companies, including other registered investment companies managed by the Adviser, and other accounts managed by the Adviser; (iii) the investment performance of the fund measured against appropriate benchmarks; (iv) the costs of services provided and estimated profits realized by the Adviser (and its affiliates); (v) the extent to which economies of scale are realized as the fund grows; (vi) whether fee levels reflect any possible economies of scale for the benefit of fund shareholders; and (vii) benefits realized by the Adviser (and its affiliates) from its relationship with the fund.

The Independent Trustees began their process of reviewing information, which they had previously requested, and considering approval of the agreement at the Board's June 19, 2012 meeting. The Independent Trustees were represented by independent legal counsel throughout the process. After the June 19, 2012 Board meeting, at the direction of the Independent Trustees, independent legal counsel requested additional information from the Adviser. The Independent Trustees also had separate meetings among themselves and with independent legal counsel during this period. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement. After their review of the information received, the Independent Trustees presented their findings and recommendations to the full Board.

The Board reviewed the functions performed by the Adviser, the portfolio management team and support staff of the Adviser, the Adviser's investment strategy and process for each fund, and the Adviser's financial condition, and considered the quality of services provided. The Board also reviewed information on the performance of each fund, along with the performance information of a relevant securities index, a peer group and a peer universe, using information supplied by Lipper Inc. ("Lipper").

Additional Information (unaudited)

For the All American Equity Fund, the information showed that for the one-, two-, three-, four and five-year periods ended December 31, 2011, the fund's performance was in the 1st, 2nd, 5th, 3rd and 3rd quintile, respectively, of its applicable Lipper peer group and for the one-, two-, three-, four- and five-year periods ended December 31, 2011, the fund's performance was in the 2nd, 3rd, 5th, 5th and 3rd quintile, respectively, of its applicable Lipper peer universe (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Board noted that the fund's short-term performance has improved. In addition, the Board noted that the fund's advisory fee includes a performance incentive adjustment based on the performance of the fund during the prior 12-month period.

For the Holmes Growth Fund, the information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2011, the fund's performance was in the 4th, 3rd, 5th, 4th and 4th quintile, respectively, of its applicable Lipper peer group, and for the one-, two-, three-, four- and five-year periods ended December 31, 2011, the fund's performance was in the 4th, 3rd, 5th, 5th and 4th quintile, respectively, of its applicable Lipper peer universe. The Board noted that the fund outperformed its benchmark index through the first half of 2011, but that the Adviser attributed volatility during the second half of 2011 as negatively impacting the fund's performance. The Board noted that the fund's advisory fee includes a performance incentive adjustment based on the performance of the fund during the prior 12-month period.

For the MegaTrends Fund (formerly known as the Global MegaTrends Fund), the information showed that for the one-, two-, three- and four-year periods ended December 31, 2011 (the Adviser assumed management of the fund effective October 1, 2007), the fund's investor class performance was in the 3rd, 5th, 5th and 5th quintile, respectively, of its applicable Lipper peer group and for each of the one-, two-, three-, four- and five-year periods ended December 31, 2011, the fund's investor class performance was in the 4th, 5th, 5th, 5th and 5th quintile, respectively, of its applicable Lipper peer universe. In addition, the information showed that for the one-year period ended December 31, 2011, the fund's institutional class performance was in the 5th quintile of its applicable Lipper peer group and for the one-year period ended December 31, 2011, and the period since inception (March 1, 2010) through December 31, 2011, the fund's institutional class performance was in the 4th quintile of its applicable Lipper peer universe. The Board noted that the fund underperformed its benchmark index for the one-year period ended December 31, 2011. In response to questions from the Independent Trustees regarding the fund's performance, the Adviser provided supplemental information noting that the fund's performance was significantly impacted by the financial crisis in 2008 and by the fund's focus on global infrastructure "megatrend" investments, which have lagged the performance of broader peer group funds. The Adviser also noted that it has implemented a new model driven process with respect to stock selection to address underperformance. The Board took into consideration that the fund's advisory fee includes a performance incentive adjustment based on the performance of the fund during the prior 12-month period.

Additional Information (unaudited)

For the Global Resources Fund, the information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2011, the fund's investor class performance was in the 4th, 2nd, 1st, 4th and 5th quintile, respectively, of its applicable Lipper peer group and for each of the one-, two-, three-, four- and five-year periods ended December 31, 2011, the fund's investor class performance was in the 4th, 1st, 1st, 4th and 4th quintile, respectively, of its applicable Lipper peer universe. In addition, the information showed that for the one-year period ended December 31, 2011, and the period since inception (March 1, 2010) through December 31, 2011, the fund's institutional class performance was in the 4th and 2nd quintile, respectively, of its applicable Lipper peer group and in the 4th and 1st quintile, respectively, of its applicable Lipper peer universe. This information also showed that the fund underperformed its benchmark index for the one-year period ended December 31, 2011. The Board noted that the fund's advisory fee includes a performance incentive adjustment based on the performance of the fund during the prior 12-month period.

For the World Precious Minerals Fund, the information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2011, the fund's investor class performance was in the 5th, 5th, 1st, 5th and 5th quintile, respectively, of its applicable Lipper peer group and for the one-, two-, three-, four- and five-year periods ended December 31, 2011, the fund's investor class performance was in the 5th, 5th, 2nd, 5th and 5th quintile, respectively, of its applicable Lipper peer universe. In addition, the information showed that for the one-year period ended December 31, 2011, and the period since inception (March 1, 2010) through December 31, 2011, the fund's institutional class performance was in the 5th quintile of its applicable Lipper peer group and Lipper peer universe. This information also showed that the fund underperformed its benchmark index for the one-year period ended December 31, 2011. The Board noted that the Adviser attributed recent underperformance to the fund's emphasis in junior mining companies, which have significantly underperformed over the past year, but historically have added value to the fund's portfolio. The Board also took into consideration that the fund's advisory fee includes a performance incentive adjustment based on the performance of the fund during the prior 12-month period.

For the Gold and Precious Metals Fund, the information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2011, the fund's performance was in the 4th, 4th, 5th, 2nd and 3rd quintile, respectively, of its applicable Lipper peer group, and for the one-, two-, three-, four- and five-year periods ended December 31, 2011, the funds' performance was in the 4th, 5th, 5th, 4th and 4th quintile, respectively, of its applicable Lipper peer universe. The information also showed that the fund underperformed its benchmark index for the one-year period ended December 31, 2011. The Board noted that the Adviser attributed recent underperformance to small to mid-tiered gold stocks which have historically outperformed over longer time periods. The Board also took into consideration that the fund's advisory fee includes a performance incentive adjustment based on the performance of the fund during the prior 12-month period.

Additional Information (unaudited)

For the Eastern European Fund, the information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2011, the fund's performance was in the 5th quintile of its applicable Lipper peer group and applicable Lipper peer universe. In addition, the information showed that the fund underperformed its benchmark index for the one-year period ended December 31, 2011. In response to questions from the Independent Trustees, the Adviser provided supplemental information noting that the funds within the fund's peer group do not necessarily have the same regional focus as the fund, making performance comparisons difficult. In addition, the Adviser noted that when the fund is compared to a peer group of funds with an eastern European emerging markets focus, the fund ranked in the top half of its peer group over the three-year period and in the top quartile for the six-month period ended June 30, 2012. The Board also took into consideration that the fund's advisory fee includes a performance incentive adjustment based on the performance of the fund during the prior 12-month period.

For the Global Emerging Markets Fund, the information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2011, the fund's performance was in the 5th quintile of its applicable Lipper peer group and applicable Lipper peer universe. In addition, this information showed that the fund underperformed its benchmark index for the one-year period ended December 31, 2011. The Board considered that management has implemented a new model-driven process to address the fund's historical performance issues. The Board also took into consideration that that the fund's advisory fee includes a performance incentive adjustment based on the performance of the fund during the prior 12-month period.

For the China Region Fund, the information showed that for the one-, two-, three-, four-and five-year periods ended December 31, 2011, the fund's performance was in the 4th, 4th, 5th, 5th and 5th quintile, respectively, of its applicable Lipper peer group and for the one-, two-, three-, four- and five-year periods ended December 31, 2011, the fund's performance was in the 5th quintile of its applicable Lipper peer universe. The Board noted that the fund underperformed its benchmark for the one-year period ended December 31, 2011. In response to questions from the Independent Trustees, the Adviser noted that it had changed portfolio managers in 2011 and also adopted a new portfolio construction model which adapts to long-term market trends in the China region to address underperformance. The Board also noted that that the fund's advisory fee includes a performance incentive adjustment based on the performance of the fund during the prior 12-month period.

For the Tax Free Fund, the information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2011, the fund's performance was in the 5th, 4th, 5th, 3rd and 2nd quintile, respectively, of its applicable Lipper peer universe. The Board noted that the information also showed that the fund underperformed its benchmark index for the one-year period ended December 31, 2011.

For the Near-Term Tax Free Fund, the information showed that for the one-, two- and three-year periods ended December 31, 2011, the fund's performance was in the

Additional Information (unaudited)

3rd quintile of its applicable Lipper peer group and for the one-, two-, three-, four- and five-year periods ended December 31, 2011, the fund's performance was in the 4th, 3rd, 3rd, 3rd and 2nd quintile, respectively, of its applicable Lipper peer universe. This information also showed that the fund outperformed its benchmark index for the one-year period ended December 31, 2011.

For the U.S. Government Securities Savings Fund, the information showed that for the one-, two-, three-, four- and five-year periods ended December 31, 2011, the fund's performance was in the 1st, 1st, 2nd, 3rd and 3rd quintile, respectively, of its applicable Lipper peer group, and for the one-, two-, three-, four- and five-year periods ended December 31, 2011, the fund's performance was in the 1st, 2nd, 2nd, 2nd and 2nd quintile, respectively, of its applicable Lipper peer universe. In addition, this information showed that the fund performed at its benchmark index for the one-year period ended December 31, 2011.

For the U.S. Treasury Securities Cash Fund, the information showed that for the one-, two-, three-, four-, and five-year periods ended December 31, 2011, the fund's performance was in the 1st, 1st, 1st, 5th and 5th quintile, respectively, of its applicable Lipper peer group and for the one-, two-, three-, four- and five-year periods ended December 31, 2011, the fund's performance was in the 1st, 1st, 2nd, 4th and 4th quintile, respectively, of its applicable Lipper peer universe. In addition, this information showed that the fund performed at its benchmark index for the one-year period ended December 31, 2011.

On the basis of this evaluation and the ongoing review of performance by the Board, the Board concluded that the nature, quality and extent of services provided by the Adviser historically have been and continue to be satisfactory.

The Board also reviewed information on each fund's advisory fee and expense ratio (on both a net basis giving effect to any expense cap) compared to the expenses of a peer group of funds based upon information prepared by Lipper. The Board also compared the advisory fees to the fees charged by the Adviser to three non-U.S. registered funds managed by the Adviser. (The Board noted that, although these non-U.S. registered funds may have investment objectives and policies that are similar to some of the funds, the contractual fees payable to the Adviser for managing those client assets are the same as or higher than the advisory fees of the similar funds.)

For the All American Equity Fund, the information showed that, with respect to the fund's advisory fee, the fund is in the 2nd quintile of its applicable Lipper peer group and in the 5th quintile of its applicable Lipper peer group with respect to its net expenses.

For the Holmes Growth Fund, the information showed that, with respect to the fund's advisory fee, the fund is in the 4th quintile of its applicable Lipper peer group and in the 5th quintile of its applicable Lipper peer group with respect to its net expenses.

For the MegaTrends Fund's investor class, the information showed that, with respect to the advisory fee and net expenses, it is in the 4th quintile of its applicable Lipper

Additional Information (unaudited)

peer group. In addition, the information showed that, with respect to the fund's institutional class, it is in the 5th quintile of its applicable Lipper peer group with respect to its advisory fee and net expenses.

For the Global Resources Fund's investor class, the information showed that, with respect to the advisory fee and net expenses, it is in the 5th quintile of its applicable Lipper peer group. In addition, for the fund's institutional class, the information showed that, with respect to the advisory fee, it is in the 4th quintile of its applicable Lipper peer group and in the 3rd quintile of its applicable Lipper peer group with respect to its net expenses.

For the World Precious Minerals Fund's investor class, the information showed that, with respect to the advisory fee and net expenses, the fund is in the 5th quintile of its applicable Lipper peer group. In addition, the information showed that, with respect to the fund's institutional class, it is in the 5th quintile of its applicable Lipper peer group with respect to its advisory fee and in the 4th quintile of its applicable Lipper peer group with respect to its net expenses.

For the Gold and Precious Metals Fund, the information showed that, with respect to the fund's advisory fee, the fund is in the 4th quintile of its applicable Lipper peer group and in the 5th quintile of its applicable Lipper peer group with respect to its net expenses.

For the Eastern European Fund, the information showed that, with respect to the fund's advisory fee, the fund is in the 4th quintile of its applicable Lipper peer group and in the 5th quintile of its applicable Lipper peer group with respect to its net expenses.

For the Global Emerging Markets Fund, the information showed that, with respect to the fund's advisory fee and net expenses, the fund is in the 5th quintile of its applicable Lipper peer group.

For the China Region Fund, the information showed that, with respect to the fund's advisory fee and net expenses, the fund is in the 5th quintile of its applicable Lipper peer group.

For the Tax Free Fund, the information showed that, with respect to the fund's advisory fee, the fund is in the 5th quintile of its applicable Lipper peer group and in the 2nd quintile of its applicable Lipper peer group with respect to its net expenses.

For the Near-Term Tax Free Fund, the information showed that, with respect to the fund's advisory fee, the fund is in the 3rd quintile of its applicable Lipper peer group and in the 1st quintile of its applicable Lipper peer group with respect to its net expenses.

For the U.S. Government Securities Savings Fund, the information showed that, with respect to the fund's advisory fee, the fund is in the 5th quintile of its applicable Lipper peer group and, with respect to net expenses, the U.S. Government Securities

Additional Information (unaudited)

Savings Fund and U.S. Treasury Securities Cash Fund are in the 1st quintile of their applicable Lipper peer group.

The Board considered the Adviser's belief that higher expenses are inherent in small fund complexes, such as the U.S. Global Investors Funds, and that it could not operate effectively at a lower level of fees or with the burden of contractual expense caps. However, the Board noted that the Adviser is currently voluntarily limiting expenses at the following levels (the expense limitation may be modified or removed by the Adviser at any time):

Fund	Voluntary Expense Limitation (% of Average Net Assets)
All American Equity Fund	2.20%
Holmes Growth Fund	2.20%
MegaTrends Fund	2.35%
Global Resources Fund	1.90%
World Precious Minerals Fund	1.90%
Gold and Precious Metals Fund	1.90%
Eastern European Fund	2.85%
Global Emerging Markets Fund	3.15%
China Region Fund	2.55%
Tax Free Fund	0.70%
U.S. Treasury Securities Cash Fund	1.00%
Near-Term Tax Free Fund	0.45%
U.S. Government Securities Savings Fund	0.45%

In each case, the Board concluded that the advisory fee was reasonable and appropriate in amount, given the quality of services provided.

The Board considered the fee structure of the agreement, including the costs of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the funds. For all funds except the World Precious Minerals Fund, Global Resources Fund, Gold and Precious Metals Fund and Eastern European Fund, the net income generated from the advisory relationship was negative. The Board concluded for each fund that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the fund.

As part of its review of the agreement, the Board considered whether there will be economies of scale with respect to the management of each fund and whether each fund will benefit from any economies of scale. The Board considered that the advisory fees for the All American Equity Fund, Gold and Precious Metals Fund, World Precious Minerals Fund, Global Resources Fund, Tax Free Fund, U.S. Government Securities Savings Fund and U.S. Treasury Securities Cash Fund include a breakpoint. For the remaining funds, the Board reviewed each fund's asset size and whether the Adviser was realizing economies of scale. The Board noted that, in all cases, the Adviser did not believe, with respect to the investment advisory services provided,

Additional Information (unaudited)

that it was realizing significant economies of scale, and that the current fees represent an appropriate sharing of economies of scale. Based upon its review of all available information, the Board concluded for the funds with a flat advisory fee that such fee was reasonable and appropriate.

The Board considered that the Adviser engages in soft-dollar arrangements in connection with brokerage transactions for the funds. The Board also considered benefits derived by the Adviser from its relationship with the funds, including the other services provided and fees received by the Adviser and its affiliates for providing such services, and concluded for each fund that the direct and indirect benefits accruing to the Adviser were reasonable in comparison with the costs of providing advisory services, the advisory fee charged to each fund, and the benefits to each fund.

Based on all the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board, including the Independent Trustees, concluded that approval of the advisory agreement would be in the interests of each fund.

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P.O. Box 659405

San Antonio, Texas

78265-9604

Want to reduce paper waste? You can receive this report and other important documents electronically. Please visit www.usfunds.com and sign up at Access My Account. If you need further assistance, please call us at 800-873-8637.

ITEM 2. CODE OF ETHICS.

(a)         The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

(b)         During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(d)         Not applicable.

(e)          Not applicable.

(f)           The registrant has posted such code of ethics on its Internet website at www.usfunds.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

For the covered period, the registrant’s Board of Trustees designated three independent trustees as audit committee financial experts:  Mr. Clark Mandigo, Dr. James F. Gaertner, and Mr. Joe C. McKinney.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(A) AUDIT FEES

The aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements were $291,731 and $291,731 for the fiscal years ended December 31, 2012, and 2011, respectively.

(B) AUDIT-RELATED FEES

There were no fees billed for assurance and related services by the registrant’s principal accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and were not reported under paragraph (a) of this Item for the last two fiscal years.

(C) TAX FEES

The aggregate fees billed for professional services rendered by the registrant’s principal accountant for tax compliance, tax advice and tax planning were $68,558 and $68,558 for the fiscal years ended December 31,

2012, and 2011, respectively. The nature of the services comprising the tax fees included the review of the registrant’s income and excise tax returns and distribution requirements.

(D) ALL OTHER FEES

There were no other fees during the last two fiscal years billed to the registrant.

(E)(1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including approval in advance of audit and non-audit services at regularly scheduled audit committee meetings. If non-audit services are required between regularly scheduled audit committee meetings, approval may be authorized by the chairman of the audit committee for non-prohibited services for engagements of less than $3,500 with notification of other audit committee members at the next scheduled audit committee meeting.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(F) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(G) The aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $128,758 and $128,758 for the fiscal years ended December 31, 2012, and 2011, respectively. These fees related to tax services rendered to the registrant and the issuance of a report on internal controls for an entity controlled by the investment adviser.

(H) All non-audit services rendered in (g) above were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)                     The registrant’s president and treasurer have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                     There was no change in the registrant’s internal control over financial reporting that occurred in the registrant’s fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)                  Code of ethics is posted on registrant’s Internet website at www.usfunds.com.

(a)(2)                  Certifications of principal executive officer and principal financial officer pursuant to section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)                  Not Applicable.

(b)                                 Certifications of principal executive officer and principal financial officer pursuant to section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GLOBAL INVESTORS FUNDS

By:	/s/ Frank E. Holmes
Frank E. Holmes
President, Chief Executive Officer

Date:	March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Frank E. Holmes
Frank E. Holmes
President, Chief Executive Officer

Date:	March 8, 2013

By:	/s/ Catherine A. Rademacher
Catherine A. Rademacher
Treasurer

Date:	March 8, 2013